                            SCHEDULE 14C INFORMATION

                               Amendment Number 2


        Information Statement Pursuant to Section 14(c) of the Securities

                              Exchange Act of 1934

Check the appropriate box:
         / X /    Preliminary Information Statement
         /  /    Definitive Information Statement

                                 Parentech, Inc.

                  (Name of Registrant As Specified In Charter)

                                 Not Applicable

  (Name of Person(s) Filing the Information Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
         / X / No fee required.

         / / Fee computed on table below per Exchange Act Rules 14c-5(g) and
         0-11.

         1) Title of each class of securities to which transaction applies:

                  Common Stock, no par value
                  Preferred Stock, no par value

         2) Aggregate number of securities to which transaction applies:

                  43,397,293 shares of Common Stock

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4) Proposed maximum aggregate value of transaction:

/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
         2)  Form, Schedule or Registration Statement No.:
         3)  Filing Party:
         4)  Date Filed:


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                                 PARENTECH, INC.
                        777 SOUTH HIGHWAY 101, SUITE 215
                             SOLANA BEACH, CA 92075

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                              INFORMATION STATEMENT

         PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
           AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

               ---------------------------------------------------

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

               ---------------------------------------------------

                                  INTRODUCTION

This notice and information statement (the "Information Statement") was mailed on or about July ____, 2004 to the stockholders of record, as of May 12, 2004, of Parentech, Inc., a Delaware corporation (the "Company") pursuant to: Section 14(c) of the Exchange Act of 1934, as amended to inform the Stockholders that the majority stockholders of the Company executed a written consent dated May 12, 2004 providing for an amendment to the Company's Certificate of Incorporation reducing its issued and outstanding shares of common stock through undertaking a one for two hundred reverse stock split. This notice and information statement attached hereto shall be considered the notice required under Section 228(e) of the Delaware General Corporation Law (the "DGCL").

Our board of directors has unanimously approved the reverse stock split, as have stockholders representing a majority of our issued and outstanding shares of common stock. Accordingly, your approval is not required and is not being sought.

Please read this notice carefully. It describes the essential terms of the reverse stock split and contains certain information concerning the reverse stock split. The certificate of amendment effectuating the reverse stock split is attached to this Information Statement as EXHIBIT A. Additional information about the Company and its predecessor (Premier Classic Art, Inc.) is contained in its periodic reports filed on periodic and current reports filed with the United States Securities and Exchange Commission (the "Commission"). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.

The principal executive office of the Company is located at 777 South Highway 101, Suite 215 Solana Beach, CA 92075. The Company's telephone number is (858) 847-9000.


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

 THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING
             WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

               ---------------------------------------------------

                                 PARENTECH, INC.
                        777 SOUTH HIGHWAY 101, SUITE 215
                            SOLANA BEACH, CA 92075

               ---------------------------------------------------

                              INFORMATION STATEMENT
          PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

               ---------------------------------------------------

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of the Company:

1. A one for two hundred reverse stock split, to be effective as of the filing of an amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State, attached hereto as EXHIBIT A.

The Board of Directors has fixed the close of business on May 12, 2004, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written Notice to stockholders pursuant to Section 228(e) of the DGCL.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                       By order of the Board of Directors,

                                             /s/ Scott Lawler
                                             ------------------------------
July __, 2004                                 Scott Lawler
                                               Chief Executive Officer


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

                                TABLE OF CONTENTS

SUMMARY TERM SHEET

      The Reverse Stock Split

      The Merger Transactions

      The Merger

      The Merger Consideration

      Recommendation of our Board of Directors

      The Written Consent

      Appraisal Rights

      Conditions to the Completion of the Merger

      Termination of the Merger Agreement

      No Provision for Termination Fees

CURRENT INFORMATION REGARDING THE COMPANY

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

RECENT EVENTS - AGREEMENT AND PLAN OF MERGER AND REORGANIZATION WITH
                SOURCE ATLANTIC

REVERSE SPLIT

FEDERAL INCOME TAX CONSEQUENCES

APPRAISAL RIGHTS

INTERESTS OF CERTAIN PERSONS IN THE REVERSE SPLIT

CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

DESCRIPTION OF CAPITAL STOCK

SOLICITATION OF PROXIES

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

Exhibit A: CERTIFICATE OF AMENDMENT

Exhibit B: AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

Exhibit C: FINANCIAL STATEMENTS OF SOURCE ATLANTIC, INC.

Exhibit D; Pro Forma Financial Statements Parentech, Inc.  Source Atlantic, Inc.

                               SUMMARY TERM SHEET



         The following is a summary of the material information regarding the reverse stock split and the merger agreement and the proposed merger of Source Atlantic, Inc. with and into our wholly owned subsidiary, Source Atlantic Acquisition Corp, with Source Atlantic, Inc. becoming our wholly-owned subsidiary.. Stockholders should read this information statement, including the merger agreement, which is attached as hereto, and our Annual Report on Form 10-KSB for the year ended December 31, 2003 and our Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004.

         Several sections in this summary include cross references to other sections in this information statement containing more detailed information regarding the subject matter of that particular section of this summary. It is important that you do not read this summary term sheet information alone, as it is intended to be read along with the other information in this information statement.


THE REVERSE STOCK SPLIT

It is a condition to the merger agreement described below that we effect a reverse stock split. Our Board of Directors has unanimously adopted and our shareholders holding a majority of the Common Stock have approved a resolution to effect a one-for-two hundred (1:200) reverse stock split of the Common Stock. The immediate effect of the reverse stock split will be to reduce the number of presently issued and outstanding shares of Common Stock from approximately 43,397,293 to approximately 216,986. The market price of the Common Stock may not rise in proportion to the reduction in the number of shares outstanding as a result of the reverse stock split, nor can there be any assurances that the reverse stock split will lead to a sustained increase in the market price of the Common Stock. The market price of the Common Stock may also change as a result of other unrelated factors, including the Company's operating performance and other factors related to its business as well as general market conditions.

THE MERGER TRANSACTION

      THE COMPANIES

Parentech, Inc.
777 South Highway 101, Suite 215
Solana Beach, CA  92075.
(858) 847-9000.

         Parentech was organized under the laws of Delaware in February 2000. Parentech's principal business is designing, developing and marketing products that enhance the development and well-being of infants. Parentech's first product, the Nature's CradleTM Sound and Motion System, or Nature's Cradle, is an infant environmental transition system that eases the stress experienced by infants in the post partum period by simulating certain aspects of the pre-birth environment. Parentech believes that Nature's Cradle markedly enhances the development and well-being of newborns as shown in extensive clinical trials.

         Our common stock is traded in the over-the-counter market on the NASD "Electronic Bulletin Board" (Symbol: "PRNH").

Source Atlantic, Inc.
55 Accord Park Drive
Rockland, MA 02370

(781) 871-8500

         Source Atlantic, Inc. is a Delaware corporation specializing in the planning, forecasting, procurement and management of capital medical equipment, furniture and IT for the healthcare and research industries. Source Atlantic, Inc. provides the services to healthcare and research industries to shorten their plan-buy-delivery cycle, reduce risk, and improve the quality of document storage, process / task management and information exchange. Services include, equipment assessment and inventory, assistance in the development of accurate group buy & aggregation programs, assistance in the development of long term forecasting programs, equipment planning, project coordination, schematic design, design & development, construction documents, CADD development and revision management, logistics & implementation management, radiology information systems, and picture archiving and communication.

Source Atlantic Acquisition Corp.
1224 Washington Avenue
Miami Beach, Florida 33139
(305) 531-1174

         Source Atlantic Acquisition Corp, a Florida corporation, is our wholly-owned subsidiary recently formed solely for the purpose of effecting the merger. It has no business operations.

      THE MERGER


         Source Atlantic, Inc. will be merged with and into our wholly owned subsidiary, Source Atlantic Acquisition Corp., with Source Atlantic, Inc. becoming our wholly-owned subsidiary.



      THE MERGER CONSIDERATION

         At the effective time of the merger, all of the outstanding shares of Source Atlantic, Inc. common stock shall be converted by virtue of the merger at the effective time of the merger (defined in the Agreement and Plan of Merger and Reorganization as the date upon which we file the Certificate of Merger with the Secretary of State of the State of Delaware, in accordance with the relevant provisions of Delaware Law) into an equal number of our common stock (the "Merger Securities"). Specifically, as of the effective time of the merger, each of 1,370,615 (post split) shares of Source Atlantic, Inc. issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and be converted automatically into the right to receive one share of our Common Stock for each of the 1,370,615 (post split) shares of Source Atlantic, Inc., issued and outstanding Common Stock.

         RECOMMENDATION OF OUR BOARD OF DIRECTORS

         Our board of directors determined that the terms of the merger agreement and the merger were advisable and in our best interests and the best interests of our stockholders and approved the merger agreement and the merger contemplated thereby.

         THE WRITTEN CONSENT

         The affirmative vote or written consent of at least a majority in voting power of our shares of capital stock outstanding is required to adopt the merger agreement. Under Delaware law and our bylaws, such approval may be provided by written consent of the holder of shares representing at least that number of votes and without a meeting of the stockholders. Subsequently, a majority of the votes entitled to be cast on the adoption of the merger agreement, executed a written consent adopting the merger agreement and approving the transactions contemplated thereby. This means that the merger can occur without the vote of any other or our stockholders and there will not be a special meeting of our stockholders at which you will vote on the adoption of the merger.

         When actions are taken by written consent of less than all of the stockholders entitled to vote on a matter, Section 228(e) of the DGCL requires notice of the action to those stockholders who did not vote. We will be sending a notice to you of action by written consent contemplated by Section 228(e) of the DGCL.

      APPRAISAL RIGHTS

         Under Section 262 of the DGCL, holders of our common stock who properly perfect their appraisal rights under Section 262 of the DGCL will have the right to seek an appraisal and to be paid the "fair value" of their shares of Castle capital stock at the effective time of the merger (exclusive of any element of value arising from the accomplishment or expectation of the merger). You are encouraged to consult your own independent legal advisors to better understand any appraisal rights you may have under Delaware law.

CONDITIONS TO THE COMPLETION OF THE MERGER

         We cannot complete the merger until all of the conditions to completion of the merger are satisfied or waived. The obligations to complete the merger depends on the satisfaction or waiver of a number of conditions, including, but not limited to, the following:

         o All governmental consents, orders and approvals required for the consummation of the merger shall have been obtained, and applicable waiting periods shall have expired.

         o No statute, rule, regulation, judgment, order or injunction shall have been issued by any governmental entity which prohibits, restrains or makes illegal the consummation of the merger.

         o The representations and warranties of all parties set forth in the merger agreement shall be true and correct in all material respects.

         o All parties shall have performed and complied with all of its covenants and agreements in the merger agreement in all material respects.


         o As an additional agreement with Source Atlantic, Inc., we agreed that we shall obtain not less than $150,000 in additional financing immediately and within 90 days from May 13, 2004, we shall obtain not less than an additional $1.5 million in additional financing from private investors.


         o As an additional agreement with Source Atlantic, Inc., we agreed to consummate this 1-for-200 reverse stock split as described herein.

         o As an additional agreement with Source Atlantic, Inc., we agreed to convert $1,637,570 of debt into an aggregate amount of our Common Stock such that the holders of such debt own 50% of the issued and outstanding shares of our Common Stock prior to the Effective Time. As a consequence, at the Effective Time, we agreed and anticipate that our total debt shall be no greater than $150,000 not inclusive of obligations to Scott Landow, President, who agrees not to hold Source Atlantic, Inc. liable for any obligations owned to him by us.


         o As an additional agreement with Source Atlantic, Inc., we agreed to authorize the issuance of 1,550,000 shares of the our preferred stock, such shares of preferred stock to have a conversion right of one share of preferred stock to be converted into one share of common stock (the "Convertible Preferred Stock") such that 550,000 shares of Convertible Preferred Stock may be converted to common stock immediately, 500,000 shares of Convertible Preferred Stock may be converted to our common stock up to 24 month earnings benchmark established by us intended to be $1,000,000 NAT, and 500,000 shares of Convertible Preferred Stock may be converted to our common stock up to 36 months after achieving the $1,000,000 NAT earnings benchmark established by us intended to be $2,600,000 NAT. NAT mean Net After Taxes.

         o As an additional agreement with Source Atlantic, Inc., we agreed offer up to Four Hundred and Thirty Three Thousand and Nine Hundred and Seventy Three (433,973) Warrants to Purchase our Common Stock to certain of our stockholders (the "Warrants") to, among other things, purchase shares of our Common Stock at $25.00 per share in consideration for such stockholder's execution of a lock-up agreement. The Warrants shall be subject to a "put" provision such that the Warrant can be "put" back to us after one (1) quarter and one day following the Effective Time. This "put" provision obligates us to spin off our assets and operations as they exist currently into another entity and transfer ninety percent (90%) ownership to the holders of the Warrants. As a consequence, exercising the put provision, we would retain the assets and liabilities in Source Atlantic, Inc. and the spun off entity would receive our assets and operations in the form they existed prior to the merger; accordingly, both entities would be viable operating entities with ongoing businesses.

         If any of these conditions are not satisfied or waived, the merger may not occur. If the merger is not consummated, the market price of our common stock may decline. In addition, our results of operations may be harmed to the extent that the market believes that there is uncertainty surrounding the future direction of the operations or our strategy on a stand-alone basis.

TERMINATION OF THE MERGER AGREEMENT

         The parties may terminate the merger agreement by mutual written consent.

         Either party may terminate the merger agreement, subject to various conditions:

         o if any governmental entity shall have issued an order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the merger; or

         o if the merger shall not have occurred on or before August 13, 2004; provided that, in certain circumstances.

NO PROVISION FOR TERMINATION FEES

         If the merger agreement is terminated In the event this Merger Agreement is terminated, all further obligations of the parties hereunder shall terminate. There is no provision for any break up fee or reimbursement.

                    CURRENT INFORMATION REGARDING THE COMPANY

History


Premier Classic Art, Inc. ("Premier" or the "Company") was incorporated as Pet-Con Industries, Inc. in the State of Delaware on June 14, 1991. Premier originally manufactured recyclable containers and bottles for sale to private grocery product manufacturers and food packers. Premier discontinued these operations in June 1995 and had no operating activities from then until September 1999.


References to any shares issued reflect the number of shares issued and outstanding at the time of issuance and have not been adjusted, and do not reflect, the pending one-for-two hundred or 1:200 reverse stock split.

Acquisition of Cool Classics Incorporated


On September 2, 1999, the Company purchased all of the outstanding shares of stock of Cool Classic Incorporated, a Nevada corporation, in exchange for 3,069,788 shares of the Company's common stock. Cool Classic Incorporated is the owner of 400,000 original, hand-painted animation production cels, which the Company now plans to market and sell.


The following paragraphs set forth certain information with respect to all securities sold by the Company within the past three years without registration under the Securities Act of 1933, as amended (the "Securities Act"). The information includes the names of the purchasers, the date of issuance, the title and number of securities sold and the consideration received by the Company for the issuance of these shares.

In September 1999, the Company issued to Charles F. Trapp 1,158,845 shares of common stock at $.001 per share in exchange for services rendered.


The Board of Directors would resign upon the appointment of Charles Trapp as a director. On September 2, 1999, Premier hired Charles Trapp as its President, appointed him a director and issued to him 1,158,845 shares of its common stock. At the same time, Louis A. Pistilli joined the Company as a director. Mr. Pistilli was issued 75,000 shares of the Company's common stock.


On September 2, 1999, the Company also acquired all of the outstanding shares of stock of Cool Classic Incorporated, a Nevada corporation, in exchange for 3,069,788 shares of the Company's common stock. Cool Classic Incorporated is the owner of approximately 385,000 original, hand-painted animation production cels. The purpose of the acquisition was for Premier to enter into the business of marketing these cels as its principal business activity.

Despite continued efforts to commercialize the cels, the Company's business of marketing them did not succeed. In an effort to improve the Company's prospects, it sought to acquire companies with products that could be commercialized.

Merger with Parentech

One of the companies that Premier evaluated was Parentech, Inc. ("Parentech"), a Delaware corporation with its principal offices in Solana Beach, California. Parentech held patents on a child development product that Premier considered to have substantial commercial appeal.

In December 2001, the Company determined that the potential success of Parentech justified a merger between the two companies, and it entered into a Memorandum of Understanding for that purpose. Upon execution of this memorandum, Parentech paid the Company a transaction fee of $75,000 in the form of a six-month, 8% loan. The note was to be cancelled upon completion of the merger. Under the terms of the memorandum, if the merger was not completed for certain, specified reasons, the Company would have owed Parentech a breakup fee of $75,000 in addition to repayment of the loan. On March 1, 2002, the Company issued 683,108 shares of common stock and 186,000 shares of preferred stock of Premier to parties who provided the transaction fee in consideration of Parentech's agreeing to make the transaction fee non-refundable.

In the course of negotiations to reach and enter into definitive agreements to implement the merger between Premier and Parentech, the parties determined that a change in the structure originally set forth in the memorandum of understanding between them would be mutually advantageous. For that reason, on September 6, 2002, the Board of Directors of the Company and the Board of Directors of Parentech entered into a new agreement that called for Premier Acquisition Corporation, a wholly owned subsidiary of the Company, to merge with and into Parentech (the "Merger"). In connection with the Merger, the Company was to issue one and one-half (1.5) shares of its common stock to Parentech Shareholders in exchange for each share of Parentech common stock, Series A preferred stock or Series B preferred stock they held.

In addition, as part of this transaction, each outstanding share of Premier Classic Acquisition Corporation common stock was, by the virtue of the merger and without any action on the part of the parties, converted into one share of Parentech common stock.

As of November 6, 2002, the effective date of the Merger, virtually all of the operations of Premier were being conducted by and through Parentech. References to the Company's operations on and subsequent to that date are, therefore, to operations of Parentech. On January 17, 2003 Premier merged Parentech into Premier and changed its name to Parentech.

The following is a description of the current operations of the Company.

Parentech was organized under the laws of Delaware in February 2000. Parentech's principal business is designing, developing and marketing products that enhance the development and well-being of infants. Parentech's first product, the Nature's CradleTM Sound and Motion System, or Nature's Cradle, is an infant environmental transition system that eases the stress experienced by infants in the post partum period by simulating certain aspects of the pre-birth environment. Parentech believes that Nature's Cradle markedly enhances the development and well-being of newborns as shown in extensive clinical trials.

On the basis of those trials, the U.S. Food and Drug Administration, or FDA, has cleared the following claims to be made about Nature's Cradle:

         o        Nature's Cradle babies cry 65% less;

         o Nature's Cradle babies are more alert and develop faster, as determined by standard, well-accepted neonatal development tests;

         o        Nature's Cradle babies sleep through the night sooner;

         o        Nature's Cradle babies sleep for longer intervals;

         o        Nature's Cradle babies have a lower incidence of colic.

Parentech does not believe that the FDA has approved any device that is competitive with Nature's Cradle that can assert such claims. Parentech believes its challenge will be to establish awareness of the product's value to parents of infants and convert that awareness into consumer demand. Parentech has developed a strategy that relies on placement of Nature's Cradle in hospitals, where Parentech believes large numbers of parents will experience its benefits. Parentech believes that parents' exposure to Nature's Cradle in the hospital will lead many of those parents to adopt Nature's Cradle for use at home once mother and child leave the hospital.

Parentech is initially focusing its marketing efforts in Asia, where mothers traditionally spend seven to 10 days in the hospital with their newborns. Parentech has chosen to enter into relationships with sales and marketing organizations that Parentech believes are recognized and well-established in their own markets to assist in implementing this strategy, rather than trying to create its own marketing and distribution system..

Parentech's overall business strategy is designed to take advantage of the inherent obstacles that independent inventors and start-up companies in the infant products market traditionally confront. The infant products market is dominated by a few relatively large, well-known companies that are responsible for the design, sales and marketing of many of the new products introduced each year. There are, however, a substantial number of products designed for this market by individual inventors and small entrepreneurs who have innovative ideas, but who often lack the market savvy or the financial and human resources to manufacture, market, and distribute their product profitably. It is often parents, pediatricians and nurses who observe the activities of young children who conceive products that could make their lives and those of their children easier, less stressful and more enjoyable. Yet these groups lack the know-how or resources to get their products successfully to market.

Parentech believes that the most daunting barrier for small entrepreneurs is the lack of a large enough distribution channel at an early stage to enable the product to be produced at a cost that will lead to profitability within an acceptable time frame. Most of these small entrepreneurs exhaust their limited capital on high cost prototypes and small runs of pre-production units, well before they can take advantage of the economies of scale associated with mass production. If they have any money left after working out production issues, it is quickly absorbed by initial marketing and distribution costs. Unless the product is an "instant success," it will usually not achieve sufficient market penetration in a short enough time frame to generate the cash flow critical to survival.

Parentech's strategy is designed to overcome this inherent problem by leveraging the FDA-endorsed efficacy of Nature's Cradle to create an international distribution consortium. The establishment of such a distribution network should allow Parentech to place its products, starting with Nature's Cradle, into many markets more rapidly than could be otherwise achieved. That, in turn, will enable Parentech to produce large enough quantities of a new product from the outset to realize economies of scale in production, thus accelerating the profitability of each new product line introduced. Parentech had an agreement with such a network in Japan, however that arrangement is currently on hold as of December 31, 2003, has received a purchase order from another network in Korea, and is in the process of putting establishing both manufacturing and distribution capability in Mainland China, however there is no such partner in place as of December 31, 2003.

These relationships, representing very large potential markets, would, on the basis of market penetration projections provided by the distribution networks themselves, will enable Parentech to achieve quickly the volumes needed to benefit from the economies of scale in production. Parentech expects that similar relationships will be established over time in other major markets, such as the U.S, Western Europe and Latin America.

Successful introduction of Nature's Cradle is key to ensuring that these distribution networks will remain receptive to future products. Parentech decided that the Nature's Cradle is the right "first product" because it is a patented, differentiable, clinically proven and doctor-recommended technology. Parentech's management believes that Nature's Cradle is a very robust and universally applicable product, which makes it the right first product not only for its potential to succeed in its own right, but because it can serve as a platform for the introduction of a series of follow-on products.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock is traded in the over-the-counter market on the NASD "Electronic Bulletin Board" (Symbol: "PRNH"). The following table shows for the periods indicated the high and low bid quotations for our common stock (or its predecessor-"PMCL"), as reported by publicly-available Internet data information. These quotations are believed to represent inter-dealer quotations without adjustment for retail mark-up, mark-down or commissions and may not represent actual transactions.

PERIOD                                 HIGH BID                         LOW BID
------                                 --------                         -------

Calendar 2004

    First Quarter                      $0.07                            $0.07

Calendar 2003

    First Quarter                      $0.08                            $0.24
    Second Quarter                     $0.02                            $0.35
    Third Quarter                      $0.07                            $0.15
    Fourth Quarter                     $0.03                            $0.07

Calendar 2002

    First Quarter                      $0.72                            $0.18
    Second Quarter                     $0.51                            $0.30
    Third Quarter                      $0.36                            $0.18
    Fourth Quarter                     $0.45                            $0.12


HOLDERS

As of June 18, 2004, the Company had approximately 690 record holders of our 43,397,293 outstanding shares of common stock.

RECENT EVENTS - AGREEMENT AND PLAN OF MERGER AND REORGANIZATION WITH SOURCE ATLANTIC


On May 13, 2004, we completed our acquisition of Source Atlantic, Inc., a Delaware corporation, pursuant to an Agreement and Plan of Merger and Reorganization, the form of which is attached as Exhibit B hereto. Source Atlantic, Inc. will be merged with and into our wholly owned subsidiary, Source Atlantic Acquisition Corp,, with Source Atlantic, Inc. becoming our wholly-owned subsidiary.

All of the outstanding shares of Source Atlantic, Inc. common stock shall be converted by virtue of the merger at the effective time of the merger (defined in the Agreement and Plan of Merger and Reorganization as the date upon which we file the Certificate of Merger with the Secretary of State of the State of Delaware, in accordance with the relevant provisions of Delaware Law) into an equal number of our common stock (the "Merger Securities"). On or before the Effective Date, each Shareholder of Source Atlantic, Inc. shall surrender their outstanding shares of Source Atlantic, Inc. common stock existing immediately prior to the Effective Time. Until so surrendered, any outstanding certificates or other documentation which, prior to the Effective Time represented outstanding shares of Source Atlantic, Inc. common stock, shall be deemed for all corporate purposes to be surrendered. Upon such surrender, shares of Source Atlantic, Inc. common stock so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist. All of the Merger Securities shall be converted by virtue of the merger immediately after the Effective Date into, in the aggregate, shares of our common stock and shall be retired. The separate existence and corporate organization of Source Atlantic Acquisition Sub, Inc., except insofar as it may be continued by statute, shall cease immediately after the Effective Date.

We intend this transaction to be a reverse acquisition. For U.S. federal income tax purposes, it is intended that the merger qualify as a reorganization within the meaning of the Internal Revenue Code of 1986, as amended, and the parties hereto intend that the transactions contemplated by this Agreement shall constitute a "plan of reorganization" within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). Our historical results of operations after the merger will be those of Source Atlantic. Also, balance sheet amounts will be reflected at their historical costs and, thus, no goodwill or other write up of assets will be recorded in the merger transaction


Background and reason for the Merger
------------------------------------
Our focus is differentiable products that enhance the development and well-being of infants. We typically acquire technology from product developers/companies who, because of a flaw in their marketing plan, a shortcoming in their design, or under capitalization, lack the ability to become a success. A number of these entities get buried by the costs of trying to bring a single product to market. The common element among them is the lack of a large enough distribution channel to justify the production levels necessary to achieve substantial savings and profitability. Most entrepreneurs and small start-up companies expend the majority of their capital on the high cost of prototypes and small runs of pre-production units. Initial marketing and distribution costs use up the remainder of their resources and more often than not prevent them from achieving enough market penetration to reach the economies of scale necessary for sustained success.

We began with two parallel goals that management believes will bypass these obstacles:

         1.) Identify a differentiable technology that is geared toward improving the lives of new families, has universal appeal, and could be used as a platform for introducing additional products. Re-engineer the product so that that it will have mass appeal in multiple areas of the world.

         2.) Assemble and partner with an international distribution consortium made up of companies that have existing marketing channels in their respective territories. The establishment of such a distribution consortium creates immediate marketing channels that enable us to begin production at quantities large enough to achieve immediate profitability.

To attract the right caliber of partners and build a successful international distribution consortium, we recognized the importance of our first product selection. The first product that met these criteria was Nature's Cradle Sound and Motion Sleep System (TM), an FDA registered proprietary sound and motion device that has been shown to enhance infant sleep, decrease infant crying by almost 70%, and promote infant development. Nature's Cradle Sound and Motion Sleep System(TM) has universal appeal. Management's believe is that anyone who is introduced to the concept will immediately recognizes its potential to improve the lives of the newborn children who sleep in it and the family they are a part of. The product was developed and tested by a predecessor company over an eight-year period beginning in 1991 and continuing through 1999. That predecessor company was able to prove the benefits of the technology and received rave reviews from all of its customers, but was never able to overcome the high cost of developing its own in-house distribution sales channel in the United States. In July 2000, we acquired the rights to Nature's Cradle Sound and Motion Sleep System(TM).

Management believes that a successful distribution consortium will consist primarily of partners that have existing channels directly into OB/GYN clinics and hospitals. Similar to the product developers, who lack relationships and resources for successful distribution, we would be faced with the same issues trying to assemble our own distribution consortium. Source Atlantic's management team has twenty-five years of relationships with hospitals and the largest companies that serve as resources to these groups throughout the world. By acquiring Source Atlantic, we gain immediate access to our target market. Our management also believes we have relationships in Asia that can dramatically increase Source Atlantic's business. An example is UPMG in Hong Kong:

UPMG operates VIP obstetric clinics within existing Chinese hospitals. This is an ideal partner for us as these VIP clinics deal directly with upper income Chinese who are having babies. They have ordered Nature's Cradle units for all of their patient rooms. UPMG expects to open 35 additional VIP clinics over the next 4-5 years. These clinics will purchase hospital beds, as well as all of the other pre and post natal equipment required for delivery and post natal recovery. By introducing Source Atlantic to UPMG, Source Atlantic is now working to facilitate $2 million worth of capital equipment leases and purchases for UPMG. In addition, UPMG is operating in hospital settings that are doing major expansions, all of which could take advantage of Source's software and capital equipment proficiencies.

Discussion and Analysis of Financial Condition and Results of Operation of Source Atlantic

         Source Atlantic, Inc. is a Delaware corporation specializing in the planning, forecasting, procurement and management of capital medical equipment, furniture and IT for the healthcare and research industries. Source Atlantic, Inc. provides the services to healthcare and research industries to shorten their plan-buy-delivery cycle, reduce risk, and improve the quality of document storage, process / task management and information exchange. Services include, equipment assessment and inventory, assistance in the development of accurate group buy & aggregation programs, assistance in the development of long term forecasting programs, equipment planning, project coordination, schematic design, design & development, construction documents, CADD development and revision management, logistics & implementation management, radiology information systems, and picture archiving and communication.


GROSS REVENUES. Gross revenues, which resulted solely from consulting income, increased from $1,176,085 for the year ended December 31, 2002 to $1,322,151 for the year ended December 31, 2003, an increase of $146,066. Gross revenues, which resulted solely from consulting income, decreased from $351,219 for the three months ended March 31, 2003 to $249,027 for the three months ended March 31, 2004, a decrease of $102,302. The decreases were primarily as a result of Source Atlantic need for capital to expand their operations and increase their revenues.

TOTAL EXPENSES. Total expenses decreased from $1,473,274 for the year ended December 31, 2002 to $1,361,355 for the year ended December 31, 2003, a decrease of $111,919. Total expenses increased from $309,674 for the three months ended March 31, 2003 to $393,613 for the three months ended March 31, 2004, an increase of $83,939. The variances reflect the decrease in expenses resulting from marginal increased revenues on an annual basis and an increase in payroll and benefits and general and administrative expenses for the three months ended March 31, 2004.

NET LOSS. As a result of the increase in revenues and corresponding decrease in expenses, Source Atlantic's net loss for the year ended December 31, 2003 was reduced from a net loss of ($297,189) for the year ended December 31, 2002 to a net loss of ($39,204) for the year ended December 31, 2003. However, due to increasing payroll and benefits and general and administrative expenses for the three months ended March 31, 2004, Source Atlantic's net loss for the three months ended March 31, 2004 was a net loss of ($144,586) as compared to a net gain of $41,655 for the three months ended March 31, 2003.

LIQUIDITY AND CAPITAL RESOURCES. Source Atlantic has historically satisfied its cash requirements primarily through its revenues. Source Atlantic anticipates that its cash requirements will continue to increase as it continues to expend resources to build its infrastructure, develop its business plan and establish its marketing network, customer support and administrative organizations. Source Atlantic Auditors have raised concerns about Source Atlantic's ability to continue as a going concern. Source Atlantic anticipates that future revenue will be sufficient to cover certain operating expenditures, and, in the interim, will continue to pursue additional capital investment. Source Atlantic's total assets as of the three months ended March 31, 2004 was $732,253, which included $4,586 in cash, $80,351 in accounts receivables and $588,337 in software development costs. Source Atlantic's total liabilities for the three months ended March 31, 2004 were $390,170. Management of Source Atlantic believes that the merger with Parentech, Inc. will provide additional sources of financing that is more amenable to financing public companies. Parentech, Inc. is in the process of raising approximately $350,000, of which $147,500 has already been loaned to Source Atlantic under terms of the merger agreement and the balance of which will be used to satisfy costs associated with completion of the merger, working capital and operating expenses for the next twelve months.

With or without the completion of this Merger Source Atlantic will have and will continue to generate the revenue necessary to continue operations. Since the initial filing of the 14c Source Atlantic has successfully signed 3 multi-year agreements that bring consultative as well as technology commitments of up to $ 5 mm in Gross revenue over the next 36 months that will provide profitability of up to 30%. The commitments come from industry solid institutions domestically such as Brigham & Women's hospital and the Cardiovascular Research Foundation and Internationally with The Royal Orthopedic Hospital in the UK.

With Source Atlantic's business plans to expand into other expanding markets such as California and the South West, Source Atlantic management is confident that Source Atlantic will have the resources to continue the growth and support of the operation. Management of Source Atlantic has indicated that they have negotiated proposals and contracts that will support these regions well beyond a 12 month time frame.

Certain terms and conditions of the Agreement and Plan of Merger and
Reorganization:


         o The Merger shall be effective upon the filing of the Articles of Merger with the Secretary of the State of Delaware (the "Effective Time")

         o As of the Effective Time each of 1,370,615 (post split) shares of Source Atlantic, Inc. issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and be converted automatically into the right to receive one share of our Common Stock for each of the 1,370,615 (post split) shares of Source Atlantic, Inc., issued and outstanding Common Stock (the "Exchange Ratio").

         o From May 13, 2004, and continuing to the Effective Time, except as expressly contemplated by this Agreement, each of ourselves and Source Atlantic, Inc. shall not do, cause or permit any of the following, or allow, without the prior written consent of the other certain actions including, but not limited to, amendments to their Certificate of Incorporation or Bylaws, enter into material contracts in excess of $150,000, declare or pay and dividends, or make any capital expenditures, capital additions or capital improvements except in the ordinary course of business as well as other restrictions described in the Agreement and Plan of Merger and Reorganization.

         o As an additional agreement with Source Atlantic, Inc., we agreed that we shall obtain not less than $150,000 in additional financing immediately and within 90 days from May 13, 2004, we shall obtain not less than an additional $1.5 million in additional financing.

         o As an additional agreement with Source Atlantic, Inc., we agreed to consummate this 1-for-200 reverse stock split as described herein.

         o As an additional agreement with Source Atlantic, Inc., we agreed to convert $1,637,570 of debt into an aggregate amount of our Common Stock such that the holders of such debt own 50% of the issued and outstanding shares of our Common Stock prior to the Effective Time. As a consequence, at the Effective Time, we agreed and anticipate that our total debt shall be no greater than $150,000 not inclusive of obligations to Scott Landow, President, who agrees not to hold Source Atlantic, Inc. liable for any obligations owned to him by us.

         o As an additional agreement with Source Atlantic, Inc., we agreed to authorize the issuance of 1,550,000 shares of the our preferred stock, such shares of preferred stock to have a conversion right of one share of preferred stock to be converted into one share of common stock (the "Convertible Preferred Stock") such that 550,000 shares of Convertible Preferred Stock may be converted to common stock immediately, 500,000 shares of Convertible Preferred Stock may be converted to our common stock up to 24 month earnings benchmark established by us intended to be $1,000,000 NAT, and 500,000 shares of Convertible Preferred Stock may be converted to our common stock up to 36 months after achieving the $1,000,000 NAT earnings benchmark established by us intended to be $2,600,000 NAT. NAT mean Net After Taxes.

         o As an additional agreement with Source Atlantic, Inc., we agreed offer up to Four Hundred and Thirty Three Thousand and Nine Hundred and Seventy Three (433,973) Warrants to Purchase our Common Stock to certain of our stockholders (the "Warrants") to, among other things, purchase shares of our Common Stock at $25.00 per share in consideration for such stockholder's execution of a lock-up agreement. The Warrants shall be subject to a "put" provision such that the Warrant can be "put" back to us after one (1) quarter and one day following the Effective Time. This "put" provision obligates us to spin off our assets and operations as they exist currently into another entity and transfer ninety percent (90%) ownership to the holders of the Warrants. The "spin off" shall comply with Securities and Exchange Commission Staff Legal Bulletin No. 4 on "spin off transactions", dated September 16, 1997.

         o The audited financial statements of Source Atlantic, Inc. for the years ended December 31, 2002 and December 31, 2003 are attached hereto as Exhibit C.

                                  REVERSE SPLIT

MATERIAL TERMS OF THE REVERSE SPLIT

The Board has unanimously adopted and shareholders holding a majority of the Common Stock have approved a resolution to effect a one-for-two hundred (1:200) reverse stock split (the "Reverse Split") of the Common Stock. The Board and such shareholders believe that the Reverse Split is in the Company's best interests, principally because it may increase the trading price of the Common Stock. An increase in the price of the Common Stock may, in turn, generate greater investor interest in the Common Stock, thereby enhancing the marketability of the Common Stock to the financial community. In addition, the resulting reduction in the number of issued and outstanding shares of Common Stock will provide the Company with additional authorized but unissued shares which could be utilized for future acquisitions or mergers or to otherwise carry out the Company's business objectives.

Further, it is a condition to the Merger Agreement that the Company effect the reverse stock split. The immediate effect of the Reverse Split will be to reduce the number of presently issued and outstanding shares of Common Stock from approximately 43,397,293 to approximately 216,986. Although the Reverse Split may increase the market price of the Common Stock, no such increase can be assured or calculated. The market price of the Common Stock may not rise in proportion to the reduction in the number of shares outstanding as a result of the Reverse Split, nor can there be any assurances that the Reverse Split will lead to a sustained increase in the market price of the Common Stock. The market price of the Common Stock may also change as a result of other unrelated factors, including the Company's operating performance and other factors related to its business as well as general market conditions. There can be no assurances that all the terms and conditions of the Merger Agreement will be satisfied and the Merger be consummated.

Another potential benefit of the Reverse Split would be a substantial reduction in the transaction costs associated with trading in the Common Stock. In most cases, trading costs include both "brokers" trading commissions and the "indirect cost" of "dealer markup" - that is, the difference between the buying and selling prices of dealers in a given stock (the "bid-ask spread").

Further, the Board of Directors and the majority shareholders believe that the reduction in the number of shares of Common Stock outstanding, without any corresponding material alteration in the economic composition of the Company or the relative interests of the stockholders could enhance the public and institutional perception of the Company's Common Stock and thus generate investor interest.

The Reverse Split will affect all of the holders of the Company's Common Stock uniformly and will not affect any shareholder's percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding up of fractional shares.

The Reverse Split of the Common Stock is expected to become effective on or about June ___, 2004 (the "Effective Date"). Upon the Effective Date, the Company will notify the National Association of Securities Dealers, requesting that the split be made effective on the Effective Date. The Reverse Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split. New certificates of Common Stock will not be issued at this time.

No fractional shares will be issued in connection with the Reverse Split. Shareholders who would otherwise be entitled to receive fractional shares because they hold a number of shares of Common Stock that is not evenly divisible by 5 will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. No shareholders will receive cash in lieu of fractional shares.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favored by a majority of independent shareholders.

The Company cannot predict whether the Reverse Split will increase the market price for the Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that:

         o the market price per share of the Common Stock after the Reverse Split will rise in proportion to the reduction in the number of shares of the Common Stock outstanding before the Reverse Split;

         o will not adversely impact the market price of the Common Stock as a result of negative investor opinion; the Reverse Split will result in a per share price that will attract brokers and investors who do not trade in lower priced shares;

         o the Reverse Split will result in a per share price that will increase the Company's ability to attract and retain employees and other service providers; and

         o will satisfy the Company's obligation pursuant to the Merger Agreement to effect this reverse stock split.

                         FEDERAL INCOME TAX CONSEQUENCES

The following summary of material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock are held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder.

EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss will be recognized by a shareholder as a result of the Reverse Split. The aggregate tax basis of the shares received in the Reverse Split will be the same as the shareholder's aggregate tax basis in the shares exchanged. The shareholder's holding period for the shares received in the Reverse Split will include the period during which the shareholder held the shares surrendered as a result of the Reverse Split. The Company's views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

                                APPRAISAL RIGHTS

Pursuant to the Delaware General Corporation Law, the holders of the Common Stock are not entitled to dissenters' rights in connection with the Reverse Split. Furthermore, the Company does not intend to independently provide those stockholders with any such rights.

                INTERESTS OF CERTAIN PERSONS IN THE REVERSE SPLIT

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the Restated Certificate of Incorporation and take all related actions which is not shared by all other holders of the Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Parentech, prior to the Merger with Premier Classic Art, Inc. entered into a consulting agreement with Chardan Ventures, LLC. Among the principals of Chardan Ventures is Richard D. Propper, MD, who also served as a member of the board of the Company from November 6, 2002 until December 20, 2002, and as a member of the board of Parentech from its inception until December 20, 2002. Another of Chardan's principals is Daniel P. Beharry, who served as director of and Secretary to the Company until December 20, 2002. Under that agreement, the Company is obligated to pay Chardan Ventures a fixed monthly sum in exchange for Chardan's performing consulting services. The agreement is terminable by either party upon thirty (30) days' notice. The Company paid Chardan Ventures $121,467 under the agreement during the year ended December 31, 2001 and $0 during the year ended December 31, 2002.


Parentech discontinued its consulting relationship with Chardan Ventures at the end of December, 31, 2002. On March 29, 2004 Chardan Ventures agreed to convert its receivables into 1,007,606 shares of unregistered Parentech common stock. The amount of receivables that Chardan Ventures, LLC agreed to convert on March 29, 2004 was $161,500.


Parentech entered into a month-to-month lease, on June 1, 2001 for office space in Solana Beach, California, with Chardan Ventures a related party. Rent expense for this facility was $3,000 per month. The lease was cancelled effective December 31, 2002 and no rent was paid until May 15, 2004 when Parentech entered into a lease directly with the landlord.

Dr. Propper has loaned money to the Company from time to time under a revolving line of credit. On February 25, 2003, the Company's Board of Directors, in consideration of Dr. Propper's forbearance of his rights to enforce a default under the revolving credit line, granted to Dr. Propper a security interest in the assets of the Company. At the time that this security interest was granted, Dr. Propper was no longer a member of the Company's Board of Directors. As of December 31, 2003, Richard Propper M.D. had loaned the Company $513,000 under the revolving line of credit.

In December 2001 Dr. Propper loaned to Parentech a portion of the refundable transaction fee ($37,500) that was paid to Premier upon the signing of the memorandum of understanding outlining the terms of the proposed merger between Premier and Parentech. On March 1, 2002, all parties concerned agreed that the transaction fee of $37,500 would be made non-refundable. In exchange for those agreements, the Company issued 495,608 shares of its common stock and 186,000 shares of Premier preferred stock to persons designated by Dr. Propper to receive them, including Daniel P. Beharry, who at the time was Secretary and a director of Parentech, and Scott D. Landow, who at the time was President and a director of Parentech. In August 2002, Premier entered into an agreement with certain of its creditors pursuant to which those creditors would release all but $1.00 of their respective claims against Premier (which current management estimates at approximately $275,000 plus interest) in exchange for the pro rata transfer to them of all of the stock of the Company's wholly owned subsidiary, Cool Classics, Inc. Creditors of the Company who participated in that transaction included Charles F. Trapp, who was President, Chief Executive Officer and a director of Premier at the time. On October 30, 2002 Premier Classic Art, Inc. settled the litigation filed October 22, 2002 by a group of secured creditors which included a director of Parentech, for non-payment of past due notes and interest. Premier resolved the litigation by releasing the stock of its subsidiary, Cool Classic Incorporated to the secured creditors. The stock of Cool Classic Incorporated represented a portion of the collateral securing the notes. The note holders were due $1,142,287.00 plus accrued interest and Cool Classic Incorporated had additional liabilities of approximately $786,000. The settlement will result in Premier reporting a gain of approximately $1,928,000.

Giltner Stevens, a director of Premier until July 2, 2002, had outstanding loans to Premier. Periodically Mr. Stevens would roll over the promissory notes issued to him in connection with those loans, with accrued interest being added to the principal amount of the new term loan. On September 3, 1999, the Premier issued a $775,000 principle 10 1/2% convertible note due September 3, 2000 (the "Note") to Gil Stevens. On September 3, 2000 the note was reduced by $400,000. The balance of the $375,000, plus accrued interest was never paid and subsequently dealt with when Premier exchanged the stock of Cool Classic to secured creditors. $275,000 of the balance was exchanged for "cell art" that comprised part of Premier Classic Art, Inc.'s inventory with the remainder of the debt being forgiven.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information known to us about the beneficial ownership of our common stock as of June 18, 2004 for: (1) each person, entity or group that is known by us to beneficially own five percent or more of our common stock; (2) each of our directors (and former directors, as applicable);
(3) each of our named executive officers (and former officers, as applicable) as defined in Item 402(a)(2) of Regulation S-B; and (4) our directors and executive officers as a group. To the best of our knowledge, each stockholder identified below has voting and investment power with respect to all shares of common stock shown, unless community property laws or footnotes to this table are applicable.


                                                                                Percentage of
                                          Nature of                                Shares
                                         Beneficial     Number of Shares        Beneficially
Directors and Officers(1)                 Ownership      Beneficially Owned        Owned(1)
----------------------                   ---------      ------------------        --------

Scott D. Landow
c/o Parentech, Inc
777 South Highway 101, Suite 215
Solana Beach, CA 92075 ...............     Direct         1,616,700                3.73%

Richard D. Propper, MD
c/o Parentech, Inc.
777 South Highway 101, Suite 215
Solana Beach, California  92075 ......     Direct        2,741,472                 6.32%

Charles Smith
c/o Parentech, Inc. ..................
777 South Highway 101, Suite 215
Solana Beach, CA 92075 ...............     Direct          189,844                0.004%

Acorn Technology Fund (2)
777 South Highway 101, Suite 215
Solana Beach, CA  92075 ..............     Direct        5,460,000               12.58%

Penny Lane Partners (3)
777 South Highway 101, Suite 215
Solana Beach, CA  92075 ..............     Direct        2,789,265                6.43%

Total Directors and Executive Officers
as a group ...........................     Direct        1,616,700                3.73%

(1) Applicable percentage of beneficial ownership is based on shares outstanding as of June 18, 2004 in the amount of 43,397,293. Beneficial ownership is determined in accordance with rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days after June 18, 2004 are deemed outstanding, but are not deemed outstanding for computing the percentage of any other person.

(2) Acorn Technology Fund is controlled  by Richard Moser.

(3) Penny Lane Partners is controlled  by Steve Schafer

RECENT SALES OF SECURITIES YEARS WITHOUT REGISTRATION UNDER THE SECURITIES ACT

In September 1999, the Company issued to Mr. Louis Pistilli (75,000 shares), Mr Giltner Stevens (100,000 shares), Mr. Michael Salerno (306,980 shares), Mr. Charles McLaughlin (76,744 shares) and Royal Trading Ltd (376,049 shares) each at $.001 per share and for services rendered.

In September 1999, the Company issued 3,069,788 shares of common stock to Joe Cool Collectibles, Inc. in exchange for all the outstanding stock of Cool Classics, Inc.

In September 1999 the Company issued a warrant, exercisable 13 months after issuance to Giltner B. Stevens to purchase 400,000 shares of the Company's common stock at $1.50 per share.

The following individuals and/or entities purchased the following number of shares of common stock of the company at $.10 per share pursuant to Rule 504 of Regulation D of the Securities Act of 1933, as amended which offering closed on September 2, 1999.

      SHAREHOLDERS                                    NUMBER OF SHARES

       Gerald A. Adler                                       41,660
       Juan M. Camprubi Sala                                250,000
       John Catterson                                        41,670
       Dauns Management, Inc.                               150,000
       Anthony DiNota                                       250,000
       Edward David                                         250,000
       Betty Jane Figlia                                     50,000
       Joel S. Forman                                        41,660
       Roslyn A. Haber                                       41,670
       Mark Harmon                                           41,670
       John P. Kneafsey                                      10,000
       M & L Financial, Inc.                                 34,000
       Charles McLaughlin                                    80,000
       Jose Maria Losa                                      250,000
       Carolina Lugo                                        336,000
       Louis A. Pistilli                                     50,000
       Joseph Rosenthal                                      41,670
       Giltner B. Stevens                                   250,000
       John J. Villa                                         20,000
       West Valley Financial Management, Inc.                20,000

On September 2, 1999, the Company acquired Cool Classic, Inc., a subsidiary of Joe Cool Collectibles, Inc. for 3,069,788 shares of the Company's common stock. Cool Classic, Inc. owned inventory of original, hand-painted production animation cels.

The acquired inventory was accounted for as a non-monetary transaction in accordance with Accounting Principles Board Opinion No. 29, "Accounting for Non-Monetary Transactions" (APB No. 29). The Company recorded the inventory value at $306,979, which represents the fair value ($.10 per share) of the stock issued to acquire Cool Classic, Inc. Pursuant to the agreement the acquired inventory will consist of 400,000 original, hand-painted production animation cels. Cool Classic, Inc. had no operating results but was a collector of animated art cels and, accordingly, the Company did not disclose any pro forma unaudited results of operations.

                          DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock.

The following is a summary of the material provisions of the Company's Common Stock and of its restated certificate of incorporation.

The holders the Common Stock are entitled to one vote for each share of record held on all matters submitted to a vote of the stockholders. Subject to preferences that may be applicable to any outstanding shares of preferred stock, the holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the board out of funds legally available therefor. In the event of the Company' liquidation, dissolution or winding up, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and liquidation preferences of any outstanding shares of preferred stock. Holders of Common Stock have no preemptive rights or rights to convert their Common Stock into any other securities. There are no redemption or sinking fund provisions applicable to the Common Stock. All outstanding shares of Common Stock are fully paid and non-assessable.

Immediately following the effectuation of the Reverse Split as described previously, there will be approximately 216,986 shares of Common Stock issued and outstanding.

                             SOLICITATION OF PROXIES

The Company is making the making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company's common stock.

                SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

         Under SEC rules, shareholders intending to present a proposal at the Annual Meeting in 2005 and have it included in our proxy statement must submit the proposal in writing to Scott Landow, 777 South Highway 101, Suite 215, Solana Beach, Ca 92075. We must receive the proposal no later than March 31, 2005.


         For business to be properly brought before an annual meeting by a shareholder, the shareholder, in addition to any other applicable requirements, must have given timely notice thereof in writing to the Company. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company no later than March 31, 2005. A shareholder's notice to the Company shall set forth as to each matter the shareholder proposes to bring before the annual meeting:

         o a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,

         o the name and address, as they appear on the Company's books, of the shareholder proposing such business,

         o the class and number of shares of voting stock of the Company which are beneficially owned by the shareholder,

         o a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the proposed business before the annual meeting, and

         o a description of any material interest of the shareholder in such business.

         The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.


By Order of the Board of Directors,

     /s/ Scott Landow
     ----------------------------
     Scott Landow,  Chief Executive Officer
     and Director
     June 18, 2004

                                    EXHIBIT A
                           CERTIFICATE OF AMENDMENT TO
          THE RESTATED CERTIFICATE OF INCORPORATION OF PARENTECH, INC.
                                    * * * * *

Parentech, Inc. (the "Company"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

FIRST: That the Board of Directors of the Company has approved and its Stockholders having a right to vote thereon have ratified a resolution duly amending the Certificate of Incorporation of the Company, as follows:

RESOLVED, that the stockholders consider and vote upon a proposal to amend the Company's Restated Certificate of Incorporation providing for a 1-for-200 reverse stock split of its shares of common stock;

SECOND: That a new article of the Certificate of Incorporation reading as follows shall be added thereto: Pursuant to the resolution for a reverse stock split approved by the Stockholders of the Corporation, the Board of Directors of the Corporation, acting by Unanimous Written Consent dated__________, 2004, declared a 1-for-200 reverse stock split effective upon the filing of this certificate of amendment.

THIRD: That a majority of the Company's Stockholders have approved the amendment to the Certificate of Incorporation (the "Amendment") pursuant to Section 242 of the General Corporation Law of the State of Delaware (the "GCL").

FOURTH: That the capital of the Company shall not be reduced under or by reason of said Amendment.

IN WITNESS WHEREOF, the Company has caused this certificate to be signed by Scott Landow, its Chief Executive Officer, this __day of ___________, 2004.

By:

                          -----------------------------
                      Scott Landow, Chief Executive Officer

                                    EXHIBIT B

                 Agreement and Plan of Merger and Reorganization

                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

                                  BY AND AMONG

                              SOURCE ATLANTIC, INC.

                                       AND

                        SOURCE ATLANTIC ACQUISITION CORP.

                                       AND

                                 PARENTECH, INC.

                                      DATED

                                  MAY 13, 2004


                                                                                   Page
                                                                                   ----
                                TABLE OF CONTENTS
ARTICLE  1        THE MERGER

         1.1      The Merger..........................................................5
         1.2      Closing; Effective Time.............................................6
         1.3      Effect of the Merger................................................6
         1.4      Certificate of Incorporation; Bylaws................................6
         1.5      Directors and Officers..............................................6
         1.6      Effect on Capital Stock.............................................6
         1.7      Surrender of Certificates...........................................8
         1.8      No Further Ownership Rights in Company Common Stock.................10
         1.9      Lost, Stolen or Destroyed Certificates..............................10
         1.10     Tax Consequences....................................................10
         1.11     Withholding Rights..................................................10
         1.12     Termination of Exchange Agent Funding...............................10
         1.13     Taking of Necessary Action; Further Action......................... 11
         1.14     Appraisal Rights....................................................11

ARTICLE II        REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         2.1      Organization, Standing and Power....................................12
         2.2      Capital Structure...................................................13
         2.3      Authority...........................................................13
         2.4      Financial Statements................................................14
         2.5      Absence of Certain Changes..........................................14
         2.6      Accounting Practices................................................14
         2.7      Receivables.........................................................14
         2.8      Payables............................................................15
         2.9      Suppliers...........................................................15
         2.10     Inventory...........................................................15
         2.11     Intellectual Property...............................................15
         2.12     Litigation..........................................................17
         2.13     Restrictions on Business Activities.................................18
         2.14     Government Authorization............................................18
         2.15     Title to Property...................................................18
         2.16     Privacy Policies; Third Party Privacy Obligations;
                  Web Site Terms and Conditions.......................................18
         2.17     Environmental Matters...............................................20
         2.18     Taxes...............................................................21
         2.19     Employee Benefit Plans..............................................24
         2.20     Contracts...........................................................26
         2.21     Certain Agreements Affected by the Merger...........................28
         2.22     Employee Matters....................................................28
         2.23     Insurance...........................................................30
         2.24     Bank Accounts; Powers of Attorney...................................31
         2.25     Compliance with Laws................................................31
         2.26     Minute Books........................................................31
         2.27     Complete Copies of Materials........................................31
         2.28     Brokers' and Finders' Fees..........................................31
         2.29     Vote Required.......................................................31
         2.30     Board Approval......................................................31
         2.31     State Takeover Statutes.............................................32
         2.32     Representations Complete............................................32


                                                                                   Page
                                                                                   ----


ARTICLE III       REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

         3.1      Organization, Standing and Power....................................32
         3.2      Capital Structure...................................................33
         3.3      Authority...........................................................33
         3.4      SEC Documents; Financial Statements.................................34
         3.5      Sarbanes-Oxley Act of 2002..........................................35
         3.6      Absence of Undisclosed Liabilities..................................35
         3.7      Litigation..........................................................36
         3.8      Restrictions on Business Activities.................................36
         3.9      Certain Agreements Affected by the Merger...........................36
         3.10     Interested Party Transactions.......................................36
         3.11     Compliance with Laws................................................36
         3.12     Complete Copies of Materials........................................36
         3.13     Intellectual Property...............................................37
         3.14     Governmental Authorization..........................................38
         3.15     Privacy Policies; Third Party Privacy Obligations;
                  Web Site Terms and Conditions.......................................38
         3.16     Environmental Matters...............................................40
         3.17     Taxes...............................................................41
         3.18     Employee Benefit Plans..............................................44
         3.19     Contracts...........................................................46
         3.20     Certain Agreements Affected by the Merger...........................48
         3.21     Employee Matters....................................................48
         3.22     Insurance...........................................................51
         3.23     Brokers' and Finders' Fees..........................................51
         3.24     Board Approval......................................................51
         3.25     State Takeover Statutes.............................................51
         3.26     Representations Complete............................................51

ARTICLE IV        CONDUCT PRIOR TO THE EFFECTIVE TIME

         4.1      Conduct of Business.................................................52
         4.2      Restrictions on Conduct of Business.................................52
         4.3      No solicitation by Company..........................................55

ARTICLE V         ADDITIONAL AGREEMENTS

         5.1      Meeting of Stockholders.............................................56
         5.2      Interim Funding.....................................................57
         5.3      Reverse Stock split; Conversion of Certain Parent Indebtedness......57
         5.4      Audit...............................................................57
         5.5      Lock-Up Agreements; Parent Warrant..................................58
         5.6      Access to Information...............................................58
         5.7      Confidentiality.....................................................58
         5.8      Public Disclosure...................................................58
         5.9      Consents............................................................59
         5.10     Legal Requirements..................................................60
         5.11     Blue Sky Laws.......................................................60
         5.12     Indemnification.....................................................60
         5.13     Tax Treatment.......................................................63
         5.14     Cooperation to Satisfy Government Authorities.......................63
         5.15     Stockholder Litigation..............................................63
         5.16     Board of Directors..................................................63
         5.17     Best Efforts and Further Assurances.................................63


                                                                                   Page
                                                                                   ----

ARTICLE VI        CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY

         6.1      Representations and Warranties......................................64
         6.2      Performance of Covenants............................................64
         6.3      Litigation..........................................................64
         6.4      Antitrust Laws Compliance...........................................64
         6.5      Shareholder Approval................................................64
         6.6      Delivery of Documents...............................................64
         6.7      Material Changes....................................................64
         6.8      Certificate of Merger...............................................64

ARTICLE VII       CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PARENT AND MERGER SUB

         7.1      Representations and Warranties......................................66
         7.2      Performance of Covenants............................................66
         7.3      Litigation..........................................................66
         7.4      Antitrust Laws Compliance...........................................66
         7.5      Consents and Approvals..............................................66
         7.6      Material Changes....................................................66
         7.7      Shareholder Approval................................................66
         7.8      Delivery of Documents...............................................66
         7.9      Certificate of Merger...............................................67

ARTICLE VIII      TERMINATION

         8.1      Termination Events..................................................67
         8.2      Effect of Termination...............................................68
         8.3      Amendment...........................................................68
         8.4      Waiver..............................................................68

ARTICLE IX        MISCELLANEOUS

         9.1      Captions and Headings...............................................68
         9.2      No Oral Change......................................................68
         9.3      Governing Law.......................................................68
         9.4      Public Announcements................................................69
         9.5      Successors..........................................................69
         9.6      Further Assurances..................................................69
         9.7      Confidentiality.....................................................69
         9.8      Notices.............................................................69
         9.9      Non-Waiver..........................................................70
         9.10     Time of Essence.....................................................71
         9.11     Remedies Cumulative.................................................71
         9.12     Severability........................................................71
         9.13     Entire Agreement....................................................71
         9.14     Rules of Construction...............................................71
         9.15     Expenses............................................................71
         9.16     Counterparts........................................................72
         Signatures...................................................................72
SCHEDULES
EXHIBITS

                 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

         This AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (the "Agreement") is made and entered into as of May 13, 2004, by and among Parentech, Inc., a Delaware corporation ("Parent"), Source Atlantic Acquisition Corp., a Florida corporation ("Merger Sub") and wholly owned subsidiary of Parent, and Source Atlantic, Inc., a Delaware corporation ("Company").

                                    RECITALS

A. The Boards of Directors of Company, Parent and Merger Sub believe it is in the best interests of their respective companies and the stockholders of their respective companies that Company and Merger Sub combine into a single company through the statutory merger of Merger Sub with and into Company (the "Merger") and, in furtherance thereof, have approved the Merger.

B. Pursuant to the Merger, among other things, the outstanding shares of Company Common Stock, $0.001 par value ("Company Common Stock"), shall be converted into the right to receive shares of Parent Common Stock, $0.001 par value ("Parent Common Stock"), at the rate set forth herein.

C. Company, Parent and Merger Sub desire to make certain representations and warranties and other agreements in connection with the Merger.

D. The parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and to cause the Merger to qualify as a reorganization under the provisions of Sections 368 of the Code, so that such exchange will constitute a tax-free share exchange under the Code.

         NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE 1

                                   THE MERGER

1.1. THE MERGER. At the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement and the Certificate of Merger attached hereto as Exhibit A and in accordance with the applicable provisions of the Delaware General Corporation Law ("Delaware Law"), Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall cease and Company shall continue as the surviving corporation. The Company as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."

1.2. CLOSING; EFFECTIVE TIME. The closing of the transactions contemplated hereby (the "Closing") shall take place as soon as practicable after the satisfaction or waiver of each of the conditions set forth in
         Article VI hereof or at such other time as the parties hereto agree (the "Closing Date"). The Closing shall take place at the offices of Anslow & Jaclin, LLP, or at such other location as the parties hereto agree. Simultaneously with or as soon as practicable following the Closing, the parties hereto shall cause the Merger to be consummated by filing the Certificate of Merger with the Secretary of State of the State of Delaware, in accordance with the relevant provisions of Delaware Law (the time of such filing being the "Effective Time").

1.3. EFFECT OF THE MERGER. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Certificate of Merger and the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

1.4.     CERTIFICATE OF INCORPORATION; BYLAWS.

         1.4.1. At the Effective Time, the Certificate of Incorporation of Company shall be amended so as to read in its entirety as set forth in Exhibit A to the Certificate of Merger and as so amended shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by Delaware Law and such Certificate of Incorporation.

         1.4.2. The Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended.

1.5. DIRECTORS AND OFFICERS. At the Effective Time, the directors of the Surviving Corporation shall remain as directors of the Surviving Corporation, in each case until their successors are elected or appointed and qualified or until their earlier resignation or removal. The officers of the Surviving Corporation shall remain as officers of the Surviving Corporation, until their respective successors are duly elected or appointed and qualified or until their earlier resignation or removal.

1.6. EFFECT ON CAPITAL STOCK. By virtue of the Merger and without any action on the part of Merger Sub, Company or the holders of any of the following securities:

         1.6.1.1. CONVERSION OF COMPANY COMMON STOCK. At the Effective Time, each of 1,370,615 (post split) shares of Company Common Stock issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and be converted automatically into the right to receive one share of Parent Common Stock for each of the 1,370,615 (post split) shares of Company Common Stock (the "Exchange Ratio"), subject to any adjustments made pursuant to Section 1.6.5 (the "Merger Consideration"). Each certificate evidencing shares represented by the Merger Consideration issued pursuant to this Section 1.6.1 shall bear the following legend (in addition to any legend required under applicable state securities laws):

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE CORPORATION STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

         1.6.2. CANCELLATION OF COMPANY COMMON STOCK. At the Effective Time, all shares of Company Common Stock that are owned by Company as treasury stock immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.

         1.6.3. COMPANY STOCK OPTIONS, WARRANTS TO PURCHASE COMPANY COMMON STOCK AND CONVERTIBLE NOTES. At the Effective Time, there shall be no options to purchase Company Common Stock outstanding, there shall be no warrants outstanding, there shall be no promissory notes convertible into shares of Company Common Stock outstanding. and there shall be no securities convertible into shares of Company Common Stock outstanding.

         1.6.4. CAPITAL STOCK OF MERGER SUB. At the Effective Time, each share of common stock, $.01 par value, of Merger Sub ("Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, and the Surviving Corporation shall be a wholly owned subsidiary of Parent. Each stock certificate of Merger Sub evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Corporation.

         1.6.5. ADJUSTMENTS TO EXCHANGE RATIO. The Exchange Ratio shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Parent Common Stock or Company Common Stock), reorganization, recapitalization or other like change with respect to Parent Common Stock or Company Common Stock occurring after the date hereof and prior to the Effective Time, so as to provide holders of Company Common Stock and Parent the same economic effect as contemplated by this Agreement prior to such stock split, reverse split, stock dividend, reorganization, recapitalization or like change; except for the stock split and debt elimination of Parent as contemplated by this Agreement.

         1.6.6. NO FRACTIONAL SHARES. No fractional shares of Parent Common Stock shall be issued in connection with the Merger, and no certificates or scrip for any such fractional shares shall be issued. Any holder of Company Common Stock who would otherwise be entitled to receive a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock issuable to such holder) shall, in lieu of such fraction of a share, be rounded up to the nearest whole number of shares of Parent Common Stock.

1.7.     SURRENDER OF CERTIFICATES.

         1.7.1. EXCHANGE AGENT. Parent's transfer agent shall act as exchange agent (the "Exchange Agent") in the Merger.

         1.7.2. PARENT TO PROVIDE COMMON STOCK. Promptly after the Effective Time, Parent shall make available to the Exchange Agent for exchange in accordance with this Article I, through such reasonable procedures as Parent may adopt, certificates representing the shares of Parent Common Stock issuable pursuant to Section 1.6.1 in exchange for shares of Company Common Stock outstanding immediately prior to the Effective Time (provided that delivery of any shares that are subject to vesting and/or repurchase rights or other restrictions shall be in book entry form until such vesting and/or repurchase rights or other restrictions lapse).

         1.7.3. EXCHANGE PROCEDURES. Promptly after the Effective Time, Parent shall cause the Exchange Agent to mail to each holder of record of a certificate or certificates (the "Certificates") which immediately prior to the Effective Time represented outstanding shares of Company Common Stock, whose shares were converted into the right to receive shares of Parent Common Stock pursuant to Section 1.6, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon receipt of the Certificates by the Exchange Agent, and shall be in such form and have such other provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates (or book entries in the case of shares that are subject to vesting and/or repurchase rights or other restrictions) representing shares of Parent Common Stock. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate (or book entry in the case of shares that are subject to vesting and/or repurchase rights or other restrictions) representing the number of whole shares of Parent Common Stock which such holder has the right to receive pursuant to Section 1.6, and the Certificate so surrendered shall forthwith be canceled. Until so surrendered, each outstanding Certificate that, prior to the Effective Time, represented shares of Company Common Stock will be deemed from and after the Effective Time, for all corporate purposes, other than the payment of dividends, to evidence the ownership of the number of full shares of Parent Common Stock into which such shares of Company Common Stock shall have been so converted.

         1.7.4. DISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES. No dividends or other distributions with respect to Parent Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock represented thereby until the holder of record of such Certificate shall surrender such Certificate. Subject to applicable law, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of Parent Common Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of any such dividends or other distributions with a record date after the Effective Time theretofore payable (but for the provisions of this Section 1.7.4) with respect to such shares of Parent Common Stock.

         1.7.5. TRANSFERS OF OWNERSHIP. If any certificate for shares of Parent Common Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to Parent or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of Parent Common Stock in any name other than that of the registered holder of the Certificate surrendered, or established to the satisfaction of Parent or any agent designated by it that such tax has been paid or is not payable.

         1.7.6.   NO LIABILITY. Notwithstanding anything to the contrary in this
                  Section 1.7, none of the Exchange Agent, the Surviving Corporation, Parent or any party hereto shall be liable to any person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law. "Person" herein shall mean any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other organization, whether or not a legal entity, and any Governmental Authority.

1.8. NO FURTHER OWNERSHIP RIGHTS IN COMPANY COMMON STOCK. All shares of Parent Common Stock issued upon the surrender for exchange of shares of Company Common Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

1.9. LOST, STOLEN OR DESTROYED CERTIFICATES. In the event any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of Parent Common Stock as may be required pursuant to Section 1.6; provided, however, that Parent may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

1.10. TAX CONSEQUENCES. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368 of the Code.

1.11. WITHHOLDING RIGHTS. Parent and the Surviving Corporation shall be entitled to deduct and withhold from the number of shares of Parent Common Stock otherwise deliverable under this Agreement, such amounts as Parent and the Surviving Corporation are required, and Company acknowledges and agrees are required, to deduct and withhold with respect to such delivery and payment under the Code or any provision of state, local, provincial or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to the holder of shares of Company Common Stock in respect of which such deduction and withholding was made by Parent and the Surviving Corporation.

1.12. TERMINATION OF EXCHANGE AGENT FUNDING. Any certificates for shares of Parent Common Stock held by the Exchange Agent which have not been delivered to holders of Certificates pursuant to this Article I within six months after the Effective Time shall promptly be delivered to Parent, and thereafter holders of Certificates who have not theretofore complied with the exchange procedures set forth in and contemplated by
         Section 1.7 shall thereafter look only to Parent (subject to abandoned property, escheat and similar laws) for their claim for shares of Parent Common Stock and any dividends or distributions (with a record date after the Effective Time) with respect to Parent Common Stock to which they are entitled.

1.13. TAKING OF NECESSARY ACTION; FURTHER ACTION. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Company and Merger Sub, the officers and directors of Company and Merger Sub are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

1.14. APPRAISAL RIGHTS. Notwithstanding anything in this Agreement to the contrary, Company Common Stock that are issued and outstanding immediately prior to the Effective Time and which are held by stockholders who did not vote in favor of the Merger (the "Dissenting Shares"), which stockholders comply with all of the relevant provisions of Delaware Law (the "Dissenting Stockholders"), shall not be converted into or be exchangeable for the right to receive the Merger Consideration, unless and until such holders shall have failed to perfect or shall have effectively withdrawn or lost their rights to appraisal under Delaware Law. If any Dissenting Shareholder shall have failed to perfect or shall have effectively withdrawn or lost such right, such holder's Company Common Stock shall thereupon be converted into and become exchangeable for the right to receive, as of the Effective Time, the Merger Consideration without any interest thereon. The Company shall give Parent (a) prompt notice of any written demands for appraisal of any Company Common Stock, attempted withdrawals of such demands and any other instruments served pursuant to Delaware Law and received by the Company relating to stockholders' rights of appraisal, and (b) the opportunity to direct, in its reasonable business judgment, all negotiations and proceedings with respect to demands for appraisal under Delaware Law. Neither the Company nor the Surviving Corporation shall, except with the prior written consent of Parent, voluntarily make any payment with respect to, or settle or offer to settle, any such demand for payment. If any Dissenting Shareholder shall fail to perfect or shall have effectively withdrawn or lost the right to dissent, the Company Common Stock held by such Dissenting Shareholder shall thereupon be treated as though such Company Common Stock had been converted into the right to receive the Merger Consideration pursuant to Section 1.6.1.

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF COMPANY

In this Agreement, any reference to any event, change, condition or effect being "material" with respect to any person means any material event, change, condition or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, operations or results of operations of such person and its subsidiaries, taken as a whole. In this Agreement, any reference to a "Material Adverse Effect" with respect to any person means any event, change or effect that is materially adverse to the condition (financial or otherwise), properties, assets, liabilities, business, operations or results of operations of such person and its subsidiaries, taken as a whole.

In this Agreement, any reference to a party's "Knowledge" means such party's actual knowledge after reasonable inquiry of executive officers and directors (within the meaning of Rule 405 under the Securities Act of 1933, as amended ("Securities Act")).

Except as disclosed in that section of the document of even date herewith delivered by Company to Parent prior to the execution and delivery of this Agreement (the "Company Disclosure Schedule") corresponding to the Section of this Agreement to which any of the following representations and warranties specifically relate or as disclosed in another section of the Company Disclosure
Schedule if it is reasonably apparent from the nature of the disclosure that it is applicable to another Section of this Agreement, Company represents and warrants to Parent and Merger Sub as follows:

2.1 ORGANIZATION, STANDING AND POWER. The Company is a corporation duly organized, validly existing and in good standing in the state of Delaware, and no certificate of dissolution has been filed under the laws of its jurisdiction of organization. The Company has no subsidiaries. The Company has the power to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted and is duly authorized and qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect on Company. Company has delivered or made available to Parent a true and correct copy of the Certificate of Incorporation (the "Company Certificate of Incorporation"), and the Bylaws, or other charter documents, as applicable, of the Company each as amended to date. The Company is not in violation of any of the provisions of its charter or bylaws or equivalent organization documents. The Company has delivered to Parent correct and complete copies of the minute books (containing the records of meetings of the Stockholders, the board of directors and committees of the board of directors). Such minute books accurately reflect in all material respects the matters referenced therein. The Company has also delivered to Parent correct and complete copies of the stock certificate books and the stock record books of the Company and such books and records accurately reflect the matters referenced therein. The Company has no subsidiaries and never had any subsidiaries.

2.2 CAPITAL STRUCTURE. The authorized capital stock of Company consists of 10,000,000 shares of common stock, $0.001 par value, and 5,000,000 shares of preferred stock, $0.001 par value, of which there were issued and outstanding as of the close of business on May 12, 2004, 3,791,458 shares of common stock (pre-reverse split) and 875,000 shares of Preferred Stock, and no additional shares of common stock or preferred stock have been issued through the date of this Agreement. All outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid and non-assessable and are free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof, and are not subject to preemptive rights or rights of first refusal created by statute, the Company Certificate of Incorporation or Bylaws of Company or any agreement to which Company is a party or by which it is bound. Except as set forth on Schedule 2.2, there are no outstanding subscriptions, options, warrants, rights (including phantom stock or stock appreciation rights), preemptive rights or other contracts, commitments, understandings or arrangements, including any right of conversion or exchange under any outstanding security, instrument or agreement (collectively, referred to as

         "Company Options"), obligating the Company to issue or sell any shares of capital stock of the Company or to grant, extend or enter into any security, instrument or agreement with respect thereto. Schedule 2.2 sets forth (i) each plan, arrangement or agreement pursuant to which Company Options may be granted or under which Company Options have been granted and are outstanding, (ii) in the aggregate by plan, arrangement or agreement, the number and type of Company Options outstanding, their grant price, the date of grant and the number of shares of Company Common Stock reserved for issuance pursuant to the plan, arrangement or agreement, and (iii) the name of each holder of a Company Option, a description of the exercise or purchase prices, vesting schedules, expiration dates and number of shares of Common Stock subject to such Company Option. Immediately after the Closing, no options, warrants, convertible securities or rights will be exercisable or exchangeable for, convertible into, or otherwise give its holder any right to acquire shares of capital stock of the Company. All Company Options are duly authorized and validly issued. Except as disclosed on Schedule 2.2, there are no voting trusts, proxies or other similar commitments, understandings, restrictions or arrangements in favor of any other person other than the Company. No bonds, debentures, notes or other indebtedness having the right to vote on any matter on which stockholders of the Company may vote are issued or outstanding.

2.3 AUTHORITY. Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Company, subject only to the adoption of this Agreement by Company's stockholders holding a majority of the outstanding shares of Company Common Stock. This Agreement has been duly executed and delivered by Company and constitutes the valid and binding obligation of Company enforceable against Company in accordance with its terms, except as enforceability may be limited by bankruptcy and other laws affecting the rights and remedies of creditors generally and general principles of equity. The execution and delivery of this Agreement by Company does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under (i) any provision of the Company Certificate of Incorporation or Bylaws of Company, as amended, or (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity") is required by or with respect to Company in connection with the execution and delivery of this Agreement by Company or the consummation by Company of the transactions contemplated hereby, except for (i) the filing of the Certificate of Merger as provided herein.

2.4 FINANCIAL STATEMENTS. Attached hereto as Schedule 2.4 are balance sheets for the Company as of March 31, 2003 and March 31, 2004, and related statements of operations, and cash flows for the periods including the fiscal year ended December 31, 2003, the three-month periods ending March 31, 2003 and March 31, 2004 (the "Company Financial Statements"). The Company Financial Statements have been prepared from, and are in accordance with, the books and records of the Company. The Company Financial Statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a basis consistent throughout the periods indicated and consistent with each other and fairly present the consolidated financial condition and operating results of Company at the dates and during the periods indicated therein (subject, in the case of unaudited statements, to normal, recurring year-end adjustments).

2.5 ABSENCE OF CERTAIN CHANGES. The Company has no liabilities or obligations (whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due) other than those liabilities and obligations (a) set forth or adequately provided for in the March 31, 2004 balance sheet included in the Financial Statements,
         (b) not required by GAAP to be set forth in the March 31, 2004 balance sheet or disclosed in the notes thereto, (c) incurred since March 31, 2004 in the ordinary course of business and (d) those incurred in connection with the execution of this Agreement..

2.6 ACCOUNTING PRACTICES. The Company makes and keeps accurate books and records reflecting its assets and maintains internal accounting controls that provide reasonable assurance that (i) transactions are executed with management's authorization, (ii) transactions are recorded as necessary to permit preparation of the Company financial statements and to maintain accountability for the assets of the Company and (iii) the reported accountability of the assets of the Company other than furniture, equipment and fixtures is compared with existing assets at reasonable intervals.

2.7 RECEIVABLES. Attached hereto as Schedule 2.7, are a true and correct list of all of the Company's accounts receivables as of May 12, 2004.

2.8 PAYABLES. Attached hereto as Schedule 2.8 are a true and correct list of all accounts payable of the Company as of May 12, 2004 in excess of $10,000 to any one payee. Except as set forth on Schedule 2.8, as of May 12, 2004, no account payable of the Company that has arisen subsequent to May 12, 2004 has exceeded $10,000.

2.9 SUPPLIERS. Attached hereto as Schedule 2.9 are (a) the names of all suppliers from which the Company orders, supplies, merchandise and other goods and services with an aggregate purchase price for each such supplier of $50,000 or more, and (b) the amount for which each such supplier invoiced the Company during such period. The Company has not received any notice to the effect that any such supplier will not sell supplies, merchandise and other goods to the Company at any time after the Closing on terms and conditions similar to those used in its current sales to the Company. To the Company's Knowledge, except as set forth on Schedule 2.9, neither the Company, nor any officer or director of the Company possesses, directly or indirectly, any financial interest in, or is a director, officer or employee of, any entity which is a client, supplier, customer, lessor, lessee or competitor or potential competitor of the Company except for an interest of less than five percent in a publicly held company.

2.10 INVENTORY. All inventory of the Company reflected on the March 31, 2004 balance sheets consisted, and all such inventory acquired since March 31, 2004 consists, of a quality and quantity usable and salable in the ordinary course of business, subject to normal and customary allowances in the industry for damage and outdated items. Except as disclosed in the notes to the Financial Statements and on Schedule 2.110, all items included in the inventory of the Company are the property of the Company, free and clear of any Lien, have not been pledged as collateral, are not held by the Company on consignment from others and conform in all material respects to all standards applicable to such inventory or its use or sale imposed by Governmental Authorities.

2.11     INTELLECTUAL PROPERTY.

                  2.11.1 Schedule 2.11 contains a complete and accurate list and description of:

                  2.11.1(a) all United States and foreign patents and patent applications and patent disclosures, all United States and foreign copyright registrations and applications, all material computer software (excluding "shrink-wrap" or licenses for common business and office applications, such as word processors and spreadsheets, having a cost of less than $1,000), all United States, state and foreign trademarks, service marks and trade names for which registrations have been issued or applied for, all other United States, state and foreign trademarks, service marks and trade names, and all Internet domain names owned by or under obligation of assignment to the Company or in which the Company holds any right, license or interest, showing in each case the registered or other owner, expiration date and number, if any;

                  2.11.1(b) all agreements and licenses (excluding "shrink-wrap" or similar licenses for computer software) relating or pertaining to any Intellectual Property to which the Company is a party, showing in each case the parties thereto. All such agreements and licenses are valid and subsisting and the Company is not in breach of any material provisions of any such agreements or licenses;

                  2.11.1(c) all licenses or agreements pertaining to mailing lists, know-how, trade secrets, inventions, disclosures or uses of ideas to which the Company is a party, showing in each case the parties thereto;

                  2.11.1(d) all registered assumed or fictitious names under which the Company is currently conducting business; and

                  2.11.1(e) all maintenance, support, training, consulting, outsourcing, facilities management and other contracts and agreements relating to computer hardware, software or services and that involve expenditures in excess of $25,000.

                  2.11.2 To the Company's knowledge, there is no unauthorized use, disclosure, infringement or misappropriation of any Company Intellectual Property rights, or any Intellectual Property right of any third party to the extent licensed to the Company, by any third party, including any employee or former employee of Company. The Company has not entered into any agreement to indemnify any other person against any charge of infringement of any Intellectual Property, other than indemnification provisions contained in purchase orders, license agreements and distribution and other customer agreements, copies of which have been provided or made available to Parent.

                  2.11.3 The Company is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations under this Agreement, in breach of any license, sublicense or other agreement relating to the Company Intellectual Property or Third Party Intellectual Property Rights.

                  2.11.4 To the Company's knowledge, all patents, trademarks, service marks and copyrights held by Company are valid and subsisting. Company (i) has not been sued in any suit, action or proceeding (or received any notice or, to Company's knowledge, threat) which involves a claim of infringement of any patents, trademarks, service marks, copyrights or violation of any trade secret or other proprietary right of any third party and (ii) has not brought any action, suit or proceeding for infringement of Company Intellectual Property or breach of any license or agreement involving Company Intellectual Property against any third party. To Company's knowledge, the manufacture, use, marketing, licensing or sale of Company's products does not infringe any patent, trademark, service mark, copyright, trade secret or other proprietary right of any third party.

                  2.11.5 The Company has secured valid written assignments from all consultants and employees who contributed to the creation or development of Company Intellectual Property of the rights to such contributions that Company does not already own by operation of law.

                  2.11.6 The Company has taken all reasonably necessary steps to protect and preserve the confidentiality of all Company Intellectual Property not otherwise protected by patents or copyright ("Confidential Information"). All use, disclosure or appropriation of Confidential Information owned by Company by or to a third party has been pursuant to the terms of a written agreement between Company and such third party. All use, disclosure or appropriation of Confidential Information not owned by Company has been pursuant to the terms of a written agreement between Company and the owner of such Confidential Information, or is otherwise lawful.

                  2.11.7 There are no actions that must be taken by Company within sixty (60) days of the Closing Date that, if not taken, will result in the loss of any Company Intellectual Property, including the payment of any registration, maintenance or renewal fees or the filing of any responses to the U.S. Patent and Trademark Office actions, documents, applications or certificates for the purposes of obtaining, maintaining, perfecting or preserving or renewing any Company Intellectual Property.

                  2.11.8 The Company has not received any formal written opinion of counsel stating that: (i) there is or has been any unauthorized use, disclosure, infringement, or misappropriation of any Company Intellectual Property; (ii) any of the Company Intellectual Property is invalid or unenforceable; or (iii) Company has engaged in unauthorized use, disclosure, infringement or misappropriation of any third party intellectual property.

2.12 LITIGATION. There is no private or governmental action, suit, proceeding, claim, arbitration, audit or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the knowledge of Company, threatened against Company or any of its respective properties or any of their respective officers or directors (in their capacities as such) that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Company. There is no injunction, judgment, decree, order or regulatory restriction imposed upon Company or any of their its assets or business, or, to the knowledge of Company and any of its directors or officers (in their capacities as such), that would prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have a Material Adverse Effect on Company. Schedule 2.12 lists all actions, suits, proceedings, claims, arbitrations, audits and investigations pending before any agency, court or tribunal that involve Company.

2.13 RESTRICTIONS ON BUSINESS ACTIVITIES. There is no agreement, judgment, injunction, order or decree binding upon Company which has or reasonably could be expected to have the effect of prohibiting or materially impairing any business practice of Company, any acquisition of property by Company or the conduct of business by Company.

2.14 GOVERNMENTAL AUTHORIZATION. The Company has obtained each federal, state, county, local or foreign governmental consent, license, permit, grant, or other authorization of a Governmental Entity (i) pursuant to which Company currently operates or holds any interest in any of its properties or (ii) that is required for the operation of Company's business or the holding of any such interest ((i) and (ii) herein collectively called "Company Authorizations"), and all of such Company Authorizations are in full force and effect, except where the failure to obtain or have any of such Company Authorizations or where the failure of such Company Authorizations to be in full force and effect would not reasonably be expected to have a Material Adverse Effect on Company.

2.15 TITLE TO PROPERTY. The Company has good and valid title to all of its properties, interests in properties and assets, real and personal, reflected in the Company Balance Sheet or acquired after the Company Balance Sheet Date (except properties, interests in properties and assets sold or otherwise disposed of since the Company Balance Sheet Date in the ordinary course of business), or in the case of leased properties and assets, valid leasehold interests in, free and clear of all mortgages, liens, pledges, charges or encumbrances of any kind or character, except (i) the lien of current taxes not yet due and payable, (ii) such imperfections of title, liens and easements as do not and will not materially detract from or interfere with the use of the properties subject thereto or affected thereby, or otherwise materially impair business operations involving such properties, (iii) liens securing debt which is reflected on the Company Balance Sheet, and (iv) liens that in the aggregate would not have a Material Adverse Effect on Company. The property and equipment of the Company that are used in the operations of its businesses are in good operating condition and repair, except where the failure to be in good operating condition or repair would not have a Material Adverse Effect. All properties used in the operations of Company are reflected in the Company Balance Sheet to the extent generally accepted accounting principles require the same to be reflected. Schedule 2.15 identifies each parcel of real property owned or leased by Company.

2.16 PRIVACY POLICIES; THIRD PARTY PRIVACY OBLIGATIONS; WEB SITE TERMS AND CONDITIONS.

         2.16.1 For purposes of this Section 2.16:

                  (i) "Company Sites" means the Company's public sites on the World Wide Web;

                  (ii) "Privacy Statements" means, collectively, any and all of Company's privacy policies published on the Company Sites or otherwise made available by the Company regarding the collection, retention, use and distribution of the personal information of individuals, including, without limitation, from visitors of any of the Company Sites ("Individuals"); and

                  (iii) "Terms and Conditions" means any and all of the visitor terms and conditions published on the Company Sites governing Individuals' use of or access to the Company Sites.

         2.16.2 A Privacy Statement is posted and is accessible to Individuals at all times on each Company Site. Company maintains a hypertext link to a Privacy Statement from the homepage of the Company Site, and Company uses commercially reasonable efforts to include a hypertext link to a Privacy Statement from every page of the Company Sites on which personal information is collected from Individuals.

         2.16.3. The Privacy Statements are clearly written and include, at a minimum, accurate notice to Individuals about Company's collection, retention, use and disclosure policies and practices with respect to Individuals' personal information. The Privacy Statements are accurate and consistent with the Terms and Conditions and Company's actual practices with respect to the collection, retention, use and disclosure of Individuals' personal information.

         2.16.4 Company (i) complies with the Privacy Statements as applicable to any given set of personal information collected by Company from Individuals; (ii) to Company's knowledge complies with all applicable privacy laws and regulations regarding the collection, retention, use and disclosure of personal information; and (iii) takes appropriate measures to protect and maintain the confidential nature of the personal information provided to the Company by Individuals. The Company has adequate technological and procedural measures in place to protect personal information collected from Individuals against loss, theft and unauthorized access or disclosure. The Company does not sell, rent or otherwise make available to third parties any personal information submitted by Individuals.

         2.16.5 The Company's collection, retention, use and distribution of all personal information collected by Company from Individuals is governed by the Privacy Statement pursuant to which the data was collected. Other than as constrained by the Privacy Statements and by applicable laws and regulations, the Company is not restricted in its use and/or distribution of personal information collected by Company.

         2.16.6 The Company has the full power and authority to transfer all rights Company has in all Individuals' personal information in their possession and/or control to Parent and Merger Sub, to the extent permitted by applicable law. The Company is not a party to any contract, or is subject to any other obligation that, following the date of this Agreement, would prevent Parent and/or its affiliates from using the information governed by the Privacy Statements in a manner consistent with applicable privacy laws and industry standards regarding the disclosure and use of information. No claims or controversies have arisen regarding the Privacy Statements or the implementation thereof or of any of the foregoing.

         2.16.7 The Company has complied in all material respects with and, to Company's Knowledge, is not in violation of any applicable privacy obligations under any legal requirements or under any contract to which the Company is a party or by which their properties are bound ("Third Party Privacy Obligations"). Neither the execution, delivery nor performance of this Agreement nor the consummation of the Merger will violate, contravene or conflict with the Third Party Privacy Obligations. No claims or controversies have arisen regarding the Third Party Privacy Obligations or of the implementation thereof or of any of the foregoing.

2.17     ENVIRONMENTAL MATTERS.

         2.17.1 The following terms shall be defined as follows:

         (i) "Environmental and Safety Laws" shall mean any federal, state or local laws, ordinances, codes, regulations, rules, policies and orders that are intended to assure the protection of the environment, or that classify, regulate, call for the remediation of, require reporting with respect to, or list or define air, water, groundwater, solid waste, hazardous or toxic substances, materials, wastes, pollutants or contaminants, or which are intended to assure the safety of employees, workers or other persons, including the public.

         (ii) "Company Facilities" shall mean all buildings and improvements on the Company Property.

         (iii) "Governmental Entity" shall mean any federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

         (iv) "Hazardous Materials" shall mean any man-made or naturally occurring substance, material product, by-product, waste, emission, residual or odor that is described as a toxic or hazardous substance, waste, material, pollutant, contaminant, infectious waste, designated waste or words of similar import, in any of the Environmental and Safety Laws, or any other words which are intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, or reproductive toxicity and includes, without limitation, asbestos, asbestos-containing materials, lead-based paint, petroleum (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), petroleum products, waste oil, polychlorinated biphenyls, urea formaldehyde, radon gas, radioactive matter, medical waste, otherwise regulated or listed materials and chemicals which may cause cancer or reproductive toxicity.

         (v) "Legal Rules" shall mean codes, statutes, ordinances, orders, judgments, decrees, injunctions, determinations, approvals, rules, regulations, permits, licenses and authorizations of all Governmental Entities with jurisdiction.

         (vi) "Company Property" shall mean all real property leased or owned by the Company either currently or in the past.

         2.17.2 To Company's knowledge, except in all cases as, in the aggregate, would not have a vii) except in material compliance with all Legal Rules and except for possible small operational releases, no Hazardous Materials have been released in, on, or about the Company Property or any other location; (viii) the Company has not received any written notice that a lien in favor of any Governmental Entity for (A) any liability under any Environmental and Safety Laws or (B) damages arising from or costs incurred in responses to a release of any Hazardous Materials into the environment has been filed against Company's interest in the Company Property; and (ix) the Company has all the permits and licenses required to be issued under applicable Environmental and Safety Laws and are in full compliance with the terms and Material Adverse Effect on Company, (i) the Company Property and Company Facilities, and the present and former activities of the Company thereon, comply in all material respects with all applicable Environmental and Safety Laws; (ii) all Hazardous Materials and wastes have been disposed of in accordance with all Environmental and Safety Laws; (iii) the Company has not received notice (oral or written) of any noncompliance of the Company Facilities or its past or present operations with Environmental and Safety Laws; (iv) no notices, administrative actions or suits are pending or, to Company's knowledge, threatened relating to a violation of any Environmental and Safety Laws; (v) to Company's knowledge, the Company is not potentially responsible party under the federal Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), or state analog statute, arising out of events occurring prior to the Closing Date;
         (vi) the Company has not have received any notice that it is the subject of any federal, state or local order, agreement or investigation concerning any use, release, discharge, storage, generation or disposal of any Hazardous Materials; (conditions of those permits and licenses.

2.18     TAXES.

         2.18.1 For purposes of this Agreement, the following terms have the following meanings: "Tax" (and, with correlative meaning, "Taxes" and "Taxable") means (i) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Entity (a "Tax authority") responsible for the imposition of any such tax (domestic or foreign); (ii) any liability for the payment of any amounts of the type described in (i) as a result of being a member of an affiliated, consolidated, combined or unitary group for any Taxable period; and (iii) any liability for the payment of any amounts of the type described in (i) or (ii) as a result of being a transferee of or successor to any person or as a result of any express or implied obligation to indemnify any other person, including pursuant to any Tax sharing or Tax allocation agreement. "Tax Return" shall mean any return, statement, report or form (including, without limitation estimated Tax returns and reports, withholding Tax returns and reports and information reports and returns) required to be filed with respect to Taxes.

2.18.2   Except as set forth on Schedule 2.18.2:

2.18.2.1 The Company has duly filed on a timely basis (taking into account any extensions of time for filing), has filed for an extension for, or has been included in, all Tax Returns, relating to all Taxes for which the Company may be liable, required to be filed by or on behalf of the Company, for any taxable period ending on or before the Closing Date. Each such Tax Return is true and correct in all material respects. The Company has duly paid, or made adequate provisions (by a tax accrual or tax reserve) for all Taxes for which the Company may be liable and other charges shown as due on such Tax Returns. The Company has paid, or made adequate provision for, all material Taxes for which the Company may be liable which are required to be paid without the filing of any Tax Return;

2.18.2.2 Any Taxes for which the Company may be liable incurred or accrued since the date of the most recent balance sheets of the Company have arisen in the Ordinary Course of Business determined in the same manner as in the last taxable period ending on or before such date;

2.18.2.3 The Company has duly paid in full or made adequate provisions for all Taxes claimed to be due by any taxing authority except such Taxes as are being contested in good faith, which amounts are set forth on
         Schedule 2.18.2. There are no liens for any Taxes, assessments or government charges or levies upon any property or assets of the Company, nor are there any outstanding deficiencies or assessments or written proposals for assessment of any Taxes proposed, asserted or assessed against the Company except such Taxes as are being contested in good faith, which amounts are set forth on Schedule 2.18.2. No actions, proceedings, or examinations are pending or, to the Company's knowledge, threatened to be brought by any taxing authority for the determination, assessment or collection of any Taxes for which the Company may be liable except such Taxes as are being contested in good faith, which amounts are set forth on Schedule 2.18.2. The Company has not requested any extension of time within which to file or send any Tax Return which Tax Return has not since been filed, and the Company is not bound by any election, consent, or agreement that extends or waives any applicable statute of limitation with respect to any taxable periods of the Company. The information set forth in Schedule 2.18.2 indicates the date through which the taxable years relating to particular Tax Returns of the Company are closed by applicable statutes of limitation or otherwise;

2.18.2.4 All liabilities for Taxes of the Company for the current year through the Closing Date and all prior years, whether or not they have become due and payable, have been duly paid in full or adequate provisions therefor have been made by a tax accrual or tax reserve;

2.18.2.5 The Company is not a party to any outstanding tax sharing or other allocation agreement with respect to any Taxes and has no liability relating to any tax sharing or other allocation agreement;

2.18.2.6 The Company does not have and has never owned stock in a foreign corporation;

2.18.2.7 No election under section 341(f) of the Code has been made by the Company, nor has any election been made to be treated as an S Corporation under section 1362(a) of the Code. No election under section 382(l)(5) is in effect for the Company. The Company has not agreed to, or been required to, make any section 481(a) adjustment because of a change of accounting. There are no closing agreements, irrevocable elections, or similar binding agreements or decisions of any court or other governmental authority which will restrict the choices of the Company regarding the treatment of any item of income, deduction, credit, or allowance in taxable periods subsequent to the Closing Date, and the Company has not elected to use LIFO for inventory purposes. The Company has withheld all material Taxes required to have been withheld and has paid all Taxes withheld in connection with amounts paid or owing to any employee, creditor, independent contractor, or other third party. The Company has not made any payments, is not obligated to make any payments, and is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under section 280G of the Code. The Company has not been a United States real property holding corporation within the meaning of section 897(c)(2) of the Code during the applicable period specified in section 897(c)(1)(A)(ii) of the Code;

2.18.2.8 The Company has never been (or has any liability or potential liability for unpaid Taxes because it once was) a member of an affiliated group (as defined in section 1504(a) of the Code) during any part of any consolidated return year; and

2.18.2.9 No claim has ever been made by an authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

2.18.3 Schedule 2.18.3 Sets forth the following information which, to the company's knowledge, is true, complete and correct: (A) the amount of foreign income taxes (or taxes in lieu thereof) which are creditable for federal income tax purposes or for foreign income tax purposes; and
         (B) the yearly net operating losses, net capital losses, investment or other tax credits or excess charitable contributions allocable to the company which are available for carryover to subsequent years for federal income tax purposes and the extent to which such losses or credits are subject to limitation, or will be subject to limitation upon consummation of the transactions contemplated herein, under section 382 of the code, section 383 of the code or any other section thereunder, or are limited for foreign income tax purposes.

2.18.4 SCHEDULE 2.18.4 SETS FORTH, A TRUE, COMPLETE AND CORRECT LIST OF THE ASSETS HELD BY THE COMPANY AND THE ADJUSTED TAX BASES AS OF THE DATE INDICATED OF SUCH ASSETS FOR FEDERAL TAX PURPOSES.

2.19     EMPLOYEE BENEFIT PLANS.

         2.19.1 Schedule 2.19.1 lists, with respect to Company and any trade or business (whether or not incorporated) which is treated as a single employer with Company (an "ERISA Affiliate") within the meaning of
         Section 414(b), (c), (m) or (o) of the Code, (i) all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") other than Foreign Plans (as defined below)); (ii) each loan to a non-officer employee in excess of $50,000, loans to officers and directors and any stock option, stock purchase, phantom stock, stock appreciation right, supplemental retirement, severance, sabbatical, medical, dental, vision care, disability, employee relocation, cafeteria benefit (Code Section 125) or dependent care (Code Section 129), life insurance or accident insurance plans, programs or arrangements; (iii) all bonus, pension, profit sharing, savings, deferred compensation or incentive plans, programs or arrangements; (iv) other fringe or employee benefit plans, programs or arrangements; and (v) any current or former employment or executive compensation, change in control or severance agreements, written or otherwise, as to which unsatisfied obligations of Company remain for the benefit of, or relating to, any present or former employee, consultant or director of Company (together, the "Company Employee Plans").

         2.19.2 The Company has furnished or made available to Parent a copy of each of the Company Employee Plans and related plan documents (including trust documents, insurance policies or contracts, employee booklets, summary plan descriptions and other authorizing documents, and any material employee communications relating thereto) and has, with respect to each Company Employee Plan which is subject to ERISA reporting requirements, provided copies of the Form 5500 reports filed for the last three plan years. Any Company Employee Plan intended to be qualified under Section 401(a) of the Code has obtained from the Internal Revenue Service a favorable determination letter as to its qualified status under the Code. The Company has also furnished Parent with the most recent Internal Revenue Service determination letter issued with respect to each such Company Employee Plan, and nothing has occurred since the issuance of each such letter that would reasonably be expected to cause the loss of the tax-qualified status of any such Company Employee Plan. The Company has also furnished Parent with all registration statements and prospectuses prepared in connection with each Company Employee Plan.

         2.19.3 (i) None of the Company Employee Plans promises or provides retiree medical or other retiree welfare benefits to any person, except as required by applicable law; (ii) there has been no "prohibited transaction," as such term is defined in Section 406 of ERISA and
         Section 4975 of the Code, with respect to any Company Employee Plan;
         (iii) each Company Employee Plan has been administered in accordance with its terms and in compliance with the requirements prescribed by any and all statutes, rules and regulations (including ERISA and the Code), except as would not have, in the aggregate, a Material Adverse Effect on Company, ERISA Affiliate have performed in all material respects all obligations required to be performed by them under, are not in default in any material respect under or violation of, and have no knowledge of any material default or violation by any other party to, any of the Company Employee Plans; (iv) neither Company nor ERISA Affiliate is subject to any material liability or material penalty under Sections 4976 through 4980 of the Code or Title I of ERISA with respect to any of the Company Employee Plans; (v) all material contributions required to be made by Company or ERISA Affiliate to any Company Employee Plan have been made on or before their due dates and a reasonable amount has been accrued for contributions to each Company Employee Plan for the current plan years; (vi) with respect to each Company Employee Plan, no "reportable event" within the meaning of
         Section 4043 of ERISA (excluding any such event for which the thirty
         (30) day notice requirement has been waived under the regulations to
         Section 4043 of ERISA) nor any event described in Section 4062, 4063 or 4041 or ERISA has occurred; (vii) no Company Employee Plan is covered by, and neither Company nor any ERISA Affiliate has incurred or expects to incur any liability under Title IV of ERISA or Section 412 of the Code; and (viii) each Company Employee Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without liability to Parent greater than an aggregate of $5,000 (other than for benefits accrued through the date of termination and ordinary administrative expenses typically incurred in a termination event). With respect to each Company Employee Plan subject to ERISA as either an employee pension plan within the meaning of
         Section 3(2) of ERISA or an employee welfare benefit plan within the meaning of Section 3(1) of ERISA, Company has prepared in good faith and timely filed all requisite governmental reports (which were true and correct as of the date filed) and has properly and timely filed and distributed or posted all notices and reports to employees required to be filed, distributed or posted with respect to each such Company Employee Plan, except where the failure to do so would not have a Material Adverse Effect. No suit, administrative proceeding, action or other litigation has been brought, or to Company's knowledge is threatened, against or with respect to any such Company Employee Plan, including any audit or inquiry by the IRS or United States Department of Labor. No payment or benefit which will or may be made by the Company to any employee will be characterized as an "excess parachute payment" within the meaning of Section 280G(b)(1) of the Code.

         2.19.4 With respect to each Company Employee Plan, the has complied except to the extent that such failure to comply would not, individually or in the aggregate, have a Material Adverse Effect on Company, with (i) the applicable health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") and the regulations (including proposed regulations) thereunder, (ii) the applicable requirements of the Family Medical and Leave Act of 1993 and the regulations thereunder, and (iii) the applicable requirements of the Health Insurance Portability and Accountability Act of 1996 ("HIPAA") and the regulations (including proposed regulations) thereunder. SCHEDULE 2.16(d) describes all obligations of the Company as of the date of this Agreement under any of the provisions of COBRA and the Family and Medical Leave Act of 1993.

         2.19.5 The consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee or other service provider of Company or any other ERISA Affiliate to severance benefits or any other payment, except as expressly provided in this Agreement, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee or service provider under any Company Employee Plan.

         2.19.6 There has been no amendment to, written interpretation or announcement (whether or not written) by the Company or other ERISA Affiliate relating to, or change in participation or coverage under, any Company Employee Plan which would materially increase the expense of maintaining such Plan above the level of expense incurred with respect to that Plan for the most recent fiscal quarter included in Company's financial statements.

         2.19.7 The Company does not currently maintain, sponsor, participate in or contribute to, nor has it ever maintained, established, sponsored, participated in, or contributed to, any pension plan (within the meaning of Section 3(2) of ERISA) that is subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA or Section 412 of the Code.

         2.19.8 Neither the Company or other ERISA Affiliate is a party to, or has made any contribution to or otherwise incurred any obligation under, any "multiemployer plan" as defined in Section 3(37) of ERISA.

         2.19.9 SCHEDULE 2.1.8 identifies each employee of any of the Company who is not fully available to perform work because of disability or other leave and sets forth the basis of such disability or leave and the anticipated date of return to full service.

2.20 CONTRACTS. Schedule 2.20.1 lists and the Company has delivered or made available to Parent true and complete copies (or, in the case of oral contracts, summaries), of:

2.20.1 each Contract that is executory in whole or in part and involves performance of services or delivery of goods or materials (A) by the Company of an amount or value in excess of $50,000 or (B) to the Company of an amount or value in excess of $50,000;

2.20.2 each Contract that is executory in whole or in part and was not entered into in the Ordinary Course of Business and that involves expenditures or receipts of the Company in excess of $50,000;

2.20.3 each licensing agreement (other than "shrink-wrap" and licenses related to common business and office applications, such as word processing and spreadsheets, with a cost of less than $2,000) or any other Contract with respect to patents, trademarks, copyrights, trade names, service marks, licenses and other intellectual property;

2.20.4 each collective bargaining agreement and any other Contract to or with any labor union or other employee representative of a group of employees of the Company;

2.20.5 each joint venture, partnership or similar contract involving a sharing of profits, losses, costs or liabilities by the Company with any other Person;

2.20.6 each Contract containing covenants that in any way purport to restrict the business activity of the Company or limit the freedom of the Company to engage in any line of business or to compete with any Person;

2.20.7 each Contract providing for payments to or by any Person based on sales, purchases, or profits, other than direct payments for goods;

2.20.8 each power of attorney that is currently effective and outstanding granted by and relating to the Company;

2.20.9 each Contract that is executory in whole or in part and involves capital expenditures in excess of $50,000;

2.20.10 each written warranty, guaranty, and/or other similar undertaking with respect to contractual performance extended by the Company other than in the Ordinary Course of Business;

2.20.11  each Contract with any employee, director or officer of the Company;

2.20.12 each Contract relating to indebtedness of the Company for borrowed money in excess of $50,000 and each contract relating to the guarantee by the Company of indebtedness of any Person for borrowed money in excess of $50,000;

2.20.13  each Contract for the purchase or sale of real property;

2.20.14 each Contract for the sale of products or services by the Company that involves expenditures or receipts of the Company in excess of $50,000;

2.20.15  each Contract imposing a Lien on any asset of the Company;

2.20.16 each Contract relating to any loans or advances to, or investment in, any Person;

2.20.17 each Contract providing for the payment of cash or other compensation upon consummation of the Merger;

2.20.18  each non-disclosure and non-compete agreement Contract;

2.20.19 each Contract or group of related Contracts not terminable on 30 days' Notice and that involves expenditures or receipts of the Company in excess of $50,000;

2.20.20 each sales distribution Contract, franchise Contract and advertising Contract that involves expenditures or receipts of the Company in excess of $50,000; and

2.20.21 any other Contract which is material to the Company and that involves expenditures or receipts of the Company in excess of $50,000.

2.20.22 Each of the Material Contracts is in full force and effect and constitutes a valid and binding obligation of the Company and, to the Knowledge of the Company, the other party thereto. Except (i) with respect to the Contracts relate to shareholder indebtedness and (ii) as set forth on Schedule 2.20, the Company is not in breach or default under a material provision of any Material Contract, and no event has occurred and no condition or state of facts exists which, with the passage of time or the giving of notice or both, would constitute such a default or breach by the Company or, to the Knowledge of the Company, by any such other party. The Company has not received written notice of such a breach or default or event or condition.

2.21 CERTAIN AGREEMENTS AFFECTED BY THE MERGER. Neither the execution and delivery of this Agreement nor the consummation of the transaction contemplated hereby will (i) result in any entitlement, payment or benefit (including, without limitation, severance, unemployment compensation, golden parachute, bonus or benefit under any Company plan or policy or otherwise) becoming due to any current or former directors or Company Employees (defined in Section 2.19 below) of the Company,
         (ii) increase the amount of any entitlements, payments or benefits otherwise payable by the Company, or (iii) result in the acceleration of the time of payment or vesting of any such entitlements, payments or benefits.

2.22     EMPLOYEE MATTERS.

         2.22.1 Schedule 2.22.1 contains a true, complete and accurate list (and, as indicated below, description) of (i) the names and titles of all consultants, independent contractors, full-time, part-time, temporary, contract, leased or casual employees employed by or who provided services for Company (collectively, "Company Employees"), together with their status and location of their employment; (ii) the date each Company Employee was hired or retained;
(iii) a list of all written employment, consulting or service contracts or offer letters between Company and the Company Employees; (iv) the rate of annual remuneration of each Company Employee at the date hereof, any bonuses paid since the end of the last completed financial year and all other bonuses, incentive schemes and benefits to which such Company Employee is or may be entitled; (v) the annual accrual rate and the total current accrued and unused amount of vacation or paid time off for each Company Employee as of the date hereof; (vi) the names of all inactive Company Employees, the reason they are inactive Company Employees, whether they are expected to return to work, and if so when, and the nature of any benefits to which such inactive Company Employees are entitled from the Company; (vii) any employee handbook or personnel policies or procedures manual in effect that governs the terms and conditions or privileges of employment of the Company Employees; and (viii) particulars of all other material terms and conditions of employment or engagement of the Company Employees and the positions, title or classification held by them (collectively, "Company Employee Matters").

         2.22.2 The Company has provided or made available to Parent correct and complete copies of all documents including but not limited to all agreements, correspondence, files and policies, relating to the Company Employee Matters.

         2.22.3 The Company is in compliance in all respects with all currently applicable laws and regulations respecting terms and conditions of employment, including without limitation applicant and employee background checking, immigration laws, verification of employment eligibility, document retention and record keeping, discrimination in employment, wages and hours, leaves of absence (including, as legally applicable, the Family and Medical Leave Act), classification of workers as employees and independent contractors, classification of workers as exempt or nonexempt employees, and occupational safety and health and employment practices, and are not engaged in any unfair labor practice. The Company has in all material respects withheld all amounts required by law or by agreement to be withheld from the wages, salaries, and other payments to employees; and is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing. The Company is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Company Employees (other than routine payments to be made in the normal course of business and consistent with past practice). There are no pending claims, or claims reasonably expected or, to Company's knowledge, threatened, against Company under any workers compensation plan or policy or long-term or short-term disability plan or policy. To the knowledge of Company, there are no controversies, including claims, complaints, charges, investigations, or proceedings pending or, to Company's knowledge, reasonably expected or threatened between Company, on the one hand, and any of its respective Company Employees, on the other hand, including without limitation any claims for actual or alleged harassment or discrimination based on race, national origin, age, sex, sexual orientation, religion, disability, or similar tortuous conduct, breach of contract, wrongful termination, defamation, intentional or negligent infliction of emotional distress, interference with contract or interference with actual or prospective economic disadvantage, which controversies have or would reasonably be expected to result in an action, suit, proceeding, claim, arbitration, audit or investigation before any agency, court or tribunal, foreign or domestic.

         2.22.4 The Company is not a party to any collective bargaining agreement or other labor union contract nor does the Company know of any activities or proceedings of any labor union to organize any such Company Employees.

         2.22.5 No labor dispute, walk out, strike, slowdown, hand billing, picketing, work stoppage (sympathetic or otherwise), or other "concerted action" involving the Company Employees has occurred, is in progress or has been, to the knowledge of Company, threatened.

         2.22.6 The Company has each provided all current and former Company Employees with all wages, benefits, relocation benefits, stock options, bonuses and incentives, and all other compensation, remuneration and benefits that became due and payable through the date hereof and has reimbursed all current and former Company Employees for all expenses incurred and due such individual.

         2.22.7 In the last five (5) years, no citation has been issued by the Occupational Safety and Health Administration ("OSHA") or by a state or provincial occupational safety and health board or agency against the Company and no notice of contest, claim, complaint, charge, investigation or other administrative enforcement proceeding involving the Company has been filed or is pending or, to the Knowledge of the Company, threatened against the Company under OSHA or any provincial occupational safety and health board or any other applicable law relating to occupational safety and health.

         2.22.8 To Company's knowledge, no Company Employees are in violation of any term of any employment contract, confidentiality agreement, patent disclosure agreement, noncompetition agreement, or any restrictive covenant to a former employer relating to the right of any such Company Employee to be employed by the Company because of the nature of the business conducted or presently proposed to be conducted by Company or to the use of trade secrets or proprietary information of others. No Company Employees have given notice to the Company, nor is the Company otherwise aware, that any such Company Employee intends to terminate his or her employment with the Company.

         2.22.9 The Company has maintained and currently maintains adequate insurance as required by applicable law with respect to workers' compensation claims and unemployment benefits claims. The Company has paid or accrued all current assessments under workers' compensation and unemployment legislation, and has not been subject to any special or penalty assessment under such legislation which has not been paid.

2.23 INSURANCE. The Company has policies of insurance and bonds of the type and in amounts customarily carried by persons conducting businesses or owning assets similar to those of the Company. There is no claim pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid and the Company is otherwise in compliance in all material respects with the terms of such policies and bonds. The Company has no knowledge of any threatened termination of, or material premium increase with respect to, any of such policies.

2.24 BANK ACCOUNTS; POWERS OF ATTORNEY. Schedule 2.24 contains a complete and correct list showing: (a) all banks in which the Company maintains a bank account or safe deposit box (collectively, "Bank Accounts"), together with, as to each such Bank Account, the account number, the names of all signatories thereof and the authorized powers of each such signatory and, with respect to each such safe deposit box, the number thereof and the names of all persons having access thereto; and (b) the names of all persons holding powers of attorney from the Company, true and correct copies thereof which have been delivered to Parent.

2.25 COMPLIANCE WITH LAWS. The Company has complied with and is not in violation of, and have not received any notices of violation with respect to, any federal, state, local or foreign statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for such violations or failures to comply as would not be reasonably expected to have a Material Adverse Effect on Company.

2.26 MINUTE BOOKS. The minute books of Company made available to Parent contain a complete and accurate summary of all meetings of directors and stockholders or actions by written consent of Company during the past three years and through the date of this Agreement, and reflect all transactions referred to in such minutes accurately in all material respects.

2.27 COMPLETE COPIES OF MATERIALS. The Company has delivered or made available true and complete copies of each document that has been requested by Parent or its counsel in connection with their legal and accounting review of Company.

2.28 BROKERS' AND FINDERS' FEES. The Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby.

2.29 VOTE REQUIRED. The Company has or will have the affirmative vote of the holders of at least a majority of the shares of Company Common Stock outstanding on the record date set for the meeting of the Company stockholders (the "Company Stockholders Meeting ") and such vote is the only vote of the holders of any of Company's capital stock necessary to approve this Agreement and the transactions contemplated hereby.

2.30 BOARD APPROVAL. The Board of Directors of Company has (i) approved this Agreement and the Merger, (ii) determined that this Agreement and the Merger are advisable and in the best interests of the stockholders of Company and are on terms that are fair to such stockholders and (iii) recommended that the stockholders of Company adopt and approve this Agreement and the consummation of the Merger.

2.31 STATE TAKEOVER STATUTES. The Board of Directors of Company has taken all actions necessary so that the restrictions contained in Section 203 of the Delaware Law applicable to a "business combination" (as defined in Section 203) shall not apply to the execution, delivery or performance of this Agreement or the consummation of the Merger or the other transactions contemplated by this Agreement. To Company's knowledge, no other "fair practice," "moratorium," "control share acquisition," "business combination," or other state takeover statute or similar statute or regulation applies to Company, Parent, Merger Sub, the Merger, or this Agreement.


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2.32     REPRESENTATIONS COMPLETE. None of the representations or warranties made by Company herein or in any Schedule hereto, including the Company Disclosure Schedule, or certificates furnished by Company pursuant to this Agreement, when all such documents are read together in their entirety, contains or will contain at the Effective Time any untrue statement of a material fact, or omits or will omit at the Effective Time to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading. All projected, forecasted or prospective financial information provided by Company to Parent has been prepared in good faith on the basis of assumptions Company believes are reasonable and supportable.

                                   ARTICLE III

             REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Except as disclosed in that section of the document of even date herewith delivered by Parent to the Company prior to the execution and delivery of this Agreement (the "Parent Disclosure Schedule") corresponding to the Section of this Agreement to which any of the following representations and warranties specifically relate or as disclosed in another section of the Parent Disclosure
Schedule if it is reasonably apparent on the face of the disclosure that it is applicable to another Section of this Agreement, Parent represents and warrants to the Company as follows:

3.1 ORGANIZATION, STANDING AND POWER. Parent is a corporation duly organized, validly existing and in good standing, and no certificates of dissolution have been filed under the laws of its jurisdiction of organization. Parent has the power to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted and is duly authorized and qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect on Parent. Parent has delivered to the Company a true and correct copy of the Certificate of Incorporation (the "Parent Certificate of Incorporation"), and the Bylaws, or other charter documents, as applicable, of Parent, as amended to date. Parent and Merger Sub are not in violation of any of the provisions of their respective charter or bylaws or equivalent organization documents. Parent is the owner of all outstanding shares of capital stock of Merger Sub and all such shares are duly authorized, validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements of any character relating to the issued or unissued capital stock or other securities of any such subsidiary, or otherwise obligating Parent to issue, transfer, sell, purchase, redeem or otherwise acquire any such securities, except as disclosed in Parent SEC Documents (as defined in Section 3.4).

3.2 CAPITAL STRUCTURE. The authorized capital stock of Parent consists of 50,000,000 shares of common stock, $000001 par value, and 10,000,000 shares of preferred stock, $000001 par value, of which there were 43,397,293 shares of common stock (pre-split and prior to additional issuances required hereunder) issued and outstanding as of the close of business on, and no shares of Preferred Stock. The shares of Parent Common Stock to be issued pursuant to the Merger will be duly authorized, validly issued, fully paid, and non-assessable, free of any liens or encumbrances imposed by Parent or Merger Sub. There are no other outstanding shares of capital stock or voting securities and no outstanding commitments to issue any shares of capital stock or voting securities after the date hereof, except as disclosed in Parent SEC Documents (as defined in Section 3.4). All outstanding shares of Parent Common Stock are duly authorized, validly issued, fully paid and non-assessable and are free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the holders thereof, and are not subject to preemptive rights or rights of first refusal created by statute, the Certificate of Incorporation or Bylaws of Parent or any agreement to which Parent is a party or by which it is bound. There are no contracts, commitments or agreements relating to voting, purchase or sale of Parent's capital stock (i) between or among Parent and any of its stockholders and (ii) to the best of Parent's knowledge, between or among any of Parent's stockholders.


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3.3      AUTHORITY. Parent and Merger Sub have all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub. This Agreement has been duly executed and delivered by Parent and Merger Sub and constitutes the valid and binding obligations of Parent and Merger Sub enforceable against Parent and Merger Sub in accordance with its terms, except as enforceability may be limited by bankruptcy and other laws affecting the rights and remedies of creditors generally and general principles of equity. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under

3.3.1 any provision of the Certificate of Incorporation or Bylaws of Parent, as amended, or;

3.3.2 any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or its properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent in connection with the execution and delivery of this Agreement by Parent and Merger Sub or the consummation by Parent and Merger Sub of the transactions contemplated hereby, except for (i) the filing of the Certificate of Merger as provided in Section 1.2; (ii) the filing of a Form 8-K with the SEC within 15 days after the Closing Date; (iii) any filings as may be required under applicable state securities laws and the securities laws of any foreign country; and (iv) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not have a Material Adverse Effect on Parent and would not prevent or materially alter or delay any of the transactions contemplated by this Agreement.


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3.4      SEC DOCUMENTS; FINANCIAL STATEMENTS. Parent has made available to the
         Company a true and complete copy of each statement, report, registration statement (with the prospectus in the form filed pursuant to Rule 424(b) of the Securities Act), definitive proxy statement, and other documents filed with the SEC by Parent as filed by Parent since January 1, 2001, and, prior to the Effective Time, Parent will have furnished or made available to Company true and complete copies of any additional documents filed with the SEC by Parent prior to the Effective Time (collectively, the "Parent SEC Documents"). The Company acknowledges and agrees that all Parent SE Documents are available through the EDGAR system. Parent has timely filed all forms, statements and documents required to be filed by it with the SEC. All documents required to be filed as exhibits to the Parent SEC Documents have been so filed, and all material contracts so filed as exhibits are in full force and effect, except those that have expired in accordance with their terms, and Parent is not in default thereunder. As of their respective filing dates, the Parent SEC Documents complied in all respects with the requirements of the Securities Exchange Act of 1934, as amended ("the "Exchange Act") and the Securities Act, and none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Parent SEC Document. The financial statements of Parent, including the notes thereto, included in the Parent SEC Documents (the "Parent Financial Statements") were complete and correct in all material respects as of their respective dates, complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto as of their respective dates, and have been prepared in accordance with GAAP applied on a basis consistent throughout the periods indicated and consistent with each other (except as may be indicated in the notes thereto or, in the case of unaudited statements included in Quarterly Reports on Form 10-Q, as permitted by Form 10-Q of the SEC). The Parent Financial Statements fairly present the consolidated financial condition and operating results of Parent and its subsidiaries at the dates and during the periods indicated therein (subject, in the case of unaudited statements, to normal, recurring year-end adjustments). On or prior to the date of this Agreement, Parent shall obtain not less than $150,000 in additional financing. Within 90 days from the date of this Agreement, Parent shall obtain not less than an additional $1.5 million in additional financing. Such additional funding shall be disclosed in the appropriate SEC Documents.

3.5 SARBANES-OXLEY ACT OF 2002. There has been no change in Parent accounting policies since December 31, 2002 except as described in the notes to the Parent Financial Statements. Each required form, report and document containing financial statements that has been filed with or submitted to the SEC since July 31, 2002, was accompanied by the certifications required to be filed or submitted by Parent's chief executive officer and chief financial officer pursuant to the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and at the time of filing or submission of each such certification, such certification was true and accurate and complied with the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder. Since December 31, 2001, Parent has not, to the knowledge of the Parent or any director, officer, employee, auditor, accountant or representative of Parent have not, received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Parent or its respective internal accounting controls, including any complaint, allegation, assertion or claim that Parent has engaged in questionable accounting or auditing practices, except for (A) any complaint, allegation, assertion or claim as has been resolved without any resulting change to Parent's accounting or auditing practices, procedures methodologies or methods of Parent or its internal accounting controls and (b) questions regarding such matters raised and resolved in the ordinary course in connection with the preparation and review of Parent's financial statements and periodic reports. No attorney representing Parent, whether or not employed by Parent or any such subsidiary, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by Parent or any of its officers, directors, employees or agents to the Board of Directors of Parent or any committee thereof or to any director or officer of Parent. To the knowledge of Parent, no employee of Parent has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any applicable law.


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3.6      ABSENCE OF UNDISCLOSED LIABILITIES. Parent has no material obligations or liabilities of any nature (matured or unmatured, fixed or contingent) other than (i) those set forth or adequately provided for in the Balance Sheet included in the most recent Parent SEC Documents Balance Sheet (the "Parent Balance Sheet"), (ii) those incurred in the ordinary course of business and not required to be set forth in the Parent Balance Sheet under GAAP, (iii) those incurred in the ordinary course of business since the Parent Balance Sheet date and not reasonably likely to have a Material Adverse Effect on Parent, and (iv) those incurred in connection with the execution of this Agreement.

3.7 LITIGATION. There is no private or governmental action, suit, proceeding, claim, arbitration, audit or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the knowledge of Parent, threatened against Parent or any of its respective properties or any of its respective officers or directors (in their capacities as such) that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect on Parent. There is no injunction, judgment, decree, order or regulatory restriction imposed upon Parent or any of its assets or business, or, to the knowledge of Parent, any of its directors or officers (in their capacities as such), that would prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have a Material Adverse Effect on Parent. Schedule 3.8 lists all actions, suits, proceedings, claims, arbitrations, audits and investigations pending before any agency, court or tribunal that involve Parent.

3.8 RESTRICTIONS ON BUSINESS ACTIVITIES. There is no agreement, judgment, injunction, order or decree binding upon Parent which has or reasonably could be expected to have the effect of prohibiting or materially impairing any business practice of Parent, any acquisition of property by Parent or the conduct of business by Parent.

3.9 CERTAIN AGREEMENTS AFFECTED BY THE MERGER. Neither the execution and delivery of this Agreement nor the consummation of the transaction contemplated hereby will (i) result in any entitlement, payment or benefit (including, without limitation, severance, unemployment compensation, golden parachute, bonus or benefit under any Parent plan or policy or otherwise) becoming due to any current or former director or employee of Parent, (ii) increase the amount of any entitlements, payments or benefits otherwise payable by Parent, or (iii) result in the acceleration of the time of payment or vesting of any such entitlements, payments or benefits.

3.10 INTERESTED PARTY TRANSACTIONS. Except as disclosed in the Parent SEC Documents, Parent is not indebted to any director or officer of Parent (except for amounts due as normal salaries and bonuses and in reimbursement of ordinary expenses), and no such person is indebted to Parent, and there are no other transactions of the type required to be disclosed pursuant to Items 402 or 404 of Regulation S-B under the Securities Act and the Exchange Act.


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3.11     COMPLIANCE WITH LAWS. Parent has complied with, are is in violation of, and has not received any notices of violation with respect to, any federal, state, local or foreign statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for such violations or failures to comply as would not be reasonably expected to have a Material Adverse Effect on Parent.

3.12 COMPLETE COPIES OF MATERIALS. Parent has delivered or made available true and complete copies of each document that has been requested by Company or its counsel in connection with their legal and accounting review of Parent.

3.13 INTELLECTUAL PROPERTY. Schedule 3.11 contains a complete and accurate list and description of:

         3.13.1 all United States and foreign patents and patent applications and patent disclosures, all United States and foreign copyright registrations and applications, all material computer software (excluding "shrink-wrap" or licenses for common business and office applications, such as word processors and spreadsheets, having a cost of less than $1,000), all United States, state and foreign trademarks, service marks and trade names for which registrations have been issued or applied for, all other United States, state and foreign trademarks, service marks and trade names, and all Internet domain names owned by or under obligation of assignment to the Parent or in which the Parent holds any right, license or interest, showing in each case the registered or other owner, expiration date and number, if any;

         3.13.2 all agreements and licenses (excluding "shrink-wrap" or similar licenses for computer software) relating or pertaining to any Intellectual Property to which the Parent is a party, showing in each case the parties thereto. All such agreements and licenses are valid and subsisting and the Parent is not in breach of any material provisions of any such agreements or licenses;

         3.13.3 all licenses or agreements pertaining to mailing lists, know-how, trade secrets, inventions, disclosures or uses of ideas to which the Parent is a party, showing in each case the parties thereto;

         3.13.4 all registered assumed or fictitious names under which the Parent is currently conducting business; and

         3.13.5 all maintenance, support, training, consulting, outsourcing, facilities management and other contracts and agreements relating to computer hardware, software or services and that involve expenditures in excess of $25,000.

         3.13.6 To the Parent's knowledge, there is no unauthorized use, disclosure, infringement or misappropriation of any Parent Intellectual Property rights, or any Intellectual Property right of any third party to the extent licensed to the Parent, by any third party, including any employee or former employee of Parent. The Parent has not entered into any agreement to indemnify any other person against any charge of infringement of any Intellectual Property, other than indemnification provisions contained in purchase orders, license agreements and distribution and other customer agreements, copies of which have been provided or made available to Parent.

         3.13.7 The Parent is not, nor will it be as a result of the execution and delivery of this Agreement or the performance of its obligations under this Agreement, in breach of any license, sublicense or other agreement relating to the Parent Intellectual Property or Third Party Intellectual Property Rights.


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         3.13.8 To the Parent's knowledge, all patents, trademarks, service marks and copyrights held by Parent are valid and subsisting. Parent
         (i) has not been sued in any suit, action or proceeding (or received any notice or, to Parent's knowledge, threat) which involves a claim of infringement of any patents, trademarks, service marks, copyrights or violation of any trade secret or other proprietary right of any third party and (ii) has not brought any action, suit or proceeding for infringement of Parent Intellectual Property or breach of any license or agreement involving Parent Intellectual Property against any third party. To Parent's knowledge, the manufacture, use, marketing, licensing or sale of Parents products does not infringe any patent, trademark, service mark, copyright, trade secret or other proprietary right of any third party.

         3.13.9 The Parent has secured valid written assignments from all consultants and employees who contributed to the creation or development of Parent Intellectual Property of the rights to such contributions that Parent does not already own by operation of law.

         3.13.10 The Parent has not received any formal written opinion of counsel stating that: (i) there is or has been any unauthorized use, disclosure, infringement, or misappropriation of any Parent Intellectual Property; (ii) any of the Parent Intellectual Property is invalid or unenforceable; or (iii) Parent has engaged in unauthorized use, disclosure, infringement or misappropriation of any third party intellectual property.

3.14 GOVERNMENTAL AUTHORIZATION. The Parent has obtained each federal, state, county, local or foreign governmental consent, license, permit, grant, or other authorization of a Governmental Entity (i) pursuant to which Parent currently operates or holds any interest in any of its properties or (ii) that is required for the operation of Parent's business or the holding of any such interest ((i) and (ii) herein collectively called "Parent Authorizations"), and all of such Parent Authorizations are in full force and effect, except where the failure to obtain or have any of such Parent Authorizations or where the failure of such Parent Authorizations to be in full force and effect would not reasonably be expected to have a Material Adverse Effect on Parent.

3.15 PRIVACY POLICIES; THIRD PARTY PRIVACY OBLIGATIONS; WEB SITE TERMS AND CONDITIONS.

         3.15.1 For purposes of this Section 3.15:

         (i) "Parent Sites" means the Parent's public sites on the World Wide
         Web;

         (ii) "Privacy Statements" means, collectively, any and all of Parent's privacy policies published on the Parent Sites or otherwise made available by the Parent regarding the collection, retention, use and distribution of the personal information of individuals, including, without limitation, from visitors of any of the Parent Sites ("Individuals"); and

         (iii) "Terms and Conditions" means any and all of the visitor terms and conditions published on the Parent Sites governing Individuals' use of or access to the Parent Sites.

         3.15.2 A Privacy Statement is posted and is accessible to Individuals at all times on each Parent Site. Parent maintains a hypertext link to a Privacy Statement from the homepage of the Parent Site, and Parent uses commercially reasonable efforts to include a hypertext link to a Privacy Statement from every page of the Parent Sites on which personal information is collected from Individuals.

         3.15.3. The Privacy Statements are clearly written and include, at a minimum, accurate notice to Individuals about Parent's collection, retention, use and disclosure policies and practices with respect to Individuals' personal information. The Privacy Statements are accurate and consistent with the Terms and Conditions and Parent's actual practices with respect to the collection, retention, use and disclosure of Individuals' personal information.

         3.15.4 Parent (i) complies with the Privacy Statements as applicable to any given set of personal information collected by Parent from Individuals; (ii) to Parent's knowledge complies with all applicable privacy laws and regulations regarding the collection, retention, use and disclosure of personal information; and (iii) takes appropriate measures to protect and maintain the confidential nature of the personal information provided to the Parent by Individuals. The Parent has adequate technological and procedural measures in place to protect personal information collected from Individuals against loss, theft and unauthorized access or disclosure. The Parent does not sell, rent or otherwise make available to third parties any personal information submitted by Individuals.

         3.15.5 The Parent's collection, retention, use and distribution of all personal information collected by Parent from Individuals is governed by the Privacy Statement pursuant to which the data was collected. Other than as constrained by the Privacy Statements and by applicable laws and regulations, the Parent is not restricted in its use and/or distribution of personal information collected by Parent.

         3.15.6 The Parent has the full power and authority to transfer all rights Parent has in all Individuals' personal information in their possession and/or control to Parent and Merger Sub, to the extent permitted by applicable law. The Parent is not a party to any contract, or is subject to any other obligation that, following the date of this Agreement, would prevent Parent and/or its affiliates from using the information governed by the Privacy Statements in a manner consistent with applicable privacy laws and industry standards regarding the disclosure and use of information. No claims or controversies have arisen regarding the Privacy Statements or the implementation thereof or of any of the foregoing.

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         3.15.7 The Parent has complied in all material respects with and, to
         Parent's Knowledge, is not in violation of any applicable privacy obligations under any legal requirements or under any contract to which the Parent is a party or by which their properties are bound ("Third Party Privacy Obligations"). Neither the execution, delivery nor performance of this Agreement nor the consummation of the Merger will violate, contravene or conflict with the Third Party Privacy Obligations. No claims or controversies have arisen regarding the Third Party Privacy Obligations or of the implementation thereof or of any of the foregoing.

         3.16 ENVIRONMENTAL MATTERS.

         3.16.1 The following terms shall be defined as follows:

         (i) "Environmental and Safety Laws" shall mean any federal, state or local laws, ordinances, codes, regulations, rules, policies and orders that are intended to assure the protection of the environment, or that classify, regulate, call for the remediation of, require reporting with respect to, or list or define air, water, groundwater, solid waste, hazardous or toxic substances, materials, wastes, pollutants or contaminants, or which are intended to assure the safety of employees, workers or other persons, including the public.

         (ii) "Parent Facilities" shall mean all buildings and improvements on the Parent Property.

         (iii) "Governmental Entity" shall mean any federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

         (iv) "Hazardous Materials" shall mean any man-made or naturally occurring substance, material product, by-product, waste, emission, residual or odor that is described as a toxic or hazardous substance, waste, material, pollutant, contaminant, infectious waste, designated waste or words of similar import, in any of the Environmental and Safety Laws, or any other words which are intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, or reproductive toxicity and includes, without limitation, asbestos, asbestos-containing materials, lead-based paint, petroleum (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), petroleum products, waste oil, polychlorinated biphenyls, urea formaldehyde, radon gas, radioactive matter, medical waste, otherwise regulated or listed materials and chemicals which may cause cancer or reproductive toxicity.

         (v) "Legal Rules" shall mean codes, statutes, ordinances, orders, judgments, decrees, injunctions, determinations, approvals, rules, regulations, permits, licenses and authorizations of all Governmental Entities with jurisdiction.


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         (vi) "Parent Property" shall mean all real property leased or owned by the Parent either currently or in the past.

         3.16.2 To Parent's knowledge, except in all cases as, in the aggregate, would not have a (i) except in material compliance with all Legal Rules and except for possible small operational releases, no Hazardous Materials have been released in, on, or about the Parent Property or any other location; (ii) the Parent has not received any written notice that a lien in favor of any Governmental Entity for (A) any liability under any Environmental and Safety Laws or (B) damages arising from or costs incurred in responses to a release of any Hazardous Materials into the environment has been filed against Parent's interest in the Parent Property; and (ix) the Parent has all the permits and licenses required to be issued under applicable Environmental and Safety Laws and are in full compliance with the terms and Material Adverse Effect on Parent, (i) the Parent Property and Parent Facilities, and the present and former activities of the Parent thereon, comply in all material respects with all applicable Environmental and Safety Laws;
         (ii) all Hazardous Materials and wastes have been disposed of in accordance with all Environmental and Safety Laws; (iii) the Parent has not received notice (oral or written) of any noncompliance of the Parent Facilities or its past or present operations with Environmental and Safety Laws; (iv) no notices, administrative actions or suits are pending or, to Parent's knowledge, threatened relating to a violation of any Environmental and Safety Laws; (v) to Parent's knowledge, the Parent is not potentially responsible party under the federal Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), or state analog statute, arising out of events occurring prior to the Closing Date; (vi) the Parent has not have received any notice that it is the subject of any federal, state or local order, agreement or investigation concerning any use, release, discharge, storage, generation or disposal of any Hazardous Materials; (conditions of those permits and licenses.

3.17     TAXES.

         3.17.1 For purposes of this Agreement, the following terms have the following meanings: "Tax" (and, with correlative meaning, "Taxes" and "Taxable") means (i) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Entity (a "Tax authority") responsible for the imposition of any such tax (domestic or foreign); (ii) any liability for the payment of any amounts of the type described in (i) as a result of being a member of an affiliated, consolidated, combined or unitary group for any Taxable period; and (iii) any liability for the payment of any amounts of the type described in (i) or (ii) as a result of being a transferee of or successor to any person or as a result of any express or implied obligation to indemnify any other person, including pursuant to any Tax sharing or Tax allocation agreement. "Tax Return" shall mean any return, statement, report or form (including, without limitation estimated Tax returns and reports, withholding Tax returns and reports and information reports and returns) required to be filed with respect to Taxes.



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         Except as set forth on Schedule 3.17.2:

         3.17.2.1 The Parent has duly filed on a timely basis (taking into account any extensions of time for filing), has filed for an extension for, or has been included in, all Tax Returns, relating to all Taxes for which the Parent may be liable, required to be filed by or on behalf of the Parent, for any taxable period ending on or before the Closing Date. Each such Tax Return is true and correct in all material respects. The Parent has duly paid, or made adequate provisions (by a tax accrual or tax reserve) for all Taxes for which the Parent may be liable and other charges shown as due on such Tax Returns. The Parent has paid, or made adequate provision for, all material Taxes for which the Parent may be liable which are required to be paid without the filing of any Tax Return; any Taxes for which the Parent may be liable incurred or accrued since the date of the most recent balance sheets of the Parent have arisen in the Ordinary Course of Business determined in the same manner as in the last taxable period ending on or before such date;

         3.17.2.2 The Parent has duly paid in full or made adequate provisions for all Taxes claimed to be due by any taxing authority except such Taxes as are being contested in good faith, which amounts are set forth on Schedule 3.17.2. There are no liens for any Taxes, assessments or government charges or levies upon any property or assets of the Parent, nor are there any outstanding deficiencies or assessments or written proposals for assessment of any Taxes proposed, asserted or assessed against the Parent except such Taxes as are being contested in good faith, which amounts are set forth on Schedule 3.17.2.

         3.17.2.3 No actions, proceedings, or examinations are pending or, to the Parent's knowledge, threatened to be brought by any taxing authority for the determination, assessment or collection of any Taxes for which the Parent may be liable except such Taxes as are being contested in good faith, which amounts are set forth on Schedule 3.17.2.

         3.17.2.4 The Parent has not requested any extension of time within which to file or send any Tax Return which Tax Return has not since been filed, and the Parent is not bound by any election, consent, or agreement that extends or waives any applicable statute of limitation with respect to any taxable periods of the Parent. The information set forth in Schedule 2.18.2 indicates the date through which the taxable years relating to particular Tax Returns of the Parent are closed by applicable statutes of limitation or otherwise;

         3.17.2.5 All liabilities for Taxes of the Parent for the current year through the Closing Date and all prior years, whether or not they have become due and payable, have been duly paid in full or adequate provisions therefor have been made by a tax accrual or tax reserve;

         3.17.2.6 The Parent is not a party to any outstanding tax sharing or other allocation agreement with respect to any Taxes and has no liability relating to any tax sharing or other allocation agreement;


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         3.17.2.7 The Parent does not have and has never owned stock in a foreign corporation;

         3.17.2.8 No election under section 341(f) of the Code has been made by the Parent, nor has any election been made to be treated as an S Corporation under section 1362(a) of the Code. No election under section 382(l)(5) is in effect for the Parent. The Parent has not agreed to, or been required to, make any section 481(a) adjustment because of a change of accounting. There are no closing agreements, irrevocable elections, or similar binding agreements or decisions of any court or other governmental authority which will restrict the choices of the Parent regarding the treatment of any item of income, deduction, credit, or allowance in taxable periods subsequent to the Closing Date, and the Parent has not elected to use LIFO for inventory purposes. The Parent has withheld all material Taxes required to have been withheld and has paid all Taxes withheld in connection with amounts paid or owing to any employee, creditor, independent contractor, or other third party. The Parent has not made any payments, is not obligated to make any payments, and is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under section 280G of the Code. The Parent has not been a United States real property holding corporation within the meaning of section 897(c)(2) of the Code during the applicable period specified in section 897(c)(1)(A)(ii) of the Code;

         3.17.2.9 The Parent has never been (or has any liability or potential liability for unpaid Taxes because it once was) a member of an affiliated group (as defined in section 1504(a) of the Code) during any part of any consolidated return year; andno claim has ever been made by an authority in a jurisdiction where the Parent does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

         3.17.3 Schedule 3.17.3 sets forth the following information which, to the Parent's Knowledge, is true, complete and correct: (A) the amount of foreign income taxes (or taxes in lieu thereof) which are creditable for federal income tax purposes or for foreign income tax purposes; and
         (B) the yearly net operating losses, net capital losses, investment or other tax credits or excess charitable contributions allocable to the Parent which are available for carryover to subsequent years for federal income tax purposes and the extent to which such losses or credits are subject to limitation, or will be subject to limitation upon consummation of the transactions contemplated herein, under section 382 of the Code, section 383 of the Code or any other section thereunder, or are limited for foreign income tax purposes.

         3.17.4 Schedule 3.17.4 sets forth, a true, complete and correct list of the assets held by the Parent and the adjusted tax bases as of the date indicated of such assets for federal tax purposes.

3.18     EMPLOYEE BENEFIT PLANS.

         3.18.1 Schedule 3.18.1 lists, with respect to Parent and any trade or business (whether or not incorporated) which is treated as a single employer with Parent (an "ERISA Affiliate") within the meaning of
         Section 414(b), (c), (m) or (o) of the Code, (i) all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") other than Foreign Plans (as defined below)); (ii) each loan to a non-officer employee in excess of $50,000, loans to officers and directors and any stock option, stock purchase, phantom stock, stock appreciation right, supplemental retirement, severance, sabbatical, medical, dental, vision care, disability, employee relocation, cafeteria benefit (Code Section 125) or dependent care (Code Section 129), life insurance or accident insurance plans, programs or arrangements; (iii) all bonus, pension, profit sharing, savings, deferred compensation or incentive plans, programs or arrangements; (iv) other fringe or employee benefit plans, programs or arrangements; and (v) any current or former employment or executive compensation, change in control or severance agreements, written or otherwise, as to which unsatisfied obligations of Parent remain for the benefit of, or relating to, any present or former employee, consultant or director of Parent (together, the "Parent Employee Plans").


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         3.18.2 The Parent has furnished or made available to Parent a copy of each of the Parent Employee Plans and related plan documents (including trust documents, insurance policies or contracts, employee booklets, summary plan descriptions and other authorizing documents, and any material employee communications relating thereto) and has, with respect to each Parent Employee Plan which is subject to ERISA reporting requirements, provided copies of the Form 5500 reports filed for the last three plan years. Any Parent Employee Plan intended to be qualified under Section 401(a) of the Code has obtained from the Internal Revenue Service a favorable determination letter as to its qualified status under the Code. The Parent has also furnished Parent with the most recent Internal Revenue Service determination letter issued with respect to each such Parent Employee Plan, and nothing has occurred since the issuance of each such letter that would reasonably be expected to cause the loss of the tax-qualified status of any such Parent Employee Plan. The Parent has also furnished Parent with all registration statements and prospectuses prepared in connection with each Parent Employee Plan.

         3.18.3 (i) None of the Parent Employee Plans promises or provides retiree medical or other retiree welfare benefits to any person, except as required by applicable law; (ii) there has been no "prohibited transaction," as such term is defined in Section 406 of ERISA and
         Section 4975 of the Code, with respect to any Parent Employee Plan;
         (iii) each Parent Employee Plan has been administered in accordance with its terms and in compliance with the requirements prescribed by any and all statutes, rules and regulations (including ERISA and the Code), except as would not have, in the aggregate, a Material Adverse Effect on Parent, ERISA Affiliate have performed in all material respects all obligations required to be performed by them under, are not in default in any material respect under or violation of, and have no knowledge of any material default or violation by any other party to, any of the Parent Employee Plans; (iv) neither Parent nor ERISA Affiliate is subject to any material liability or material penalty under Sections 4976 through 4980 of the Code or Title I of ERISA with respect to any of the Parent Employee Plans; (v) all material contributions required to be made by Parent or ERISA Affiliate to any Parent Employee Plan have been made on or before their due dates and a reasonable amount has been accrued for contributions to each Parent Employee Plan for the current plan years; (vi) with respect to each Parent Employee Plan, no "reportable event" within the meaning of
         Section 4043 of ERISA (excluding any such event for which the thirty
         (30) day notice requirement has been waived under the regulations to
         Section 4043 of ERISA) nor any event described in Section 4062, 4063 or 4041 or ERISA has occurred; (vii) no Parent Employee Plan is covered by, and neither Parent nor any ERISA Affiliate has incurred or expects to incur any liability under Title IV of ERISA or Section 412 of the Code; and (viii) each Parent Employee Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without liability to Parent greater than an aggregate of $5,000 (other than for benefits accrued through the date of termination and ordinary administrative expenses typically incurred in a termination event). With respect to each Parent Employee Plan subject to ERISA as either an employee pension plan within the meaning of
         Section 3(2) of ERISA or an employee welfare benefit plan within the meaning of Section 3(1) of ERISA, Parent has prepared in good faith and timely filed all requisite governmental reports (which were true and correct as of the date filed) and has properly and timely filed and distributed or posted all notices and reports to employees required to be filed, distributed or posted with respect to each such Parent Employee Plan, except where the failure to do so would not have a Material Adverse Effect. No suit, administrative proceeding, action or other litigation has been brought, or to Parent's knowledge is threatened, against or with respect to any such Parent Employee Plan, including any audit or inquiry by the IRS or United States Department of Labor. No payment or benefit which will or may be made by the Parent to any employee will be characterized as an "excess parachute payment" within the meaning of Section 280G(b)(1) of the Code.



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         3.18.4 With respect to each Parent Employee Plan, the has complied except to the extent that such failure to comply would not, individually or in the aggregate, have a Material Adverse Effect on Parent, with (i) the applicable health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") and the regulations (including proposed regulations) thereunder, (ii) the applicable requirements of the Family Medical and Leave Act of 1993 and the regulations thereunder, and (iii) the applicable requirements of the Health Insurance Portability and Accountability Act of 1996 ("HIPAA") and the regulations (including proposed regulations) thereunder. SCHEDULE 2.16(d) describes all obligations of the Parent as of the date of this Agreement under any of the provisions of COBRA and the Family and Medical Leave Act of 1993.

         3.18.5 The consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee or other service provider of Parent or any other ERISA Affiliate to severance benefits or any other payment, except as expressly provided in this Agreement, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee or service provider under any Parent Employee Plan.

         3.18.6 There has been no amendment to, written interpretation or announcement (whether or not written) by the Parent or other ERISA Affiliate relating to, or change in participation or coverage under, any Parent Employee Plan which would materially increase the expense of maintaining such Plan above the level of expense incurred with respect to that Plan for the most recent fiscal quarter included in Parent's financial statements.

         3.18.7 The Parent does not currently maintain, sponsor, participate in or contribute to, nor has it ever maintained, established, sponsored, participated in, or contributed to, any pension plan (within the meaning of Section 3(2) of ERISA) that is subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA or Section 412 of the Code.

         3.18.8 Neither the Parent or other ERISA Affiliate is a party to, or has made any contribution to or otherwise incurred any obligation under, any "multiemployer plan" as defined in Section 3(37) of ERISA.


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         3.18.9 SCHEDULE 3.1.8 identifies each employee of any of the Parent who is not fully available to perform work because of disability or other leave and sets forth the basis of such disability or leave and the anticipated date of return to full service.

3.19 CONTRACTS. Schedule 3.19.1 lists and the Parent has delivered or made available to Parent true and complete copies (or, in the case of oral contracts, summaries), of:

3.19.1 each Contract that is executory in whole or in part and involves performance of services or delivery of goods or materials (A) by the Parent of an amount or value in excess of $50,000 or (B) to the Parent of an amount or value in excess of $50,000;

3.19.2 each Contract that is executory in whole or in part and was not entered into in the Ordinary Course of Business and that involves expenditures or receipts of the Parent in excess of $50,000;

3.19.3 each licensing agreement (other than "shrink-wrap" and licenses related to common business and office applications, such as word processing and spreadsheets, with a cost of less than $2,000) or any other Contract with respect to patents, trademarks, copyrights, trade names, service marks, licenses and other intellectual property;

3.19.4 each collective bargaining agreement and any other Contract to or with any labor union or other employee representative of a group of employees of the Parent;

3.19.5 each joint venture, partnership or similar contract involving a sharing of profits, losses, costs or liabilities by the Parent with any other Person;

3.19.6 each Contract containing covenants that in any way purport to restrict the business activity of the Parent or limit the freedom of the Parent to engage in any line of business or to compete with any Person;

3.19.7 each Contract providing for payments to or by any Person based on sales, purchases, or profits, other than direct payments for goods;

3.19.8 each power of attorney that is currently effective and outstanding granted by and relating to the Parent;

3.19.9 each Contract that is executory in whole or in part and involves capital expenditures in excess of $50,000;

3.19.10 each written warranty, guaranty, and/or other similar undertaking with respect to contractual performance extended by the Parent other than in the Ordinary Course of Business;

3.19.11  each Contract with any employee, director or officer of the Parent;

3.19.12 each Contract relating to indebtedness of the Parent for borrowed money in excess of $50,000 and each contract relating to the guarantee by the Parent of indebtedness of any Person for borrowed money in excess of $50,000;

3.19.13  each Contract for the purchase or sale of real property;



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3.19.14  each Contract for the sale of products or services by the Parent that involves expenditures or receipts of the Parent in excess of $50,000;

3.19.15  each Contract imposing a Lien on any asset of the Parent;

3.19.16 each Contract relating to any loans or advances to, or investment in, any Person;

3.19.17 each Contract providing for the payment of cash or other compensation upon consummation of the Merger;

3.19.18  each non-disclosure and non-compete agreement Contract;

3.19.19 each Contract or group of related Contracts not terminable on 30 days' Notice and that involves expenditures or receipts of the Parent in excess of $50,000;

3.19.20 each sales distribution Contract, franchise Contract and advertising Contract that involves expenditures or receipts of the Parent in excess of $50,000; and

3.19.21 any other Contract which is material to the Parent and that involves expenditures or receipts of the Parent in excess of $50,000.

3.19.22 Each of the Material Contracts is in full force and effect and constitutes a valid and binding obligation of the Parent and, to the Knowledge of the Parent, the other party thereto. Except (i) with respect to the Contracts that relate to shareholder indebtedness and (ii) as set forth on Schedule 3.18., the Parent is not in breach or default under a material provision of any Material Contract, and no event has occurred and no condition or state of facts exists which, with the passage of time or the giving of notice or both, would constitute such a default or breach by the Parent or, to the Knowledge of the Parent, by any such other party. The Parent has not received written notice of such a breach or default or event or condition.

3.20 CERTAIN AGREEMENTS AFFECTED BY THE MERGER. Neither the execution and delivery of this Agreement nor the consummation of the transaction contemplated hereby will (i) result in any entitlement, payment or benefit (including, without limitation, severance, unemployment compensation, golden parachute, bonus or benefit under any Parent plan or policy or otherwise) becoming due to any current or former directors or Parent Employees (defined in Section 2.19 below) of the Parent, (ii) increase the amount of any entitlements, payments or benefits otherwise payable by the Parent, or (iii) result in the acceleration of the time of payment or vesting of any such entitlements, payments or benefits.

3.21     EMPLOYEE MATTERS.

3.21.1 Schedule 3.21.1 contains a true, complete and accurate list (and, as indicated below, description) of (i) the names and titles of all consultants, independent contractors, full-time, part-time, temporary, contract, leased or casual employees employed by or who provided services for Parent (collectively, "Parent Employees"), together with their status and location of their employment; (ii) the date each Parent Employee was hired or retained; (iii) a list of all written employment, consulting or service contracts or offer letters between Parent and the Parent Employees; (iv) the rate of annual remuneration of each Parent Employee at the date hereof, any bonuses paid since the end of the last completed financial year and all other bonuses, incentive schemes and benefits to which such Parent Employee is or may be entitled; (v) the annual accrual rate and the total current accrued and unused amount of vacation or paid time off for each Parent Employee as of the date hereof; (vi) the names of all inactive Parent Employees, the reason they are inactive Parent Employees, whether they are expected to return to work, and if so when, and the nature of any benefits to which such inactive Parent Employees are entitled from the Parent; (vii) any employee handbook or personnel policies or procedures manual in effect that governs the terms and conditions or privileges of employment of the Parent Employees; and (viii) particulars of all other material terms and conditions of employment or engagement of the Parent Employees and the positions, title or classification held by them (collectively, "Parent Employee Matters").



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3.21.2   The Parent has provided or made available to Parent correct and complete copies of all documents including but not limited to all agreements, correspondence, files and policies, relating to the Parent Employee Matters.

3.21.3 The Parent is in compliance in all respects with all currently applicable laws and regulations respecting terms and conditions of employment, including without limitation applicant and employee background checking, immigration laws, verification of employment eligibility, document retention and record keeping, discrimination in employment, wages and hours, leaves of absence (including, as legally applicable, the Family and Medical Leave Act), classification of workers as employees and independent contractors, classification of workers as exempt or nonexempt employees, and occupational safety and health and employment practices, and are not engaged in any unfair labor practice. The Parent has in all material respects withheld all amounts required by law or by agreement to be withheld from the wages, salaries, and other payments to employees; and is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing. The Parent is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for Parent Employees (other than routine payments to be made in the normal course of business and consistent with past practice). There are no pending claims, or claims reasonably expected or, to Parent's knowledge, threatened, against Parent under any workers compensation plan or policy or long-term or short-term disability plan or policy. To the knowledge of Parent, there are no controversies, including claims, complaints, charges, investigations, or proceedings pending or, to Parent's knowledge, reasonably expected or threatened between Parent, on the one hand, and any of its respective Parent Employees, on the other hand, including without limitation any claims for actual or alleged harassment or discrimination based on race, national origin, age, sex, sexual orientation, religion, disability, or similar tortuous conduct, breach of contract, wrongful termination, defamation, intentional or negligent infliction of emotional distress, interference with contract or interference with actual or prospective economic disadvantage, which controversies have or would reasonably be expected to result in an action, suit, proceeding, claim, arbitration, audit or investigation before any agency, court or tribunal, foreign or domestic.

3.21.4 The Parent is not a party to any collective bargaining agreement or other labor union contract nor does the Parent know of any activities or proceedings of any labor union to organize any such Parent Employees.



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3.21.5   No labor dispute, walk out, strike, slowdown, hand billing, picketing, work stoppage (sympathetic or otherwise), or other "concerted action" involving the Parent Employees has occurred, is in progress or has been, to the knowledge of Parent, threatened.

3.21.6 The Parent has each provided all current and former Parent Employees with all wages, benefits, relocation benefits, stock options, bonuses and incentives, and all other compensation, remuneration and benefits that became due and payable through the date hereof and has reimbursed all current and former Parent Employees for all expenses incurred and due such individual.

3.21.7 In the last five (5) years, no citation has been issued by the Occupational Safety and Health Administration ("OSHA") or by a state or provincial occupational safety and health board or agency against the Parent and no notice of contest, claim, complaint, charge, investigation or other administrative enforcement proceeding involving the Parent has been filed or is pending or, to the Knowledge of the Parent, threatened against the Parent under OSHA or any provincial occupational safety and health board or any other applicable law relating to occupational safety and health.

3.21.8 To Parent's knowledge, no Parent Employees are in violation of any term of any employment contract, confidentiality agreement, patent disclosure agreement, noncompetition agreement, or any restrictive covenant to a former employer relating to the right of any such Parent Employee to be employed by the Parent because of the nature of the business conducted or presently proposed to be conducted by Parent or to the use of trade secrets or proprietary information of others. No Parent Employees have given notice to the Parent, nor is the Parent otherwise aware, that any such Parent Employee intends to terminate his or her employment with the Parent.

3.21.9 The Parent has maintained and currently maintains adequate insurance as required by applicable law with respect to workers' compensation claims and unemployment benefits claims. The Parent has paid or accrued all current assessments under workers' compensation and unemployment legislation, and has not been subject to any special or penalty assessment under such legislation which has not been paid.

3.22 INSURANCE. The Parent has policies of insurance and bonds of the type and in amounts customarily carried by persons conducting businesses or owning assets similar to those of the Parent. There is no claim pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid and the Parent is otherwise in compliance in all material respects with the terms of such policies and bonds. The Parent has no knowledge of any threatened termination of, or material premium increase with respect to, any of such policies.

3.23 BROKERS' AND FINDERS' FEES. Parent has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby.



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3.24     BOARD APPROVAL. The Board of Directors of Parent has (i) approved this
         Agreement and the Merger, and (ii) approved the issuance of the shares of Parent Common Stock pursuant to this Agreement. The Board of Directors of Merger Sub has approved this Agreement and the Merger, and recommended that the sole stockholder of Merger Sub approve this Agreement and the Merger. The affirmative vote of the Parent's stockholders is not required to approve the Merger and the affirmative vote of Parent as sole stockholder of Merger Sub is the only vote of the holders of any of Parent's or Merger Sub's capital stock necessary to approve this Agreement and the transactions contemplated hereby.

3.25 STATE TAKEOVER STATUTES. The Board of Directors of Parent has taken all actions necessary so that the restrictions contained in Section 203 of the Delaware Law applicable to a "business combination" (as defined in Section 203) shall not apply to the execution, delivery or performance of this Agreement or the consummation of the Merger or the other transactions contemplated by this Agreement. To Parent's Knowledge, no other "fair practice," "moratorium," "control share acquisition," "business combination," or other state takeover statute or similar statute or regulation applies to Parent, Parent, Merger Sub, the Merger, or this Agreement.

3.26 REPRESENTATIONS COMPLETE. None of the representations or warranties made by Parent or Merger Sub herein or in any Schedule hereto, including the Parent Disclosure Schedule, or certificate furnished by Parent or Merger Sub pursuant to this Agreement, or the Parent SEC Documents, when all such documents are read together in their entirety, contains or will contain at the Effective Time any untrue statement of a material fact, or omits or will omit at the Effective Time to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading. All projected, forecasted or prospective financial information provided by Parent to the Company has been prepared in good faith on the basis of assumptions Parent believes are reasonable and supportable.

                                   ARTICLE IV

                       CONDUCT PRIOR TO THE EFFECTIVE TIME

4.1 CONDUCT OF BUSINESS. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, each of Parent and Company agrees (except to the extent expressly contemplated by this Agreement or as consented to in writing by the other party), to carry on its business in the ordinary course in substantially the same manner as heretofore conducted, to pay and to cause its subsidiaries to pay debts and Taxes when due subject to good faith disputes over such debts or taxes, to pay or perform other obligations when due, and to use all reasonable efforts consistent with past practice and policies to preserve intact its and its subsidiaries' present business organizations, use its reasonable best efforts consistent with past practice to keep available the services of its present officers and key employees and use its reasonable best efforts consistent with past practice to preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it or its subsidiaries, to the end that its and its subsidiaries' goodwill and ongoing businesses shall be unimpaired at the Effective Time. The Parent and Company agree to promptly notify the other of any material event or occurrence not in the ordinary course of its or its subsidiaries' business, and of any event that would have a Material Adverse Effect on Parent or Company.



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4.2      RESTRICTIONS ON CONDUCT OF BUSINESS. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, except as expressly contemplated by this Agreement, each of Parent and Company shall not do, cause or permit any of the following, or allow, without the prior written consent of the other:

         4.2.1 CHARTER DOCUMENTS. Cause or permit any amendments to its Certificate of Incorporation or Bylaws;

         4.2.2 DIVIDENDS; CHANGES IN CAPITAL STOCK. Declare or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares in connection with any termination of service to it or its subsidiaries;

         4.2.3 STOCK OPTION PLANS, ETC. Take any action to accelerate, amend or change the period of exercisability or vesting of options or other rights granted under its stock plans or authorize cash payments in exchange for any options or other rights granted under any of such plans;

         4.3.4 MATERIAL CONTRACTS. Enter into any contract or commitment, or violate, amend or otherwise modify or waive any of the terms of any of its contracts, other than in the ordinary course of business consistent with past practice and in no event shall such contract, commitment, amendment, modification or waiver (other than those relating to sales of products or purchases of supplies in the ordinary course) involve the payment by Parent or Company, as applicable, or their respective subsidiaries in excess of $150,000;

         4.3.5 ISSUANCE OF SECURITIES. Issue, deliver or sell or authorize or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities, other than the issuance of shares of its common stock pursuant to the conversion of preferred stock, or exercise of stock options, warrants or other rights therefor outstanding as of the date of this Agreement;

         4.3.6 INTELLECTUAL PROPERTY. Transfer or license to any person or entity any rights to any Intellectual Property other than the license of non-exclusive rights to Intellectual Property in the ordinary course of business consistent with past practice, place any Intellectual Property into a source-code escrow, or grant any source-code license of any kind;



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         4.3.7 EXCLUSIVE RIGHTS. Enter into or amend any agreements pursuant to which any other party is granted exclusive marketing or other exclusive rights of any type or scope with respect to any of its products or technology;

         4.3.8 DISPOSITIONS. Sell, lease, license or otherwise dispose of or encumber any of its properties or assets which are material, individually or in the aggregate, to its and its subsidiaries' business, taken as a whole, except in the ordinary course of business consistent with past practice;

         4.3.9 INDEBTEDNESS. Incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of others;

         4.3.10 LEASES. Enter into any operating lease in excess of $50,000;

         4.3.11 PAYMENT OF OBLIGATIONS. Pay, discharge or satisfy in an amount in excess of $200,000 in any one case, any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise) arising other than in the ordinary course of business, other than the payment, discharge or satisfaction of liabilities reflected or reserved against in the Parent Financial Statements or the Company Financial Statements, as applicable;

         4.3.12 CAPITAL EXPENDITURES. Make any capital expenditures, capital additions or capital improvements except in the ordinary course of business and consistent with past practice that do not exceed $25,000 individually or $100,000 in the aggregate;

         4.3.13 INSURANCE. Materially reduce the amount of any material insurance coverage provided by existing insurance policies;

         4.3.14 TERMINATION OR WAIVER. Terminate or waive any right of substantial value;

         4.3.15 EMPLOYEE BENEFIT PLANS; NEW HIRES; PAY INCREASES. Adopt or amend any employee benefit or stock purchase or option plan or hire any new director level or officer level employee, pay any special bonus or special remuneration to any employee or director, or increase the salaries or wage rates of its employees other than pursuant to scheduled annual performance reviews, provided that any resulting modifications are in the ordinary course of business and consistent with Company's past practices;

         4.3.16 SEVERANCE ARRANGEMENTS. Grant any severance, termination pay or payments or benefits payable as a result of the Merger (i) to any director or officer, or (ii) to any other employee except payments made pursuant to written agreements outstanding on the date hereof;

         4.3.17 LAWSUITS. Commence a lawsuit other than (i) for the routine collection of bills, (ii) in such cases where such party in good faith determines that failure to commence suit would result in the material impairment of a valuable aspect of its business, provided that it consults with the other party prior to the filing of such a suit, (iii) for a breach of this Agreement, or (iv) to clarify such party's obligations under this Agreement;

         4.3.18 ACQUISITIONS. Acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to its business, taken as a whole, or acquire or agree to acquire any equity securities of any corporation, partnership, association or business organization;



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         4.3.19 TAXES. Other than in the ordinary course of business, make or change any material election in respect of Taxes, adopt or change any accounting method in respect of Taxes, file any material Tax Return or any amendment to a material Tax Return, enter into any closing agreement, settle any claim or assessment in respect of Taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes;

         4.3.20 REVALUATION. Revalue any of its assets, including without limitation writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business;

         4.3.21 ACCOUNTING POLICIES AND PROCEDURES. Make any change to its accounting methods, principles, policies, procedures or practices, except as may be required by GAAP, Regulation S-X promulgated by the SEC or applicable statutory accounting principles;

         4.3.22 OTHER. Take or agree in writing or otherwise to take, any of the actions described in Sections 4.3, or any action which would make any of its representations or warranties contained in this Agreement untrue or incorrect or prevent it from performing or cause it not to perform its covenants hereunder.

4.3 NO SOLICITATION BY COMPANY. Company and the officers, directors, employees or other agents of Company (collectively, "Company Representatives") will not, directly or indirectly, (i) take any action to solicit, initiate or encourage or agree to any Company Takeover Proposal ("Company Takeover Proposal" means any offer or proposal for, or any indication of interest in, a merger or other business combination involving Company or the acquisition of 15% or more of the outstanding shares of capital stock of Company, or a significant portion of the assets of Company, other than the transactions contemplated by this Agreement, or (ii) subject to the terms of the immediately following sentence, engage in any discussions or negotiations with, or disclose any nonpublic information relating to the Company to, or afford access to the properties, books or records of the Company, to any person that has advised Company that it may be considering making, or that has made, a Company Takeover Proposal. Notwithstanding the immediately preceding sentence, if, prior to adoption of this Agreement by Company stockholders, an unsolicited written Company Takeover Proposal shall be received by the Board of Directors of Company, then, to the extent the Board of Directors of Company believes in good faith (after advice from its financial advisor and after considering all terms and conditions of such written Company Takeover Proposal, including the likelihood and timing of its consummation) that such Company Takeover Proposal would result in a transaction more favorable to Company's stockholders from a financial point of view than the transaction contemplated by this Agreement (any such more favorable Company Takeover Proposal being referred to in this Agreement as a "Superior Company Proposal") and the Board of Directors of Company determines in good faith after advice from outside legal counsel that it is necessary to do so in order for the Board of Directors of Company to comply with its fiduciary duties to stockholders under applicable law, then Company Representatives may furnish in connection therewith information to the party making such Superior Company Proposal and, subject to the provisions hereof, engage in negotiations with such party, and such actions shall not be considered a breach of this Section 4.4 or any other provisions of this Agreement; provided that in each such event the Company notifies Parent

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         of such determination by the Company Board of Directors and provides
         Parent with a true and complete copy of the Superior Company Proposal received from such third party, and provides (or has provided) Parent with all documents containing or referring to non-public information of Company that are supplied to such third party; provided, however, that Company provides such non-public information only pursuant to a non-disclosure agreement; and provided further that Company Representatives shall not agree to or endorse any Company Takeover Proposal and the Company Board of Directors shall not withdraw its recommendation of the Merger and adoption of this Agreement unless Company has provided Parent at least three (3) days prior notice of any such intent to agree or endorse such Company Takeover Proposal or to withdraw such recommendation. Company will promptly (and in any event within 24 hours) notify Parent after receipt of any Company Takeover Proposal or any notice that any person is considering making a Company Takeover Proposal or any request for non-public information relating to Company or for access to the properties, books or records of Company by any person that has advised Company that it may be considering making, or that has made, a Company Takeover Proposal, or whose efforts to formulate a Company Takeover Proposal would be assisted thereby (such notice to include the identity of such person or persons), and will keep Parent fully informed of the status and details of any such Company Takeover Proposal notice, request or correspondence or communications related thereto, and shall provide Parent with a true and complete copy of such Company Takeover Proposal notice or any amendment thereto, if it is in writing, or a complete written summary thereof, if it is not in writing. Company shall immediately cease and cause to be terminated all existing discussions or negotiations with any persons conducted heretofore with respect to a Company Takeover Proposal.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

5.1 MEETING OF STOCKHOLDERS. The Company shall promptly after the date hereof take all action necessary in accordance with Delaware Law and its respective Certificate of Incorporation and Bylaws to convene the Company Stockholders Meeting. The Company shall use its reasonable best efforts to solicit from its stockholders proxies in favor of the adoption of this Agreement and the Merger and shall take all other action necessary or advisable to secure the vote or consent of stockholders required to effect the Merger. The Company shall use reasonable efforts to obtain from its stockholders holding in the aggregate 95% of the issued and outstanding shares of Company Common Stock (i) a waiver of such stockholders' appraisal rights with respect to the transactions contemplated by this Agreement; and (ii) the written consent of the Company stockholders to the transactions contemplated by this Agreement.

5.2 INTERIM FUNDING. On or prior to the date of this Agreement, Parent shall obtain not less than $150,000 in additional financing. Within 90 days from the date of this Agreement, Parent shall obtain not less than an additional $1.5 million in additional financing. Upon effectuation of the Merger and Parent obtaining the additional $1.5 million in additional financing, the business of Parent (as it exists as of May 12, 2004) shall be dropped down to a wholly owned subsidiary, such subsidiary to operate independently of its parent. Parent agrees that, until such time as the business of Parent (as it exists as of May 12, 2004) shall be dropped down to a wholly owned subsidiary, Parent shall not incur any additional material liabilities.



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5.3      REVERSE STOCK SPLIT; CONVERSION OF CERTAIN PARENT INDEBTEDNESS. Prior
         to the Effective Time, Parent shall consummate a 1-for-200 reverse stock split of the Parent Common Stock. Prior to the Effective Time, Parent shall convert $1,637,570 of debt into an aggregate amount of Parent Common Stock such that the holders of such debt own 50% of the issued and outstanding Parent Common Stock prior to the consummation of the Merger. As a consequence, at the Effective Time, the total debt of Parent shall be no greater than $150,000 not inclusive of obligations to Scott Landow, President, who agrees not to hold Source Atlantic liable for any obligations owned to him by Parentech. Prior to the Effective Date, Parent shall authorize the issuance of 1,550,000 shares of the Parent preferred stock, such shares of preferred stock to have a conversion right (the "Convertible Preferred Stock") such that 550,000 shares of Convertible Preferred Stock may be converted to common stock immediately, 500,000 shares of Convertible Preferred Stock may be converted to common stock up to 24 month earnings benchmark established by Parent intended to be $1,000,000 NAT, and 500,000 shares of Convertible Preferred Stock may be converted to common stock up to 36 months after achieving the $1,000,000 NAT earnings benchmark established by Parent intended to be $2,600,000 NAT, the conversion price of such shares of Convertible Preferred Stock will be priced at 10% of the trading price of Parent Common Stock, upon the date the conversion right is achieved. Such shares of the Parent's Preferred Stock shall be issued in accordance with Schedule 5.3.

5.4 AUDIT. On or prior to 60 days following the date hereof, Financial Statements of the Company for the years ended December 31, 2002 and December 31, 2003, and the three month periods ended March 31, 2003 and March 31, 2004 shall be delivered to Parent, together with the signed opinion of the Company auditor for the respective periods with respect the Financial Statements of the Company for the years ended December 31, 2002 and December 31, 2003.

5.5 LOCK-UP AGREEMENTS; PARENT WARRANT. Prior to the Effective Date, Parent will offer up to Four Hundred and Thirty Three Thousand and Nine Hundred and Seventy Three (433,973) Warrants to Purchase Parent Common Stock to certain of its stockholders (the "Parent Warrants") to, among other things, purchase shares of Parent Common Stock at $25.00 per share in consideration for such stockholder's execution of a lock-up agreement. The Parent Warrants and the lock-up agreement shall be substantially in the forms that are annexed hereto as Exhibit B. The Parent Warrants shall be subject to a "put" provision such that the Warrant can be "put" back to Parent after one (1) quarter and one day following the Effective Date. This "put" provision obligates the Parent to spin off the assets and operations of Parent, into another entity and transfer ninety percent (90%) ownership to the holders of the Parent Warrants. The "spin off" shall comply with Securities and Exchange Commission Staff Legal Bulletin No. 4 on "spin off transactions", dated September 16, 1997.

5.6      ACCESS TO INFORMATION.

         5.6.1 Except as prohibited by applicable law, each of Parent and Company shall afford the other and its accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Effective Time to (i) all of such party's and its subsidiaries' properties, books, contracts, commitments and records, and (ii) all other information concerning the business, properties and personnel of such party and its subsidiaries as the other party may reasonably request. The Parent and Company agree to provide to the other and its accountants, counsel and other representatives copies of internal financial statements promptly upon request.

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         5.6.2 Subject to compliance with applicable law, from the date hereof until the Effective Time, each of Parent and Company shall confer on a regular and frequent basis with one or more representatives of the other party to report operational matters of materiality and the general status of ongoing operations.

         5.6.3 No information or knowledge obtained in any investigation pursuant to this Section 5.6 shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

         5.6.4 Each of Parent and Company shall provide the other and its accountants, counsel and other representatives reasonable access, during normal business hours during the period prior to the Effective Time, to all of such party's and its subsidiaries' Tax Returns and other records and workpapers relating to Taxes, and shall also provide the following information upon the request of the other party or its subsidiaries: (i) a schedule of the types of Tax Returns being filed by Parent or Company, as applicable, and each of its subsidiaries in each taxing jurisdiction, (ii) a schedule of the year of the commencement of the filing of each such type of Tax Return, (iii) a schedule of all closed years with respect to each such type of Tax Return filed in each jurisdiction, (iv) a schedule of all material Tax elections filed in each jurisdiction by Parent or Company, as applicable, and each of its subsidiaries,
(v) a schedule of any deferred intercompany gain with respect to transactions to which Parent or Company, as applicable, has been a party, and (vi) receipts for any Taxes paid to foreign Tax authorities.

5.7 CONFIDENTIALITY. The parties acknowledge that each of Parent and Company have previously executed a non-disclosure agreement, which agreement shall continue in full force and effect in accordance with its terms.

5.8 PUBLIC DISCLOSURE. Unless otherwise permitted by this Agreement, Parent and Company shall consult with each other before issuing any press release or otherwise making any public statement or making any other public (or non-confidential) disclosure (whether or not in response to an inquiry) regarding the terms of this Agreement and the transactions contemplated hereby, and neither shall issue any such press release or make any such statement or disclosure without the prior approval of the other (which approval shall not be unreasonably withheld), except as may be required by law, in which case the party proposing to issue such press release or make such public statement or disclosure shall use its commercially reasonable efforts to consult with the other party before issuing such press release or making such public statement or disclosure.

5.9      CONSENTS; COOPERATION.

         5.9.1 The Parent and Company shall promptly apply for or otherwise seek, and use its reasonable best efforts to obtain, all consents and approvals required to be obtained by it for the consummation of the Merger, including those required under the Delaware Corporate Law. The Company shall use its reasonable best efforts to obtain all necessary consents, waivers and approvals under any of its material contracts in connection with the Merger for the assignment thereof or otherwise. The parties hereto will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to the Delaware Corporate Law or any other federal or state antitrust or fair trade law.

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         5.9.2 Each of Parent and Company shall use its reasonable best efforts to resolve such objections, if any, as may be asserted by any Governmental Entity with respect to the transactions contemplated by this Agreement under the Delaware Corporate Law, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other Federal, state or foreign statutes, rules, regulations, orders or decrees that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade (collectively, "Antitrust Laws").

         5.9.3 Notwithstanding anything to the contrary in Section 5, (i) neither Parent nor the Company shall be required to divest any of their respective businesses, product lines or assets, or to take or agree to take any other action or agree to any limitation that would reasonably be expected to have a Material Adverse Effect on Parent or of Parent combined with the Surviving Corporation after the Effective Time.

5.10 LEGAL REQUIREMENTS. Each of Parent, Merger Sub and Company will, and will cause their respective subsidiaries to, take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on them with respect to the consummation of the transactions contemplated by this Agreement and will promptly cooperate with and furnish information to any party hereto necessary in connection with any such requirements imposed upon such other party in connection with the consummation of the transactions contemplated by this Agreement and will take all reasonable actions necessary to obtain (and will cooperate with the other parties hereto in obtaining) any consent, approval, order or authorization of, or any registration, declaration or filing with, any Governmental Entity or other person, required to be obtained or made in connection with the taking of any action contemplated by this Agreement.

5.11 BLUE SKY LAWS. Parent shall take such steps as may be necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable to the issuance of the Parent Common Stock in connection with the Merger. Company shall use its reasonable best efforts to assist Parent as may be necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable in connection with the issuance of Parent Common Stock in connection with the Merger.

5.12     INDEMNIFICATION.

         5.12.1 After the Effective Time, Parent will fulfill and honor in all respects the obligations of the Company pursuant to the indemnification provisions of Company's Certificate of Incorporation and Bylaws or any indemnification agreement with the Company officers and directors to which Company is a party, in each case in effect on the date hereof; provided that such indemnification shall be subject to any limitation imposed from time to time under applicable law. Without limitation of the foregoing, in the event any person so indemnified (an "Indemnified Party") is or becomes involved in any capacity in any action, proceeding or investigation in connection with any matter relating to this Agreement or the transactions contemplated hereby occurring on or prior to the Effective Time, Parent shall, or shall cause the Surviving Corporation to, pay as incurred such Indemnified Party's reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith to the fullest extent permitted by the Delaware Law upon receipt of any undertaking contemplated by Section 145(e) of the Delaware Law. Any Indemnified Party wishing to claim indemnification under this Section 5.12.1, upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify Parent and the Surviving Corporation, and shall deliver to Parent and the Surviving Corporation the undertaking contemplated by Section 145(e) of the Delaware Law.

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         5.12.2 To the extent there is any claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time) against an Indemnified Party that arises out of or pertains to any action or omission in his or her capacity as director, officer, employee, fiduciary or agent of the Company occurring prior to the Effective Time, or arises out of or pertains to the transactions contemplated by this Agreement for a period lasting until the expiration of two years after the Effective Time (whether arising before or after the Effective Time), in each case for which such Indemnified Party is indemnified under this Section 5.12.2, such Indemnified Party shall be entitled to be represented by counsel, which counsel shall be counsel of Parent (provided that if use of counsel of Parent would be expected under applicable standards of professional conduct to give rise to a conflict between the position of the Indemnified Person and of Parent, the Indemnified Party shall be entitled instead to be represented by counsel selected by the Indemnified Party and reasonably acceptable to Parent) and following the Effective Time the Surviving Corporation and Parent shall pay the reasonable fees and expenses of such counsel, promptly after statements therefor are received and the Surviving Corporation and Parent will cooperate in the defense of any such matter; provided, however, that neither the Surviving Corporation nor Parent shall be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld); and provided, further, that, in the event that any claim or claims for indemnification are asserted or made prior to the expiration of such two year period, all rights to indemnification in respect to any such claim or claims shall continue until the disposition of any and all such claims. The Indemnified Parties as a group may retain only one law firm (in addition to local counsel) to represent them with respect to any single action unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the position of any two or more Indemnified Parties.

         5.12.3 The provisions of this Section 5.12 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and representatives.

         5.12.4 From and after the Time of Closing, the Parent agrees to defend, indemnify and hold harmless the Company from and against all indemnifiable damages of the Company. For this purpose, "indemnifiable damages" of the Company means the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including, without limitation, reasonable attorneys' fees and court costs) incurred or suffered by the Company, as a result of or in connection with: (1) any inaccurate representation or warranty made by the Parent in or pursuant to this Agreement, (2) any default in the performance of any of the covenants or agreements made by the Parent in this Agreement, or (3) any failure of the Parent to pay, discharge or perform any of its liabilities, or any asserted liability to the extent resulting from any dispute or claim against Company concerning any of the Excluded Liabilities.

         5.12.5 After the Effective Date, the Company agrees to defend, indemnify and hold the Parent and their shareholders harmless from and against all indemnifiable damages of the Parent. For this purpose, "indemnifiable damages" of the Parent means the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including, without limitation, reasonable attorneys' fees and court costs) incurred or suffered by the Parent or their respective shareholders as a result of or in connection with: (1) any inaccurate representation or warranty made by the Company in or pursuant to this Agreement, (2) any default in the performance of any of the covenants or agreements made by the Company in this Agreement, (3) the operation of Company's business after the Effective Date, or any occurrence, act or omission of the Company or of any shareholder, director, officer, employee, consultant or agent of the Company or Parent which occurs subsequent to the Effective Date, and causes damage to the Parent or its shareholders. The prevailing party in any claim for indemnification shall be entitled to receive reasonable attorneys' fees and expenses from the non prevailing party.

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         5.12.6 If any party hereto (the "Indemnitee" or "Indemnified Party")
         receives notice of any claim or the commencement of any action or proceeding with respect to which the other party or parties is or may be obligated to provide indemnification (the "Indemnifying Party" or "Indemnitor"), the Indemnitee shall promptly give the Indemnifying Party notice thereof. Such notice shall state the basis for the claim, action or proceeding and the amount thereof (to the extent such amount is determinable at the time when such notice is given) and shall permit the Indemnifying Party to assume the defense of such claim, action or proceeding (including any action or proceeding resulting from any such claim). Failure to give such notice shall not affect the Indemnitee's right to indemnification unless the Indemnifying Party can demonstrate that such failure has materially prejudiced the Indemnifying Party's ability to defend the same and then only to such extent. The Indemnifying Party may compromise, to the extent provided below or, at its election, defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any such matter involving the asserted liability of the Indemnitee. In any event, the Indemnitee, the Indemnifying Party and the Indemnifying Party's counsel shall cooperate in the compromise of, or defense against, any such asserted liability. So long as the Indemnitor is defending in good faith any such third party claim, the Indemnitee shall not settle or compromise such third party claim. Both the Indemnitee and the Indemnifying Party may participate in the defense of such asserted liability but any Indemnitee participation shall be at its own expense and the Indemnifying Party shall control and make all decisions regarding said defense. Indemnifying Party may settle or compromise any claim without the consent of the Indemnified Party only if no monetary obligation is imposed on the Indemnified Party (which is not reimbursed or paid for by the Indemnitee) and the Indemnified Party by reason thereof is not determined to be in violation of any rule, regulation or law and the Indemnified Party is not thereby subjected to injunctive or other equitable relief. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party such books, records or other documents within its control.

         5.12.7 In case any event shall occur which would otherwise entitle either party to assert a claim for indemnification hereunder, no loss, damage or expense shall be deemed to have been sustained by such party to the extent (1) of any tax savings realized by such party with respect thereto, or (2) of any proceeds received or which should have been received by such party from any insurance policies with respect thereto.

         5.13 TAX TREATMENT. For U.S. federal income tax purposes, it is intended that the Merger qualify as a reorganization within the meaning of the Code, and the parties hereto intend that the transactions contemplated by this Agreement shall constitute a "plan of reorganization" within the meaning of Section 368 of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). Parent will report the Merger on its income tax returns in a manner consistent with treatment of the Merger as a Code Section 368(a) reorganization. Neither Parent, the Company nor any of there respective affiliates has taken any action, nor will they take any action, that would prevent or impede the Merger from qualifying as a reorganization under Section 368 of the Code.

5.14 COOPERATION TO SATISFY GOVERNMENT AUTHORITIES. Parent and the Company shall cooperate to promptly address and, to the extent commercially reasonable or practicable, resolve any concerns of any Government Authority in connection with the Merger.

5.15 STOCKHOLDER LITIGATION. Unless and until the Board of Directors of Company has withdrawn its recommendation of the Merger, the Company shall give Parent the opportunity to participate at its own expense in the defense of any stockholder litigation against Company and/or its directors relating to the transactions contemplated by this Agreement. Unless and until the Board of Directors of Parent has withdrawn its approval of the Merger, Parent shall give Company the opportunity to participate at its own expense in the defense of any stockholder litigation against Parent and/or its directors relating to the transactions contemplated by this Agreement.

5.16 BOARD OF DIRECTORS. The Board of Directors of Parent will take all actions within its power to cause the Board of Directors of the Surviving Corporation, effective upon the Effective Time, to consist of the current Directors of the Company. The Board of Directors of the Parent shall appoint one director to the Board of Directors of the Surviving Corporation, effective upon the Effective Time, and will be permitted to have one observer to the meetings of the Board of Directors of the Surviving Corporation, effective upon the Effective Time.

5.17 BEST EFFORTS AND FURTHER ASSURANCES. Each of the parties to this Agreement shall use its best efforts to effectuate the transactions contemplated hereby and to fulfill and cause to be fulfilled the conditions to closing under this Agreement. Each party hereto, at the reasonable request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

                                   ARTICLE VI

               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY

                  The Company's obligation to enter into and complete the Closing is conditioned upon the satisfaction or waiver in writing by the Company, on or before the Closing Date, of all of the following conditions:

6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Parent and Merger Sub contained in this Merger Agreement, the schedules or exhibits hereto or in any certificate or document delivered to the Company by Parent and Merger Sub in connection with the transactions contemplated by this Merger Agreement shall be true in all respects (without giving effect to any materiality qualifications or limitations therein) on and as of the Closing Date with the same effect as though such representations and warranties were made on such date except for such failures to be true and correct which in the aggregate would not reasonably be expected to result in a Material Adverse Effect on Parent and Merger Sub.

6.2 PERFORMANCE OF COVENANTS. Parent and Merger Sub shall have performed and complied in all material respects with all of the agreements and covenants required by this Merger Agreement to be performed and complied with by it prior to or on the Closing Date.

6.3 LITIGATION. No injunction shall have been issued by any court or Governmental Authority which restrains or prohibits this Merger Agreement or the consummation of the transactions contemplated hereby.

6.4 ANTITRUST LAWS COMPLIANCE. There is an applicable exemption to rules and regulations of the Antitrust Laws applicable to the transactions contemplated by this Merger Agreement.

6.5 SHAREHOLDER APPROVAL. The Company Shareholder Approval required in connection with the consummation of the Merger shall have been obtained. 6.6 DELIVERY OF DOCUMENTS. There shall have been delivered to the Company the following:

                  6.6.1 A certificate of Parent, dated the Closing Date, signed by the Chief Executive Officer of Parent to the effect that the conditions specified in Sections
                           6.1 and 6.2 have been fulfilled;

                  6.6.2 A certificate of Merger Sub dated the Closing Date, signed by the Chief Executive Officer of Merger Sub to the effect that the conditions specified in Sections 6.1 and 6.2 have been fulfilled;

                  6.6.3 A certificate of the Secretary or Assistant Secretary of Parent certifying copies of all requisite corporate resolutions of Parent approving the execution and delivery of this Merger Agreement and the consummation of the transactions contemplated herein and the identification and signature of each officer of Parent executing this Merger Agreement; and

                  6.6.4 A certificate of the Secretary of the Merger Sub certifying copies of (a) the Certificate of Incorporation and by-laws of the Merger Sub; (b) all requisite corporate resolutions of SAC approving the execution and delivery of this Merger Agreement and the consummation of the transactions contemplated herein; and (c) the identification and signature of each officer of the Merger Sub executing this Merger Agreement.

6.7 MATERIAL CHANGES. There shall not have been any change that has had or could reasonably be expected to have a Material Adverse Effect on the assets, properties, condition (financial or otherwise), prospects or results of operations of the Parent from the date hereof to the Closing Date, nor shall there exist any condition which could reasonably be expected to result in such a Material Adverse Effect, and there shall have been delivered to Parent a certificate, dated the Closing Date, to such effect signed by an authorized officer of the Parent.

6.8 CERTIFICATE OF MERGER. Prior to the Effective Time, the Certificate of Merger shall be accepted for filing with the Secretary of State of the State of Delaware.

                                   ARTICLE VII
                   CONDITIONS PRECEDENT TO THE OBLIGATIONS OF
                              PARENT AND MERGER SUB

         The obligations of Parent and Merger Sub to enter into and complete the Closing are conditioned upon the satisfaction or waiver by Parent on behalf of itself and Merger Sub, on or before the Closing Date, of the following conditions:

7.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Company contained in this Merger Agreement, the schedules or exhibits hereto or in any certificate or document delivered to Parent or the Merger Sub by the Company in connection with the transactions contemplated by this Merger Agreement shall be true in all respects (without giving effect to any materiality qualifications or limitations therein) on and as of the Closing Date with the same effect as though such representations and warranties were made on such date, except (i) as otherwise contemplated by this Merger Agreement and (ii) for such failures to be true and correct which in the aggregate would not reasonably be expected to result in a Material Adverse Effect on the Company.

7.2 PERFORMANCE OF COVENANTS. The Company shall have performed and complied in all material respects with all of the agreements and covenants required by this Merger Agreement to be performed and complied with by it prior to or on the Closing Date, except as otherwise contemplated by this Merger Agreement.

7.3 LITIGATION. No injunction shall have been issued by any court or Governmental Authority which restrains or prohibits this Merger Agreement or the consummation of the transactions contemplated hereby.

7.4 ANTITRUST LAWS ACT COMPLIANCE. There is an applicable exemption to rules and regulations of the Antitrust Laws Act applicable to the transactions contemplated by this Merger Agreement.

7.5 CONSENTS AND APPROVALS. The consents and approvals specified herein shall have been obtained in form and substance satisfactory to Parent in its reasonable discretion.

7.6 MATERIAL CHANGES. There shall not have been any change that has had or could reasonably be expected to have a Material Adverse Effect on the assets, properties, condition (financial or otherwise), prospects or results of operations of the Company from the date hereof to the Closing Date, nor shall there exist any condition which could reasonably be expected to result in such a Material Adverse Effect, and there shall have been delivered to Parent a certificate, dated the Closing Date, to such effect signed by an authorized officer of the Company.

7.7 SHAREHOLDER APPROVAL. The Company Shareholder Approval required in connection with the consummation of the Merger shall have been obtained.

7.8 DELIVERY OF DOCUMENTS. There shall have been delivered to Parent the following:

         7.8.1 a certificate of the Company, dated the Closing Date, signed by its Chief Executive Officer, to the effect that the conditions specified in Sections 7.1 and 7.2 have been fulfilled; and

         7.8.2 a certificate of the Secretary of the Company certifying copies of (x) the Certificate of Incorporation and by-laws of the Company; (y) all requisite corporate resolutions of the Company approving the execution and delivery of this Merger Agreement and the consummation of the transactions contemplated herein; and (z) the identification and signature of each officer of the Company executing this Merger Agreement.

7.9 CERTIFICATE OF MERGER. Prior to the Effective Time, the Certificate of Merger shall be accepted for -- filing with the Secretary of State of the State of Delaware.

                                  ARTICLE VIII

                                   TERMINATION

8.1 TERMINATION EVENTS. This Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time without prejudice to any other rights or remedies either party may have:

                  8.1.1 by written agreement, duly authorized by the Boards of Directors of Parent, Merger Sub and the Company;

                  8.1.2 by Parent or the Company if any Governmental Authority shall have issued an order, decree, injunction or judgment or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger and such order or other action shall have become final and nonappealable;

                  8.1.3 subject to the provisions below, by Parent or the Company if the Effective Time shall not have occurred on or before the 90th day following the date of this Agreement; provided that the right to terminate this Merger Agreement under this Section 8.1.3 shall not be available to any party whose failure to fulfill any obligation under this Merger Agreement has been the cause of, or results in, the failure of the Effective Time to have occurred within such period;

                  8.1.4 by Parent or the Company by notice to the other if the satisfaction of any condition to the obligations of the terminating party has been rendered impossible;

                  8.1.5 by the Company in the event Parent is unable to obtain all of the financing contemplated in Section 5.2; provided, however, that the Company, in its sole discretion, shall have the right to extend the 90-day period contemplated in Section 5.2 for two additional 90-day periods.

8.2 EFFECT OF TERMINATION. In the event this Merger Agreement is terminated pursuant to Section 8.1, all further obligations of the parties hereunder shall terminate. Each party's right of termination hereunder is in addition to any other rights it may have hereunder or otherwise and the exercise of a right of termination shall not be an election of remedies.

8.3 AMENDMENT. To the extent permitted by applicable law, this Merger Agreement may be amended by action taken by or on behalf of the respective Boards of Directors of the Company, Parent and merger Sub at any time; provided, however, that, following approval by the Stockholders of the Company, no amendment shall be made which under the Delaware Corporate Law would require the further approval of the Stockholders of the Company without obtaining such approval. This Merger Agreement may not be amended except by an instrument in writing signed on behalf of all of the parties hereto.

8.4 WAIVER. At any time prior to the Effective Time any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
         (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                   ARTICLE IX

                                  MISCELLANEOUS

9.1 CAPTIONS AND HEADINGS. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

9.2 NO ORAL CHANGE. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

9.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the laws that might otherwise govern under applicable principles of conflicts of law. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any court located within the State of New York in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of New York for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction and such process.

9.4 PUBLIC ANNOUNCEMENTS. Subject to any requirement of applicable law or stock exchange listing agreement, all public announcements or similar publicity with respect to this Merger Agreement or the transactions contemplated hereby shall be issued only with the consent of Parent and the Company. Unless consented to by each party hereto in advance prior to the Closing, all parties hereto shall keep the provisions of this Merger Agreement strictly confidential and make no disclosure thereof to any Person, other than such party's respective legal and financial advisors, subject to the requirements of applicable law or securities exchange regulations.

9.5 SUCCESSORS. This Merger Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

9.6 FURTHER ASSURANCES. Each of the parties hereto agrees that it will, from time to time after the date of this Merger Agreement, execute and deliver such other certificates, documents and instruments and take such other action as may be reasonably requested by the other party to carry out the actions and transactions contemplated by this Merger Agreement.

9.7 CONFIDENTIALITY. The Confidentiality Agreement between Parent and the Company is incorporated by reference herein and shall continue in full force and effect in accordance with the terms thereof. In the event of termination or abandonment of the transactions contemplated by this Agreement pursuant to Section 8.1, the Confidentiality Agreement shall continue in full force and effect. The definition of "Confidential Information" contained in the Confidentiality Agreement is hereby amended to include this Agreement, all Schedules and Exhibits to this Agreement, and all information obtained pursuant to of this Agreement.

9.8 NOTICES. All notices requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, and by fax, as follows:

                           If to Parent or Merger Sub:

                           Parentech, Inc.
                           777 S. Coast Hwy. 101, Ste. 215
                           Solana Beach, CA 92075
                           Attention: Scott Landow
                                      Chief Executive Officer
                           Telephone: (858) 847-9000

                           With a copy to:

                           Joseph I. Emas
                           Attorney at Law
                           1224 Washington Avenue
                           Miami Beach, Florida 33139
                           Telephone: (305) 531-1174

                           If to the Company:

                           Source Atlantic, Inc.
                           55 Accord Park Drive

                           Rockland, MA 02370

                           Attention: William McGowan, President
                           Telephone: 781-871-8500
                           Facsimile: (201) 291-1489

                           With a copy to:

                           Anslow & Jaclin, LLP
                           195 Route 9, Suite 204
                           Manalapan, New Jersey07726
                           Attention: Gregg Jaclin, Esq.
                           Telephone: (732) 409-1212
                           Facsimile: (732) 577-1188



9.9 NON-WAIVER. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

9.10 TIME OF ESSENCE. Time is of the essence of this Agreement and of each and every provision hereof.

9.11 REMEDIES CUMULATIVE. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

9.12 SEVERABILITY. If any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.13 ENTIRE AGREEMENT. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

9.14 RULES OF CONSTRUCTION. The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

9.15 EXPENSES. Except as expressly otherwise provided herein, each party shall bear its own expenses incurred in connection with the preparation, execution and performance of this Merger Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel and accountants. All such expenses incurred by the Company ("Company Transaction Expenses") shall be repaid in full at the Closing.

9.16 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have executed this Merger Agreement as of the date first above written.


PARENT                                            THE COMPANY


Parentech, Inc.                                   Source Atlantic, Inc.
---------------                                   --------------------


By:     /s/Scott D. Landow                   By:      /s/ William McGowan
    -------------------------                     ------------------------------
Name:  Scott D. Landow                            Name: William McGowan
Title: Chief Executive Officer                    Title:  President


MERGER SUB

Source Atlantic Acquisition Corp.

By:    /s/ Joseph I. Emas
     ----------------------
Name:  Joseph I. Emas
Title: President

                                    EXHIBIT C

                              Financial Statements

                              Source Atlantic, Inc.

                                    EXHIBIT D


                         Pro Forma Financial Statements

                     Parentech, Inc. / Source Atlantic, Inc.

                                 Parentech, Inc.

                        Pro Forma Combined Balance Sheet

                                 March 31, 2004

                                                                                Parentech, Inc.      Source Atlantic, Inc.
                                                                                ---------------      -------------------
ASSETS

Current Assets

Cash and cash equivalents                                                           $    36,694         $     4,587
Loan receivable - related party                                                          50,000
Accounts receivable, net                                                                      0              80,351
Other assets                                                                              5,232              28,000

                                                                                    -----------         -----------
Total Current Assets                                                                     91,926             112,938
                                                                                    -----------         -----------

Property and Equipment, Net of Accumulated Depreciation , net                               239              30,978
                                                                                    -----------         -----------
                                                                                            239              30,978

Intangibles, net                                                                        623,028                  --
Software development costs                                                                               588,337.00
Goodwill                                                                                     --
Other assets                                                                             10,000
                                                                                    -----------         -----------
TOTAL ASSETS                                                                        $   725,193         $   732,253
                                                                                    ===========         ===========


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current Liabilities

Accounts payable and accrued expenses                                               $   498,889         $   388,790
Accrued interest payable                                                                128,705
Accrued payroll and related payables                                                     33,088
Line of credit                                                                                                1,380
Notes payable                                                                         1,267,113
                                                                                    -----------         -----------
Total Current Liabilities                                                             1,927,795             390,170
                                                                                    -----------         -----------

Royalty agreement payable, net of discount                                            1,662,558
Notes payable to shareholders                                                                               264,168

Stockholders' Equity (Deficiency)

Series A convertible preferred stock, $.000001 par value; 5,000,000 shares
authorized, 0 shares issued and outstanding                                                  --
Series A cumulative convertible preferred stock, $.002 par value; 8%
cumulative, 10,000,000 shares authorized, 252,000 shares issued and outstanding              --
Series B convertible preferred stock, $.000001 par value, 5,500,000
shares authorized, 0 shares issued and outstanding                                           --
Common Stock - ($0.001 Par Value; 100,000,000 shares authorized;
43,397,293 for Parentech and 2,066,666 for Source Atlanticshares
issued and outstanding)                                                                  43,397               2,067
Additional Paid in Capital                                                            2,368,417             873,058
Deficit accumulated during development stage                                         (5,276,974)           (798,085)
Preferred Stock - $0.001 par value, 5,000,000 shares authorized;
875,000 shares issued and outstanding                                                                           875
                                                                                    -----------         -----------
Total Stockholders' Equity (Deficiency)                                              (2,865,160)             77,915
                                                                                    -----------         -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)                             $   725,193         $   732,253
                                                                                    ===========         ===========


                                                                                                 Pro Forma Adjustments
                                                                                    ------------------------------------------------
                                                                                       DR               CR            ProForma

ASSETS

Current Assets

Cash and cash equivalents                                                           $                $              $     41,281
Loan receivable - related party                                                                           50,000              --
Accounts receivable, net                                                                                                  80,351
Other assets                                                                                                              33,232
                                                                                                                     -----------
                                                                                    -----------      -----------     -----------
Total Current Assets                                                                         --           50,000         154,864
                                                                                    -----------      -----------     -----------

Property and Equipment, Net of Accumulated Depreciation , net                                                             31,217
                                                                                    -----------      -----------     -----------
                                                                                             --               --          31,217

Intangibles, net                                                                                                         623,028
Software development costs                                                                                               588,337
Goodwill                                                                                                                      --
Other assets                                                                                                              10,000
                                                                                    -----------      -----------     -----------
TOTAL ASSETS                                                                        $        --      $    50,000     $ 1,407,446
                                                                                    ===========      ===========     ===========


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current Liabilities

Accounts payable and accrued expenses                                               $                $               $   887,679
Accrued interest payable                                                                                                 128,705
Accrued payroll and related payables                                                                                      33,088
Line of credit                                                                                                             1,380
Notes payable                                                                         1,267,113               --
                                                                                    -----------      -----------     -----------
Total Current Liabilities                                                             1,267,113               --       1,050,852
                                                                                    -----------      -----------     -----------
Royalty agreement payable, net of discount                                                                             1,662,558
Notes payable to shareholders                                                            50,000                          214,168

Stockholders' Equity (Deficiency)

Series A convertible preferred stock, $.000001 par value; 5,000,000 shares
authorized, 0 shares issued and outstanding                                                                                   --
Series A cumulative convertible preferred stock, $.002 par value; 8%
cumulative, 10,000,000 shares authorized, 252,000 shares issued and outstanding                                               --
Series B convertible preferred stock, $.000001 par value, 5,500,000
shares authorized, 0 shares issued and outstanding                                                                            --
Common Stock - ($0.001 Par Value; 100,000,000 shares authorized;
43,397,293 for Parentech and 2,066,666 for Source Atlanticshares
issued and outstanding)                                                                  43,876              217           1,805
Additional Paid in Capital                                                                             1,310,772       4,552,247
Deficit accumulated during development stage                                                                          (6,075,059)
Preferred Stock - $0.001 par value, 5,000,000 shares authorized;                                                              --
875,000 shares issued and outstanding                                                                                        875
                                                                                    -----------      -----------     -----------
Total Stockholders' Equity (Deficiency)                                                  43,876        1,310,989      (1,520,132)
                                                                                    -----------      -----------     -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)                             $ 1,310,989      $ 1,310,989     $ 1,407,446
                                                                                    ===========      ===========     ===========

                                 Parentech, Inc.

              Unaudited Pro Forma Combined Statements of Operations

                    For the Three Months Ended March 31, 2004

                                                                            Parentech, Inc.       Source Atlantic, Inc.
                                                                         -------------------      ---------------------

Revenues                                                                  $          --               $    249,027
                                                                          -------------               ------------
Cost of Goods sold                                                                   --                         --
                                                                          -------------               ------------
        GROSS PROFIT                                                                 --                    249,027
                                                                          -------------               ------------


Operating expenses:

   General and administrative                                                    56,144                    349,099
   Research and Development                                                       7,031                         --
   Depreciation and amortization                                                 36,291                     43,551
                                                                          -------------               ------------
     TOTAL EXPENSES                                                              99,466                    392,650
                                                                          -------------               ------------

Operating loss                                                                  (99,466)                  (143,623)

Other income (expense):

   Amortiztion of royalty agreement discount                                    (34,285)
   Interest expense                                                             (21,219)                      (963)
                                                                          -------------               ------------
      TOTAL OTHER EXPENSE                                                       (55,504)                      (963)
                                                                          -------------               ------------

Net loss before income taxes                                                   (154,970)                  (144,586)

Income taxes                                                                         --                         --
                                                                          -------------               ------------

NET LOSS                                                                  $    (154,970)              $   (144,586)
                                                                          =============               ============


BASIC AND DILUTED NET LOSS PER SHARE                                      $       (0.71)              $        n/a
                                                                          =============               ============

Basic and diluted weighted average common shares outstanding                    216,986                        n/a
                                                                          =============               ============

                                                                                            Pro Forma Adjustments

                                                                          ---------------------------------------------------------
                                                                              DR                   CR                   ProForma



Revenues                                                                                                             $     249,027
                                                                          -----------------    -----------------     ---------------
Cost of Goods sold

        GROSS PROFIT                                                                     --                   --           249,027
                                                                          -----------------    -----------------     ---------------

Operating expenses:

   General and administrative                                                                                               405,243
   Research and Development                                                                                                   7,031
   Depreciation and amortization                                                                                             79,842
                                                                          -----------------    -----------------     ---------------
     TOTAL EXPENSES                                                                      --                   --            492,116
                                                                          -----------------    -----------------     ---------------

Operating loss                                                                           --                   --           (243,089)

Other income (expense):

   Amortiztion of royalty agreement discount                                                                                (34,285)
   Interest expense                                                                                                         (22,182)
                                                                          -----------------    -----------------     --------------
      TOTAL OTHER EXPENSE                                                                --                   --            (56,467)
                                                                          -----------------    -----------------     --------------

Net loss before income taxes                                                             -                    -            (299,556)

Income taxes                                                                             --                   --                --
                                                                          -----------------    -----------------     --------------

NET LOSS                                                                                 --                   --           (299,556)
                                                                          =================    =================     ==============


BASIC AND DILUTED NET LOSS PER SHARE                                                                               $          (0.17)


Basic and diluted weighted average common shares outstanding                                                              1,804,587
                                                                                                                      =============

                                 Parentech, Inc.

              Unaudited Pro Forma Combined Statements of Operations

                  For the Twelve Months Ended December 31, 2003

                                                                      Parentech, Inc.         Source Atlantic, Inc.
                                                                   ----------------------    ----------------------

Revenues                                                           $          58,393          $        1,322,151
                                                                   ------------------         ------------------
Cost of Goods sold                                                            50,051                          --
                                                                   ------------------
        GROSS PROFIT                                                           8,342                   1,322,151
                                                                   ------------------         ------------------


Operating expenses:

   General and administrative                                                346,985                   1,173,378
   Research and Development                                                   89,792                          --
   Depreciation and amortization                                             145,164                    173,500
   Gain on extinguishment of debt                                           (204,308)
                                                                   ------------------         ------------------
     TOTAL EXPENSES                                                          377,633                   1,346,878
                                                                   ------------------         ------------------

Operating loss                                                              (369,291)                    (24,727)

Other income (expense):

   Amortiztion of royalty agreement discount                                (137,140)
   Interest expense                                                          (68,590)                    (14,477)
   Interest and other income                                                      81
                                                                   ------------------         ------------------
      TOTAL OTHER EXPENSE                                                   (205,649)                    (14,477)
                                                                   ------------------         ------------------

Net loss before income taxes                                                (574,940)                    (39,204)

Income taxes                                                                     800                         --
                                                                   ------------------         ------------------

NET LOSS                                                           $        (575,740)         $          (39,204)
                                                                   ==================         ==================


BASIC AND DILUTED NET LOSS PER SHARE                               $           (2.65)         $             n/a
                                                                   ==================         ==================

Basic and diluted weighted average common shares outstanding                 216,986                        n/a
                                                                   ==================         ==================

                                                                                        Pro Forma Adjustments

                                                                     ---------------------------------------------------------------
                                                                            DR                  CR                    ProForma



Revenues                                                                                                       $          1,380,544
                                                                     -----------------   -----------------     ---------------------
Cost of Goods sold

        GROSS PROFIT                                                               --                  --                 1,380,544
                                                                     -----------------   -----------------     ---------------------


Operating expenses:

   General and administrative                                                                                             1,520,363
   Research and Development                                                                                                  89,792
   Depreciation and amortization
   Gain on extinguishment of debt                                                                                          (204,308)
                                                                     -----------------   -----------------     ---------------------
     TOTAL EXPENSES                                                                --                  --                 1,405,847
                                                                     -----------------   -----------------     ---------------------

Operating loss                                                                     --                  --                   (25,303)

Other income (expense):

   Amortiztion of royalty agreement discount                                                                               (137,140)
   Interest expense
   Interest and other income                                                                                                     81
                                                                     -----------------   -----------------     ---------------------
      TOTAL OTHER EXPENSE                                                           --                  --                 (137,059)
                                                                     -----------------   -----------------     ---------------------

Net loss before income taxes                                                        --                  --                 (162,362)

Income taxes                                                                        --                  --                       --
                                                                     -----------------   -----------------     ---------------------

NET LOSS                                                                            --                  --                 (162,362)
                                                                     =================   =================     =====================


BASIC AND DILUTED NET LOSS PER SHARE                                                                           $              (0.09)
                                                                                                               =====================

Basic and diluted weighted average common shares outstanding                                                               1,804,587
                                                                                                               =====================


                                 Parentech, Inc.

                         Unaudited Pro Forma Adjustments


                                                                                      DR               CR
                                                                                      --               --
                                    1

Notes payable to shareholders                                                        50,000
Loan receivable - related party                                                                       50,000



                                    2

Common Stock                                                                         43,876
   Additional Paid in Capital                                                                         43,876

Adjust for 1 for 200

                                    3

Notes Payable                                                                     1,267,113
   Common Stock                                                                                          217
   Additional Paid in Capital                                                                      1,266,896


Conversion of notes payable into shares of 216,986 of common shares

                      PARENTECH, INC / SOURCE ATLANTIC, INC

                   Notes to the Pro Forma combined statements

NOTE A - MERGER CONTINGENCIES


      The merger will be completed until all of the conditions to completion of the merger are satisfied or waived. The obligations to complete the merger depends on the satisfaction or waiver of a number of conditions, including, but not limited to, the following:

     o All governmental consents, orders and approvals required for the consummation of the merger shall have been obtained, and applicable waiting periods shall have expired.

     o No statute, rule, regulation, judgment, order or injunction shall have been issued by any governmental entity which prohibits, restrains or makes illegal the consummation of the merger.

     o The representations and warranties of all parties set forth in the merger agreement shall be true and correct in all material respects.

     o All parties shall have performed and complied with all of its covenants and agreements in the merger agreement in all material respects.

     o As an additional agreement with Source Atlantic, Inc., Parentech, Inc. agreed that Parentech, Inc. shall obtain not less than $150,000 in additional financing immediately and within 90 days from May 13, 2004, we shall obtain not less than an additional $1.5 million in additional financing from private investors.

     o As an additional agreement with Source Atlantic, Inc., Parentech, Inc. agreed to consummate a 1-for-200 reverse stock split.

     o As an additional agreement with Source Atlantic, Inc., Parentech, Inc. agreed to convert $1,637,570 of debt into an aggregate amount of Parentech, Inc. Common Stock such that the holders of such debt own 50% of the issued and outstanding shares of Parentech, Inc. common stock prior to the Effective Time of the merger. As a consequence, at the Effective Time of the merger, Parentech, Inc. agreed and anticipates that Parentech, Inc.'s total debt shall be no greater than $150,000 not inclusive of obligations to Scott Landow, President, who agrees not to hold Source Atlantic, Inc. liable for any obligations owned to him by Parentech, Inc.

     o As an additional agreement with Source Atlantic, Inc., Parentech, Inc. agreed to authorize the issuance of 1,550,000 shares of the Parentech, Inc.'s preferred stock, such shares of preferred stock to have a conversion right of one share of preferred stock to be converted into one share of common stock (the "Convertible Preferred Stock") such that 550,000 shares of Convertible Preferred Stock may be converted to common stock immediately, 500,000 shares of Convertible Preferred Stock may be converted to Parentech, Inc.'s our common stock up to 24 month earnings benchmark established by Parentech, Inc. intended to be $1,000,000 NAT, and 500,000 shares of Convertible Preferred Stock may be converted to Parentech, Inc. common stock up to 36 months after achieving the $1,000,000 NAT earnings benchmark established by us intended to be $2,600,000 NAT. NAT mean Net After Taxes.

     o As an additional agreement with Source Atlantic, Inc., Parentech, Inc. agreed offer up to Four Hundred and Thirty Three Thousand and Nine Hundred and Seventy Three (433,973) Warrants to Purchase our Common Stock to certain of Parentech, Inc.'s our stockholders (the "Warrants") to, among other things, purchase shares of Parentech, Inc. common stock at $25.00 per share in consideration for such stockholder's execution of a lock-up agreement. The Warrants shall be subject to a "put" provision such that the Warrant can be "put" back to Parentech, Inc. after one (1) quarter and one day following the Effective Time. This "put" provision obligates Parentech, Inc. to spin off Parentech, Inc.'s assets and operations as they exist currently into another entity and transfer ninety percent (90%) ownership to the holders of the Warrants. As a consequence, exercising the put provision, Parentech, Inc. would retain the assets and liabilities in Source Atlantic, Inc. and the spun off entity would receive Parentech, Inc.'s assets and operations in the form they existed prior to the merger; accordingly, both entities would be viable operating entities with ongoing businesses.

      If any of these conditions are not satisfied or waived, the merger may not occur. If any of the conditions are waived, the consequence of such waiver would have a material effect on the financial condition, changes in financial condition, and results of operations of Parentech, Inc. following the merger.

                              FINANCIAL STATEMENTS

                              SOURCE ATLANTIC, INC.

                                Table of Contents

Report of Independent Certified Public Accountants....................F - 2

Balance Sheets as of December 31, 2003 and 2002.......................F - 3

Statements of Operations..............................................F - 4

Statements of Changes in Shareholders' Deficit........................F - 5

Statements of Cash Flows..............................................F - 6

Notes to Financial Statements.........................................F - 7 - 15

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the shareholders and board of directors
Source Atlantic, Inc.

We have audited the accompanying balance sheets of Source Atlantic, Inc. (a Delaware corporation) as of December 31, 2003 and 2002, and the related statements of operations, changes in shareholders' deficit and cash flows for the years ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Source Atlantic, Inc. as of December 31, 2003 and 2002, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

JEWETT, SCHWARTZ & ASSOCIATES
HOLLYWOOD, Florida
May 15, 2004

                              SOURCE ATLANTIC, INC.

                                 BALANCE SHEETS

                                                                  March 31, 2004           December 31
                                                                                   --------------------------
                                                                    (Unaudited)       2003            2002
                                                                 ---------------   ----------    -----------
ASSETS

Current Assets

Cash and cash equivalents                                            $   4,587      $      --      $   6,319
Accounts receivable, net                                                80,351         92,844        339,801
Other receivables                                                       28,000         28,000             --
                                                                     ---------      ---------      ---------

Total Current Assets                                                   112,938        120,844        346,120

Property and Equipment, net                                             30,978         35,353         52,853

Software Development Costs,net                                         588,337        627,512        474,023

                                                                     ---------      ---------      ---------
TOTAL ASSETS                                                         $ 732,253      $ 783,709      $ 872,996
                                                                     =========      =========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities

Accounts payable and accrued expenses                                $ 388,790      $ 341,885      $ 278,865
Cash overdraft                                                               0          1,233             --
Lines of credit                                                          1,380          1,423         70,553
Due to related parties                                                      --             --         32,706
                                                                     ---------      ---------      ---------
Total Current Liabilities                                              390,170        344,541        382,124
                                                                     ---------      ---------      ---------

Notes Payable to Shareholders                                          264,168        216,667        229,167

Stockholders' Equity (Deficiency)

Preferred stock - ($.001 par value; 5,000,000 shares authorized,
875,000 shares issued and outstanding)                                     875            875            875
Common stock - ($0.001 par value; 10,000,000 shares authorized;
2,066,666 shares issued and outstanding)                                 2,067          2,067          2,067
Additional paid-in capital                                             873,058        873,058        873,058
Accumulated deficit                                                   (798,085)      (653,499)      (614,295)
                                                                     ---------      ---------      ---------
Total Stockholders' Equity                                              77,915        222,501        261,705
                                                                     ---------      ---------      ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           $ 732,253      $ 783,709      $ 872,996
                                                                     =========      =========      =========



   The accompanying notes are an integral part of these financial statements.

                              SOURCE ATLANTIC, INC.

                            STATEMENTS OF OPERATIONS

                                         (Unaudited)

                                    Three Months Ended March 31          Years Ended December 31,
                                  ------------------------------       ----------------------------

                                      2004            2003                 2003             2002
                                  -----------      -----------         ----------       -----------
REVENUES:

Consulting income                 $   249,027      $   351,329         $ 1,322,151      $ 1,176,085
                                  -----------      -----------         -----------      -----------

EXPENSES:

Payroll and benefits                  173,230          135,184             582,939          773,042
General and administrative            120,215           65,827             214,141          385,746
Outside services                       43,881           54,390             294,694          155,862
Rent                                    9,315           13,196              57,716           67,684
Depreciation and amortization          43,551           29,076             173,500           26,481
Bad debt expense                           --            4,000              15,879           35,000
Interest                                  963            6,161              14,477           16,090
Sales and marketing                     2,458            1,840               8,009           13,369
                                  -----------      -----------         -----------      -----------
TOTAL EXPENSES                        393,613          309,674           1,361,355        1,473,274
                                  -----------      -----------         -----------      -----------

NET LOSS                          $  (144,586)     $    41,655         $   (39,204)     $  (297,189)
                                  ===========      ===========         ===========      ===========


The accompanying notes are an integral part of these financial statements.

                              SOURCE ATLANTIC, INC.

                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

                     Years Ended December 31, 2003 and 2002


                                  Preferred Stock              Common Stock           Additional
                                --------------------     ------------------------       Paid-in        Accumulated
                                 Shares      Amount       Shares         Amount         Capital          Deficit          Total
                                ---------  ---------     ----------   ------------    ------------    -------------    ----------



Balance at January 1, 2001        775,000     $ 775        2,066,666       $ 2,067      $  773,158    $  (317,106)     $ 458,894

Issuance of preferred stock       100,000       100                -             -          99,900              -        100,000

Net loss                                -         -                -             -               -       (297,189)      (297,189)

                                ---------  ---------     -----------  ------------    ------------    -----------      ---------

Balance at December 31, 2002      875,000       875       2,066,666          2,067         873,058       (614,295)       261,705

Net loss                                                                                                  (39,204)       (39,204)

                                ---------  ---------     -----------  ------------    ------------    -----------     ----------

Balance at December 31, 2003      875,000     $ 875        2,066,666       $ 2,067       $ 873,058    $  (653,499)     $ 222,501

       Unaudited
-------------------------

   Net loss - three
months ended March 31, 2004                                                                              (144,586)      (144,586)
                                ---------  ---------     -----------  ------------    ------------    -----------      ---------

Balance at March 31, 2004         875,000     $ 875        2,066,666       $ 2,067       $ 873,058    $  (798,085)     $   77,915
                                =========  =========     ===========  ============    ============    ===========      ==========



The accompanying notes are an integral part of these financial statements.

                         SOURCE ATLANTIC, INC.

                        STATEMENTS OF CASH FLOWS


                                                                         (Unaudited)
                                                                   Three Months Ended March 31       Years Ended December 31,
                                                                -------------------------------   -----------------------------
                                                                      2004            2003              2003           2002
                                                                --------------   --------------   -------------   -------------

Cash Flows From Operating Activities:

   Net income                                                     $ (144,586)        $ 41,655       $ (39,204)     $ (297,189)
   Adjustments to reconcile net income to net
      cash provided by operating activities:
         Depreciation and amortization                                43,550           29,076         173,500          26,481
         Provision for doubtful accounts                                   -            4,000          15,879          35,000

   Changes in Operating Assets and Liabilities:

         Decrease (increase) in accounts receivable                   12,493          (45,430)        231,079         (65,195)
         Increase in other receivables                                     -                -         (28,000)              -
         Increase in cash overdraft                                   (1,233)         (12,022)          1,233               -
         Increase in accounts payable and accrued expenses            46,905           (5,121)         63,019         129,443
                                                                -------------    -------------    ------------    ------------
           Net cash provided by operating activities                 (42,871)          12,158         417,506        (171,460)
                                                                -------------    -------------    ------------    ------------

Cash Flows from Investing Activities:

   Software development costs                                              -          (20,000)       (309,489)       (101,120)
   Purchase of furniture and equipment                                     -                -               -         (18,004)
                                                                -------------    -------------    ------------    ------------
            Net cash used for investing activities                         -          (20,000)       (309,489)       (119,124)
                                                                -------------    -------------    ------------    ------------

Cash Flows from Financing Activities:

   Repayments of amounts due to related parties                       50,000           (2,000)        (32,706)        (10,218)
   Proceeds (repayments) of notes payable to shareholders             (2,500)         (12,500)        (12,500)        179,167
   Capital contributions                                                   -           20,000               -         100,000
   Net repayments on lines of credit                                     (43)             (21)        (69,130)        (16,624)
                                                                -------------    -------------    ------------    ------------
            Net cash provided by financing activities                 47,457            5,479        (114,336)        252,325
                                                                -------------    -------------    ------------    ------------

Net Decrease in Cash                                                   4,586           (2,363)         (6,319)        (38,259)

Cash, Beginning of Year                                                    -            6,319           6,319          44,578

                                                                -------------    -------------    ------------    ------------
Cash, End of Year                                                    $ 4,587          $ 3,956             $ -         $ 6,319
                                                                =============    =============    ============    ============

Supplemental Disclosures:

  Cash paid for interest                                               $ 963          $ 6,161        $ 14,477          16,090
                                                                =============    =============    ============    ============



The accompanying notes are an integral part of these financial statements.

                              SOURCE ATLANTIC, INC

                        Notes to the Financial Statements

                 For the years ended December 31, 2003 and 2002


NOTE A - DESCRIPTION OF THE BUSINESS

Source Atlantic, Inc., (a Delaware Corporation) (hereinafter referred to as the "Company" or "Source") was incorporated in 2001 for the purpose of providing consulting services to hospitals focused on the procurement of capital equipment. Such services are provided through the use and licensing of proprietary software, as well as, providing logistics, planning and coordinating services. The Company's customers are located in various parts of the United States with a primary concentration in the New England area.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and amounts due from banks with original maturities of three months or less.

Fair Value of Financial Instruments

The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximate fair market value because of the short maturity of those instruments. Notes payable approximate fair value.

Accounts Receivable

The Company performs ongoing credit evaluations of customers, and generally does not require collateral. Allowances are maintained for potential credit losses and returns and such losses have been within management's expectations.

Credit Risk

It is the Company's practice to place its cash equivalents in high quality money market securities with one major banking institution. Certain amounts of such funds are not insured by the Federal Deposit Insurance Corporation. However, the Company considers its credit risk associated with cash and cash equivalents to be minimal. During 2003 and 2002, the Company had sales to two customers that totaled an aggregate of 65% and 62% of gross revenues, respectively.

                              SOURCE ATLANTIC, INC

                        Notes to the Financial Statements

                 For the years ended December 31, 2003 and 2002

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Property and Equipment

Equipment is recorded at cost and depreciated using accelerated methods, over the estimated useful life of the asset, which is seven years. Maintenance and repairs are charged to expense as incurred. Major replacements and improvements are capitalized.

Software Development Costs

SFAS No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed," requires capitalization of software development costs incurred subsequent to establishment of technological feasibility and prior to the availability of the product for general release to customers. In 2003 and 2002 the Company capitalized approximately $309,000 and $101,000 respectively, which primarily including personnel and consulting costs. Systematic amortization of capitalized costs begins when a product is available for general release to customers and is computed on a product-by-product basis at a rate not less than straight-line basis over the product's remaining estimated economic life. Amortization of software development costs in 2003 was $150,000. No amortization expense was incurred in 2002. Amortization of software development costs for the three months ended March 31, 2004 and 2003 was $39,000 and $25,000, respectively (unaudited).

Management continually evaluates the net realizable value of software costs capitalized by comparing estimated future gross revenues reduced by the estimated future costs of completing, disposing and maintaining the software. These costs also include the costs of performing maintenance and customer support required by the Company.

Preferred Stock

The Company has authorized 5,000,000 shares of preferred stock, with such designations, rights, preferences, privileges and restrictions to be determined by the Company's Board of Directors. As of December 31, 2003, 875,000 shares of preferred stock were issued and outstanding.

                              SOURCE ATLANTIC, INC

                        Notes to the Financial Statements

                 For the years ended December 31, 2003 and 2002

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Income Taxes

The Company uses the asset and liability method of accounting for income taxes as required by SFAS No. 109 "Accounting for Income Taxes". SFAS No. 109 requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of certain assets and liabilities. Since its inception, the Company has incurred net operating losses. Accordingly, no provision has been made for income taxes.

Revenue Recognition

Revenues are recognized from consulting services provided under contractual arrangements that are billed based on chargeable hours incurred on behalf of a customer or services billed on a fixed fee basis for licensing and support fees provided to the Company's customers. Such revenues are recognized when the services are rendered and billed based on the respective contractual arrangements. Accordingly, the Company recognizes has adopted Securities and Exchange Commission's Staff Accounting Bulletin ("SAB") No. 101, which provides guidance on the recognition, presentation and disclosure of revenue in financial statements.

Advertising

The Company expenses advertising costs as incurred. Advertising expense was approximately $8,000 and $13,000, for the years ended December 31, 2003 and 2002, respectively. Advertising expense was approximately $2,000 for both quarters ended March 31, 2004 and 2003, respectively (unaudited).

Research and Development Costs

Generally accepted accounting principles state that costs that provide no discernible future benefits, or allocating costs on the basis of association with revenues or among several accounting periods that serve no useful purpose, should be charged to expense in the period occurred. SFAS No. 2 "Accounting for Research and Development Costs" requires that certain costs be charged to current operations including, but not limited to: salaries and benefits; contract labor; consulting and professional fees; depreciation; repairs and maintenance on operational assets used in the production of prototypes; testing and modifying product and service capabilities and design; and, other similar costs. The Company had $0.00 and $89,000 of research and development costs for the years ended December 31, 2003 and 2002, respectively. The Company had research and development costs of $0.00 and $49,000 for the quarters ended March 31, 2004 and 2003, respectively (unaudited).

                              SOURCE ATLANTIC, INC

                        Notes to the Financial Statements

                 For the years ended December 31, 2003 and 2002

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Stock-Based Compensation:

The Company accounts for stock options issued to employees in accordance with the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. As such, compensation cost is measured on the date of grant as the excess of the current market price of the underlying stock over the exercise price. Such compensation amounts are amortized over the respective vesting periods of the option grant. The Company adopted the disclosure provisions of SFAS No. 123 "Accounting for Stock-Based Compensation," and SFAS No. 148 "Accounting for Stock Based Compensation - Transition and Disclosure," which permits entities to provide pro forma net income (loss) and pro forma earnings (loss) per share disclosures for employee stock option grants as if the fair-valued based method defined in SFAS No. 123 had been applied.

The Company accounts for stock options or warrants issued to non-employees for goods or services in accordance with the fair value method of SFAS 123. Under this method, the Company records an expense equal to the fair value of the options or warrants issued. The fair value is computed using an options pricing model.

Earnings (Loss) Per Share

Basic net income (loss) per common share is computed using the weighted average number of common shares outstanding during the periods. Diluted net income
(loss) per share is computed using the weighted average number of common and dilutive common equivalent shares outstanding during the period.

Recent Accounting Pronouncements:

The Financial Accounting Standards Board has recently issued several new accounting pronouncements which may apply to the Company.

Statement No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections," updates, clarifies, and simplifies existing accounting pronouncements. Statement No. 145 rescinds Statement 4, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in Opinion 30 will now be used to classify those gains and losses. Statement 64 amended Statement 4, and is no longer necessary because Statement 4 has been rescinded. Statement 44 was issued to establish accounting requirements for the effects of transition to the provisions of the motor Carrier Act of 1980. Because the transaction has been completed, Statement 44 is no longer necessary. Statement 145 amends Statement 13 to require that certain lease modifications that have economic effects

                              SOURCE ATLANTIC, INC

                        Notes to the Financial Statements

                 For the years ended December 31, 2003 and 2002

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

similar to sale-leaseback transactions be accounted for in the same manner as sale-leaseback transactions. This amendment is consistent with FASB's goal requiring similar accounting treatment for transaction that have similar economic effects. This statement is effective for fiscal years beginning after May 15, 2002. The adoption of SFAS No. 145 is not expected to have a material impact on the Company's financial position, results of operations or liquidity.

Statement No. 146, "Accounting for Exit or Disposal Activities" ("SFAS 146") addresses the recognition, measurement, and reporting of cost that are associated with exit and disposal activities that are currently accounted for pursuant to the guidelines set forth in EITF 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to exit an Activity (including Certain Cost Incurred in a Restructuring)," cost related to terminating a contract that is not a capital lease and one-time benefit arrangements received by employees who are involuntarily terminated - nullifying the guidance under EITF 94-3. Under SFAS 146, the cost associated with an exit or disposal activity is recognized in the periods in which it is incurred rather than at the date the Company committed to the exit plan. This statement is effective for exit or disposal activities initiated after December 31, 2002 with earlier application encouraged. The adoption of SFAS 146 is not expected to have a material impact on the Company's financial position, results of operations or liquidity.

Statement No. 148, "Accounting for Stock-Based Compensation--Transition and Disclosure", amends FASB Statement No. 123, "Accounting for Stock-Based Compensation." In response to a growing number of companies announcing plans to record expenses for the fair value of stock options, Statement 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, Statement 148 amends the disclosure requirements of Statement 123 to require more prominent and more frequent disclosures in financial statements about the effects of stock-based compensation. The Statement also improves the timeliness of those disclosures by requiring that this information be included in interim as well as annual financial statements. In the past, companies were required to make pro forma disclosures only in annual financial statements. The transition guidance and annual disclosure provisions of Statement 148 are effective for fiscal years ending after December 15, 2002, with earlier application permitted in certain circumstances. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002. The Company adopted the disclosure provisions of Statement 148 for the year ended December 31, 2002, but will continue to use the method under APB 25 in accounting for stock options. The adoption of the disclosure provisions of Statement 148 did not have a material impact on the Company's financial position, results of operations or liquidity.

                              SOURCE ATLANTIC, INC

                        Notes to the Financial Statements

                 For the years ended December 31, 2003 and 2002

NOTE C - PROPERTY AND EQUIPMENT, net

Property and Equipment consists of the following at December 31:


                                 2003         2002      March 31, 2004  March 31, 2003
                                                         (unaudited)     (unaudited)
                               ----------   ---------   ------------    ------------
       Equipment               $   90,826   $  90,826     $  90,826       $  90,826
          Less: accumulated
       depreciation

                                  (55,474)    (37,974)       (59,849)       (42,349)
                               ----------   ---------   ------------    -----------

                               $   35,352   $  52,852    $    30,977      $  48,477
                               ==========   =========   ============    ===========

NOTE D - LOANS PAYABLE TO RELATED PARTIES

During 2002, certain employees of the Company advanced funds to the Company as non-interest bearing loans to fund immediate working capital requirements. The loans were repaid in 2003. No additional funds were advanced to the Company.

NOTE E - NOTES PAYABLE TO SHAREHOLDERS

The Company has non-interest bearing unsecured notes payable to certain shareholders. The notes will be due on demand on January 1, 2005.

NOTE F - SHAREHOLDERS' EQUITY

Equity Incentive Plan:

The Company has elected to follow Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for its stock-based compensation. In addition, the Company provides pro forma disclosure of stock-based compensation, as measured under the fair value requirements of SFAS No. 123, Accounting for Stock-Based Compensation. These pro forma disclosures are provided as required under SFAS No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure.

APB No. 25 requires no recognition of compensation expense for most of the stock-based compensation arrangements provided by the Company, namely, broad-based employee stock purchase plans and option grants where the exercise price is equal to the market value at the date of grant. However APB No. 25 requires recognition of compensation expense for variable award plans over the vesting periods of such plans, based upon the then-current market values of the underlying stock. In contrast, SFAS No. 123 requires recognition of compensation expense for grants of stock, stock options, and other equity instruments over the vesting periods of such grants, based on the estimated grant-date fair market values of those grants.

                              SOURCE ATLANTIC, INC

                        Notes to the Financial Statements

                 For the years ended December 31, 2003 and 2002

NOTE F - SHAREHOLDERS' EQUITY- Continued

In 2002, the Company has adopted the "2002 Equity Incentive Plan". Under this plan, stock options may be granted at the discretion of management to Employees, Directors and Consultants of the Company. Such options vest at 25% on the first anniversary of the Vesting Commencement Date and 1/36th of the shares vest monthly thereafter over the following 3 years. Options generally are granted at fair market value at the date of grant, are exercisable upon vesting and expire 10 years after the date of grant. The plan permits the issuance of either incentive stock options or non-qualified stock options. Under this plan the Company has reserved 3,000,000 shares of common stock.

At December 31, 2003, the Company has outstanding 297,000 options with an exercise price based on 10% of the first trade of shares on a public company stock exchange. These options did not have a fair market value on their respective grant dates. Additionally, as of December 31, 2003 no options are exercisable and the respective exercise price cannot be determined. Accordingly, these options do not have an effect on pro forma net earnings.

A summary of the options in Source Atlantic, Inc. issued to employees and consultants at December 31, 2003 is presented below:

                                               Number of Options
                                               -------------------
     Stock Options

     Balance at January 1, 2002                            222,000
     Granted                                                75,000
     Exercised                                                   -
     Forfeited                                                   -
                                               -------------------

     Balance at December 31, 2002                          297,000
     Granted                                                     -
     Exercised                                                   -
     Forfeited                                                   -
                                               -------------------

     Balance at December 31, 2003                          297,000
                                               ===================

     Options exercisable at December 31, 2003                 None

                              SOURCE ATLANTIC, INC

                        Notes to the Financial Statements

                 For the years ended December 31, 2003 and 2002

NOTE G - INCOME TAXES

The financial statements reflect a benefit of approximately $240,000 as of December 31, 2003 arising from net operating loss carryforwards that expire between the years 2021 and 2023. A valuation allowance of the same amount has been established, since the Company does not have the revenue history to support the future recognition of the deferred tax asset as well as potential limitations on net operating losses further described below.

No provision for income taxes has been recognized in 2003 and 2002, because a valuation allowance of $16,000 and $120,000, offsetting the related benefit, was recognized.

Utilization of the net operating loss carry-forwards may be subject to a substantial annual limitation due to ownership change limitations provided by the Internal Revenue Code. The annual limitation may result in the expiration of net operating loss carry-forwards before utilization.

NOTE H - COMMITMENTS AND CONTINGENCIES

The Company leases it corporate office space under a non-cancelable operating lease. The lease term, expires in April 2006 and includes payments for common area maintenance, real estate and sales taxes. The lease is personally guaranteed by the Company's president. The minimum lease commitment, for the non-cancelable operating lease, for the subsequent years are summarized as follows:

                2004                $          57,000
                2005                           58,000
                2006                           20,000
                                       ---------------
                                    $         135,000
                                       ===============

The Company has incurred approximately $58,000 and $67,000 of rent expense under this lease through December 31, 2003 and 2002, respectively. The Company has incurred approximately $9,000 and $13,000 of rent expense under this lease through March 31, 2004 and 2003, respectively (unaudited).

NOTE I - PROFIT SHARING PLAN

The Company has a 401(k) profit sharing plan covering all employees meeting certain minimum length of service and age requirements. No contributions have been made to this plan during 2003 and 2002, respectively.

                              SOURCE ATLANTIC, INC

                        Notes to the Financial Statements

                 For the years ended December 31, 2003 and 2002

NOTE J - MATERIAL CONTRACTS AND AGREEMENTS

The Company has an agreement with an application service provider that provides various application and hosting services to the Company in connection with the Company's proprietary software. This agreement is subject to certain terms and conditions whereby the Company and the provider acknowledges and grants to each other certain non-transferable, non-exclusive worldwide royalty-free license to use and modify the Customer Content of the Company solely in connection with the provision of the application services and any necessary activities related thereto and to sublicense the Customer Content as part of the Application Service Provided Content. The service provider acknowledges that the Company owns all the rights, title and interest in the Customer Content and the Customer Brand Features, all derivatives, enhancements and improvements thereof, and all Intellectual Property Rights therein. The agreement expires in May of 2006 subject to both the option to renew by both parties as well as early termination provisions. The Company paid fees to the service provider consisting of both software development and software maintenance in aggregate of approximately $200,000 during 2003. No amounts were paid under this agreement during 2002.

                                 JOSEPH I. EMAS
                                 ATTORNEY AT LAW
                             1224 Washington Avenue
                           Miami Beach, Florida 33139
                                 (305) 531-1174

July 19, 2004

VIA EDGAR AND FEDERAL EXPRESS

    RE:  Parentech, Inc.
         Preliminary Information Statement on Schedule 14C Filed May 14, 2004
         Attn: Marie A. Ross, Sondra L. Stokes, Edward M. Kelly, Mark S. Webb and Pamela A. Long

Enclosed are three clean and three redlined courtesy copies of Preliminary Information Statement on Schedule 14C and Annual Report on Form 10-KSB/A, for Parentech, Inc. 1

         General

         1. If applicable, comments on the PreR4C are comments on the 1 0-KSB and subsequent Exchange Act reports and vice versa.

WE HAVE NOTED THIS COMMENT AND WILL REVISE THE EXCHANGE ACT REPORTS ACCORDINGLY.

United States Securities
and Exchange Commission
July 16, 2004
Page 2


         2. Include in the proxy statement the financial information for Parentech, Inc. or Parentech required by Item 13 of Schedule 14A under the Exchange Act.

WE HAVE NOTED THIS COMMENT AND WILL INCLUDE THE FINANCIAL INFORMATION FOR PARENTECH, INC.

         3. Refer to prior comments 4, 7, and 11. Disclosures throughout the document remain inconsistent with disclosures in the agreement and plan of merger and reorganization attached as Exhibit B. For example, section 1.1 of the agreement and plan of merger and reorganization states that Source Atlantic Acquisition Corp. will be merged with and into Source Atlantic, Inc., the separate corporate existence of Source Atlantic Acquisition Corp. will cease, and Source Atlantic, Inc. will continue as the surviving corporation. Under "The Merger" and elsewhere such as "Recent Events--Agreement and Plan of Merger and Reorganization with Source Atlantic," the revised preliminary information statement states that Source Atlantic, Inc. will be merged with and into Source Atlantic Acquisition Corp., Source Atlantic Acquisition Corp. will be merged with and into Parentech, the separate corporate existence of Source Atlantic Acquisition Corp. will cease, and Parentech will continue as the surviving corporation. As requested previously, revise the information statement in its entirety so that its disclosure is consistent with the disclosures in the agreement and plan of merger and reorganization, including sections 1.1, 1.2, and 1.3.

WE HAVE NOTED THIS COMMENT AND HAVE REVISED THE DISCLOSURE ACCORDINGLY.

         Summary Term Sheet

         4. Clarify in this section's first sentence that the disclosure is a summary of the material terms of the reverse stock split and the merger agreement. Further, since a summary by its very nature does not and is not required to contain all the detailed information that is in the information statement, delete the "qualified in its entirety" language in this section's first paragraph. Further, the statement in this section's second paragraph that the summary "is not intended to summarize" is illogical. Revise.

WE HAVE NOTED THIS COMMENT AND HAVE REVISED THE DISCLOSURE ACCORDINGLY.

         Conditions to the Completion of the Merger

         5. Your disclosure indicates that you have an additional agreement with Source Atlantic, Inc. under which you must obtain within 90 days from May 13, 2004 no less than an additional $1.5 million in additional financing. Tell us with a view toward increasing disclosure in the proxy where you are on raising this additional financing.

WE HAVE NOTED THIS COMMENT AND HAVE REVISED THE DISCLOSURE ACCORDINGLY.

         6. Indicate the conversion rate at which you intend to convert debt to equity.

WE HAVE NOTED THIS COMMENT AND HAVE REVISED THE DISCLOSURE ACCORDINGLY.

         7. Since the agreed spin off is not pro rata, it will not comply with staff legal bulletin 4 and will require registration. Revise.

WE HAVE NOTED THIS COMMENT AND HAVE REVISED THE DISCLOSURE TO ELIMINATE THE REFERENCE TO STAFF LEGAL BULLETIN 4.

         8. Since the agreement would make Parentech a blank check company, identify the current affiliates of Parentech, state the amount of stock held by each affiliate, and indicate that the stock cannot be sold without a registration statement. See the Worm no action letter.

WE HAVE NOTED THIS COMMENT AND HAVE REVISED THE DISCLOSURE AS FOLLOWS:

                  As a consequence, exercising the put provision, we would retain the assets and liabilities in Source Atlantic, Inc. and the spun off entity would receive our assets and operations in the form they existed prior to the merger; accordingly, both entities would be viable operating entities with ongoing businesses.

United States Securities
and Exchange Commission
July 16, 2004
Page 3

AFTER THE SPIN OFF, PARENTECH WOULD CONTINUE TO HOLD THE ASSETS AND LIABILITIES AND OPERATE THE BUSINESS OF SOURCE ATLANTIC WHILE THE "SPIN OFF" VEHICLE WOULD HOLD THE ASSETS AND OPERATIONS OF THE CURRENT ENTITY (I.E. NATURE'S CRADLE) AND, THEREFORE, WOULD NOT BE A BLANK CHECK COMPANY.

         Current Information Regarding the Company

         9. Disclosure in this section is unclear, redundant, and inconsistent. For example, this section's first and third paragraphs are essentially identical. Further, although this section's fourth and fourteenth paragraphs state that Parentech purchased all of the outstanding shares of Cool Classic Incorporated on September 2, 1999, this section's fourteenth paragraph states that the purchase occurred on September 3, 1999. Revise this section in its entirety to make the disclosure clear and understandable.

WE HAVE NOTED THIS COMMENT AND HAVE REVISED THE DISCLOSURE ACCORDINGLY.

         10. Refer to prior comment 5 and this section's fifth through tenth paragraphs, including the table. The reason for presentation of this information, under "Acquisition of Cool Classics Incorporated" is unclear. Move this discussion of the securities sold by Parentech within the past three years without registration under the Securities Act so that it appears under a separate caption or heading elsewhere in the document.

WE HAVE NOTED THIS COMMENT AND HAVE REVISED THE DISCLOSURE ACCORDINGLY.

         Recent Events--Agreement and Plan of Merger and Reorganization with Source Atlantic

         11. We note your response and changes made for prior comment 8. Expand the disclosure to describe your accounting for the merger transaction. You should explain that your historical results of operations after the merger will be those of Source Atlantic. Also, balance sheet amounts will be reflected at their historical costs and, thus, no goodwill or other write up of assets will be recorded in the merger transaction. See guidance on reverse acquisitions in the Division of Corporation Finance's outline "Frequently Requested Accounting and Financial Reporting Interpretations and Guidance" that is available on the Commission's website at http:www.sec.gov/divisions/corpfin/guidance/cfactfaq.htm#P162
                  22074.

WE HAVE NOTED THIS COMMENT AND HAVE REVISED THE DISCLOSURE ACCORDINGLY.

United States Securities
and Exchange Commission
July 16, 2004
Page 4

         12. The purpose of the reference in this section's second paragraph to Coach Acquisition Sub, Inc. is unclean Revise or advise.

WE HAVE NOTED THIS COMMENT AND HAVE REVISED THE DISCLOSURE ACCORDINGLY.

         Discussion and Analysis of Financial Condition and Results of Operation of Source Atlantic

         13. The gross revenues, total expenses, and net loss paragraphs incorrectly state that there is a decrease in revenues from 2002 to 2003. Revise.

WE HAVE NOTED THIS COMMENT AND HAVE REVISED THE DISCLOSURE ACCORDINGLY.

         14. Expand the discussion of changes in gross revenues, total expenses, and net loss to include the prospects for future operations and address key variable and other qualitative and quantitative factors as required by Item 303(b)(l) of Regulation S-B. Also discuss any known trends or uncertainties for overall revenues that Source Atlantic reasonably expects will have a material favorable or unfavorable impact on future operations. The discussion should include information that does not clearly appear in the financial statements. Your discussion should not merely repeat numerical data contained in the financial statements or recite amounts that are readily computable from the financial statements.

WE HAVE NOTED THIS COMMENT AND HAVE REVISED THE DISCLOSURE TO INCLUDE THE
FOLLOWING:

                  With or without the completion of this Merger Source Atlantic will have and will continue to generate the revenue necessary to continue operations. Since the initial filing of the 14c Source Atlantic has successfully signed 3 multi-year agreements that bring consultative as well as technology commitments of up to $ 5 mm in Gross revenue over the next 36 months that will provide profitability of up to 30%. The commitments come from industry solid institutions domestically such as Brigham & Women's hospital and the Cardiovascular Research Foundation and Internationally with The Royal Orthopedic Hospital in the UK.

                  With Source Atlantic's business plans to expand into other expanding markets such as California and the South West, Source Atlantic management is confident that Source Atlantic will have the resources to continue the growth and support of the operation. Management of Source Atlantic has indicated that they have negotiated proposals and contracts that will support these regions well beyond a 12 month time frame.

United States Securities
and Exchange Commission
July 16, 2004
Page 5

         15. Liquidity generally should be discussed on both a long term and short term basis. Thus, the discussion of the sufficiency of your resources to satisfy ongoing cash requirements for the next 12 months should be expanded to discuss liquidity on a long term basis. If your resources are insufficient to cover your liquidity for a period more than 12 months out, state specifically this fact.

WE HAVE NOTED THIS COMMENT AND HAVE REVISED THE DISCLOSURE TO INCLUDE THE
FOLLOWING:

                  With or without the completion of this Merger Source Atlantic will have and will continue to generate the revenue necessary to continue operations. Since the initial filing of the 14c Source Atlantic has successfully signed 3 multi-year agreements that bring consultative as well as technology commitments of up to $ 5 mm in Gross revenue over the next 36 months that will provide profitability of up to 30%. The commitments come from industry solid institutions domestically such as Brigham & Women's hospital and the Cardiovascular Research Foundation and Internationally with The Royal Orthopedic Hospital in the UK.

With Source Atlantic's business plans to expand into other expanding markets such as California and the South West, Source Atlantic management is confident that Source Atlantic will have the resources to continue the growth and support of the operation. Management of Source Atlantic has indicated that they have negotiated proposals and contracts that will support these regions well beyond a 12 month time frame

         Market for Common Equity and Related Stockholder Matters

         16. You appear to have mixed up the high bid and low bid columns for 2002. Revise. Further, some numbers in MD&A for Source Atlantic appear similarly reversed. Revise.

WE HAVE NOTED THIS COMMENT AND HAVE REVISED THE DISCLOSURE ACCORDINGLY.

United States Securities
and Exchange Commission
July 16, 2004
Page 6

                   Certain Relationships and Related Transactions

         17. Refer to prior comment 20 and this section's second paragraph. Specify the amount of receivables that Chardan Ventures, LLC agreed to convert on March 29, 2004.

WE HAVE NOTED THIS COMMENT AND HAVE REVISED THE DISCLOSURE TO INCLUDE THE
FOLLOWING:

The amount of receivables that Chardan Ventures, LLC agreed to convert on March 29, 2004 was $161,500.

         18. Refer to prior comment 22 and the second sentence in this section's fifth paragraph whose meaning is unclear. Specify the amount of the transaction fee that the parties concerned agreed would be made nonrefundable on March 1, 2002. Further, explain for what the additional $70,000 was to be expended.

WE HAVE NOTED THIS COMMENT AND HAVE REVISED THE DISCLOSURE TO ELIMINATE THE VAGUENESS.

         19. Refer to prior comment 22 and this section's fifth paragraph. As requested previously, specify the aggregate amount of claims that creditors of Premier Classic Art, Inc. agreed to release in the August 2002 agreement.

         20. Refer to prior comment 23 and the last sentence in this section's sixth paragraph. Explain how the $375,000 balance plus accrued interest were "subsequently dealt with." For example, if the balance plus accrued interest was exchanged for stock, specify the amount of stock received.

WE HAVE NOTED THIS COMMENT AND HAVE REVISED THE DISCLOSURE TO INCLUDE THE
FOLLOWING:

                  $275,000 of the balance was exchanged for "cartoon cells" that comprised part of Premier Classic Art, Inc.'s inventory with the remainder of the debt being forgiven.

         Shareholder Proposals for the 2005 Annual Meeting

         21. Refer to prior comment 26. For a proposal to be included in the proxy statement under Rule 14a-8 of Regulation 14A, we direct your attention to Rule 14a-8(e) of Regulation 14A. For a proposal not based on Rule 14a-8 of Regulation 14A, we direct your attention to Rule 14a-4(c)(l) of Regulation l4A. As appropriate, revise this section's first and second paragraphs.

United States Securities
and Exchange Commission
July 16, 2004
Page 7

WE HAVE NOTED THIS COMMENT AND HAVE REVISED THE DISCLOSURE ACCORDINGLY.

         Exhibit C

         General

         22. Update Source Atlantic's financial statement notes to the most current date presented, that is, March 31, 2004.

         WE HAVE NOTED THIS COMMENT AND HAVE REVISED THE DISCLOSURE ACCORDINGLY, SPECIFICALLY THE FOOTNOTES HAVE BEEN UPDATED TO INCLUDE THE UNAUDITED INFORMATION THROUGH MARCH 31, 2004.

         Report of Independent Certified Public Accountants

         23. We note your responses to prior comments 29 and 30 in which you indicate that the explanatory paragraph disclosing Source Atlantic's ability to continue as a going concern has been deleted. Tell us what additional information Source Atlantic provided to the auditors to result in such an action. Additionally, it is unclear to us how it is appropriate to have revised the audit opinion to remove the going concern paragraph but not to have revised the audit opinion date. Advise.

A. THE AUDITORS WERE PROVIDED INFORMATION THAT THE COMPANY EXPECTS TO RECEIVE EARNINGS AGGREGATING $1.9 MILLION AND PROFITS TOTALING APPROXIMATELY $175,000. SUCH INFORMATION INCLUDED COMMITMENTS ON EXISTING CONTRACTS OR CONTRACTS UNDER EXISTING NEGOTIATIONS AND EXPECTED NEW CONTRACTS BASED UPON COMMITMENTS THAT MANAGEMENT HAS RECEIVED THUS FAR.

B. THE DATE OF THE AUDIT REPORT HAS BEEN REVISED TO MAY 15, 2004, THAT REPRESENTED THE POINT IN TIME WHEN ADDITIONAL INFORMATION HAS BEEN PRESENTED TO THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS REQUESTING REVISION TO THEIR AUDIT REPORT.

         Balance Sheet

             Software Development Costs

         24. We note your response to prior comment 29 on a possible impairment of Source Atlantic's software development costs. Your response provided insufficient information to justify to us that an impairment of these assets does not exist. We note that although operating losses have decreased through 2003, the net loss for the three months ended March 31, 2004 was more than three times that of the year ended December 31, 2003. As requested previously, provide us the results of Source Atlantic's most recent impairment analysis to justify that your assets are not impaired.

United States Securities
and Exchange Commission
July 16, 2004
Page 8

MANAGEMENT HAS CONTINUED TO UPDATE THEIR IMPAIRMENT ANALYSIS. AS MENTIONED ABOVE, THE COMPANY CONTINUES TO SIGN ON ADDITIONAL CUSTOMERS IN CONNECTION WITH THEIR TECHNOLOGY THAT CONTINUES TO GENERATE REVENUES. THE COMPANY'S REVENUE PROJECTIONS CONTINUE TO MOVE ALONG AS PLANNED.

         Note B. Summary of Significant Accounting Policies

             Revenue Recognition

         25. We note the changes that you made to your disclosure in response to prior comment 31. Your disclosure states in part that "revenues are recognized when the services are rendered and billed based on the respective contractual arrangements." Confirm that revenue is recognized based upon chargeable hours actually worked in comparison to the total number of expected chargeable hours to be worked to satisfy the terms of the contractual arrangements and are not based upon or tied to billing cycles established in the contractual arrangements.

         MANAGEMENT CONFIRMS THAT REVENUES ARE NOT BASED UPON OR TIED TO BILLING CYCLES ESTABLISHED THAT WOULD RESULT IN A SITUATION GIVING RISE TO DEFERRED REVENUES.

         Note G. Income Taxes

         26. As requested in prior comment 33, disclose the amounts and expiration dates of operating toss carryforwards in accordance with paragraph 48 of SFAS 109. This disclosure is required even though you have fully reserved for the loss carrylorwards.

         NOTE G HAS BEEN REVISED TO DISCLOSE THE EXPIRATION DATES OF THE NET OPERATING LOSS CARRYFORWARDS IN ACCORDANCE WITH PARAGRAPH 48 OF SFAS 109.

         Exhibit D

         27. The basis of preparation of the pro forma financial information is unclear to us. It appears to us that both Parentech and Source Atlantic would qualify as operating companies and that you should be applying purchase accounting as required by SFAS 141, with Source Atlantic being reflected as the accounting acquirer. Refer to paragraphs 15-19 of SFAS
                  141. The cost of the acquired entity, Parentech, would appear to be the fair market value based upon quoted market prices of Parentech' s outstanding equity, including outstanding options and warrants. It would appear that a change in the basis of the net assets of the accounting acquiree, Parentech, should occur. Revise your pro forma financial statements.

United States Securities
and Exchange Commission
July 16, 2004
Page 9

         WE CONCUR WITH COMMENT THAT SOURCE ATLANTIC QUALIFIES AS AND SHOULD BE CONSIDERED THE ACQUIRING ENTITY. SEC COMMENTS INDICATE THAT ACCORDING TO PARAGRAPHS 15-19 OF SFAS 141, THE COST OF THE ACQUIRED ENTITY, PARENTECH WOULD APPEAR TO BE FAIR MARKET VALUE BASED UPON QUOTED MARKET PRICES OF PARENTECH'S OUTSTANDING EQUITY.

         AS PER PARAGRAPHS 22-23 OF SFAS 141, WE STUDIED ALL ASPECTS OF THE ACQUISITION AND BELIEVE THAT THE VALUE OF THE ACQUIRED ASSETS WAS NOT EQUAL TO THE QUOTED MARKET PRICE OF THE ACQUIRED ENTITY. ACCORDINGLY, THE ACQUIRED ASSETS WERE RECORDED AT THEIR COST BASIS WHICH WE BELIEVE MORE CLOSELY ESTIMATES FAIR VALUE.

         28. We note that you added exhibit D containing pro forma financial statements. We note also that you have prepared the unaudited pro forma combined statements of operations for the three months ended March 31, 2004. It is also necessary to present an unaudited pro forma combined statements of operations for the year ended December 31, 2003. Revise your pro formas.

WE CONCUR THAT IT IS ALSO NECESSARY TO PRESENT PRO-FORMA COMBINED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003. OUR PRO-FORMAS HAVE BEEN REVISED ACCORDINGLY.

         29. We note the disclosure provided in the section "Conditions to the Completion of the Merger" on the additional financing that Parentech is required to obtain for the merger to be completed. While it is inappropriate to reflect this additional financing in the pro forma financial statements because the adjustment would not be factually supportable based upon your current disclosure, add a narrative discussion to the footnotes to the pro forma financial statements detailing the additional conditions of the merger agreement that would have an impact upon the financial condition, changes in financial condition, and results of operations.

WE HAVE NOTED THIS COMMENT AND HAVE REVISED THE DISCLOSURE ACCORDINGLY.

Thank you for your consideration in this matter.

United States Securities
and Exchange Commission
July 16, 2004
Page 10

Very truly yours,

/s/ Joseph I. Emas

Joseph I. Emas

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